As filed with the Securities and Exchange Commission on March 7, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
The following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Absolute Return
Multi-Manager Portfolio

S Class Shares

Annual Report

December 31, 2015

P0366 02/16

Absolute Return Multi-Manager Portfolio Commentary (Unaudited)

Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (the "Fund") Class S posted a –5.15% total return for the 12 months ended December 31, 2015. During the period, the Portfolio underperformed its primary benchmark, the HFRX Absolute Return Index, which returned 2.86% for the same period.

The U.S. stock market was volatile in 2015 but generated a modest gain, as measured by the S&P 500® Index. The market was supported by continued economic growth, but experienced several bouts of investor risk aversion. While the broad U.S. bond market posted a small gain for the year, as measured by the Barclays U.S. Aggregate Bond Index, high yield markets, in particular, were down as spreads widened and weakness in the Energy sector had a contagious effect.

The allocation to event driven strategies was the largest detractor for the period. Following a strong first half of the year, event driven trades with a high percentage of hedge fund ownership materially underperformed in the second half of the year. We believe this was driven by forced selling from several large hedge funds that had recently underperformed and were de-risking indiscriminately across their portfolios and/or building cash to meet redemptions.

The Fund's allocation to long/short equity strategies was the second largest detractor from performance, as losses from longs outpaced gains from shorts. S&P 500 Index performance was highly concentrated for the period, with only a small subset of mega-cap stocks in the index driving much of the gain. By design, long/short equity strategies, including this Fund's allocation to those strategies, tend to be underweighted to such well-followed stocks. We believe it is difficult to add much value there and it would inhibit these strategies' abilities to generate differentiated returns in the context of a broader portfolio. All this said, our subadvisers generated alpha from short positions as they tactically traded around bouts of volatility throughout the year.

The credit long/short strategy was a slight detractor, as gains from senior floating rate bank loans outpaced losses from fixed rate bonds during this difficult environment for high yield strategies.

The subadvisers' aggregate use of swaps, forwards, futures and options detracted from performance during the reporting period.

Looking ahead, we anticipate higher and more persistent volatility. With that in mind, our long/short equity subadvisers have reduced their net exposures in an effort to focus more on company-specific risks. We think this is a prudent approach and maintain our high conviction in the strategy. Given the focus on a defined universe of announced corporate activity, the event driven strategy was the most exposed to hedge fund crowding in 2015. While we believe the majority of the selling pressure from redemptions is behind us, we are skeptical of a near-term rebound in special situations trades with softer catalysts. On the other hand, we have become increasingly more bullish on merger arbitrage with spreads at multi-year highs. We have, therefore, reduced our overall event driven exposure and our subadvisers have also rotated some capital out of special situations and into merger arbitrage. We believe, indiscriminate widening of credit spreads over the past few months has created a wealth of opportunities for bottom-up long/short credit funds. We also believe rising rates in the U.S. should make identifying attractive short opportunities much easier than it has been during the last several years of zero rates and wide open capital markets. Overall, we are confident the Fund is well-positioned to capitalize on what we believe will be a more volatile year for the markets in 2016.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report, and are subject to change without notice.

Absolute Return Multi-Manager Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
	Long	Short
Bank Loan Obligations	8.0%	—%
Business Development Companies	0.1	—
Closed-End Funds	0.2	—
Common Stocks	58.2	(18.4)
Corporate Debt Securities	2.9	(0.4)
Exchange Traded Funds	0.3	(5.1)
Exchange Traded Notes	—	(0.1)
Master Limited Partnerships	1.2	(0.1)
Purchased Options	0.2	—
Rights	0.0	—
U.S. Treasury Securities	0.1	—
Warrants	0.0	—
Short-Term Investments	26.3	—
Cash, receivables and other assets, less liabilities	26.6 *	—
Total	124.1%	(24.1)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 12/31/2015
	Date	1-Year	Life of Fund
Absolute Return Multi-Manager Portfolio Class S	05/01/2014	–5.15%	–3.06%
HFRX Absolute Return Index[1,2]		2.86%	1.55%
HFRX Global Hedge Fund Index[1,2]		–3.64%	–2.75%
S&P 500® Index[1,2]		1.38%	7.24%
Barclays U.S. Aggregate Bond Index[1,2]		0.55%	2.22%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 8.84% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 3.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. The S&P 500® and Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities they track. The HFRX Absolute Return Index and HFRX Global Hedge Fund Index do take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

Endnotes

1  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

2  The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds for each HFRX Index are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Each HFRX Index is rebalanced quarterly. The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. The Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency). Please note that investors cannot invest directly in any index.

  The S&P 500 and Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities they track. The HFRX Absolute Return Index and HFRX Global Hedge Fund Index do take into account fees and expenses of investing since each is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

3  The Fund was relatively small prior to December 31, 2014. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, effective January 1, 2016, the services previously provided by NB Alternative Investment Management LLC (NBAIM) are instead provided by NBIA.

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator and NBAIM served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and NBAIM who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) and subadvisers who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO

Actual	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During the Period* 7/1/2015 – 12/31/2015
Class S	$1,000.00	$927.20	$15.40
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,009.23	$16.05

*  Expenses are equal to the annualized expense ratio of 3.17%, multiplied by the average account value over the period, multiplied by 184/365 (to refelect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 3.17%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio 12/31/15

NUMBER OF SHARES		VALUE†
Long Positions (97.5%)
Common Stocks (58.2%)
Aerospace & Defense (1.6%)
520	Honeywell International, Inc.	$53,856
680	Precision Castparts Corp.	157,767£	bØ
		211,623
Air Freight & Logistics (0.2%)
1,205	TNT Express NV	10,201	Ø
1,250	UTi Worldwide, Inc.	8,788	*Ø
492	XPO Logistics, Inc.	13,407	*£b
		32,396
Airlines (0.1%)
93	Delta Air Lines, Inc.	4,714
126	United Continental Holdings, Inc.	7,220	*£b
		11,934
Auto Components (0.7%)
89	Delphi Automotive PLC	7,630	Ø
780	Visteon Corp.	89,310	*Ø
		96,940
Banks (2.6%)
1,595	ABN AMRO Group NV CVA	35,829	*ñØ
6,229	Banca Popolare di Milano Scarl	6,170	Ø
410	Banco Popolare SC	5,650	*Ø
2,800	Bank of America Corp.	47,124	Ø
1,500	DBS Group Holdings Ltd.	17,579	Ø
1,679	ING Groep NV CVA	22,717	Ø
384	KBC Groep NV	24,066	Ø
247	KeyCorp	3,258£	bØ
5,300	Mitsubishi UFJ Financial Group, Inc.	32,829	Ø
19,300	Mizuho Financial Group, Inc.	38,600	Ø
1,000	National Penn Bancshares, Inc.	12,330
229	Societe Generale SA	10,594	Ø
900	Sumitomo Mitsui Financial Group, Inc.	33,967	Ø
8,000	Sumitomo Mitsui Trust Holdings, Inc.	30,299	Ø
1,035	Swedbank AB Class A	22,794	Ø
		343,806
Beverages (1.3%)
226	Anheuser-Busch InBev SA	28,097	Ø
124	Carlsberg A/S Class B	10,985
2,373	Cott Corp.	26,079£	[b]
1,887	Davide Campari-Milano SpA	16,315	Ø
97	Marie Brizard Wine & Spirits SA	2,130	*Ø
828	SABMiller PLC ADR	49,622£	[b]
925	The Coca-Cola Co.	39,738	Ø
		172,966
NUMBER OF SHARES		VALUE†
Biotechnology (1.9%)
82	Actelion Ltd.	$11,393	*Ø
1,101	Baxalta, Inc.	42,972£	[b]
148	Biogen, Inc.	45,340	*
739	Cepheid	26,996	*Ø
500	Dyax Corp.	18,810	*Ø
505	Neurocrine Biosciences, Inc.	28,568	*
2,000	Ocata Therapeutics, Inc.	16,840	*Ø
5,870	QLT, Inc.	15,614	*£b
95	United Therapeutics Corp.	14,878	*Ø
198	Vertex Pharmaceuticals, Inc.	24,914	*
		246,325
Building Products (0.1%)
800	LIXIL Group Corp.	17,768	Ø
Capital Markets (1.6%)
683	Azimut Holding SpA	16,977	Ø
1,668	GP Investments Acquisition Corp. Class U	16,580	*£b
21	Intertrust NV	462	*ñØ
800	Jafco Co. Ltd.	31,187	Ø
5,700	Nomura Holdings, Inc.	31,749	Ø
579	NorthStar Asset Management Group, Inc.	7,029£	[b]
3,261	RCS Capital Corp. Class A	993	*£b
10,700	WL Ross Holding Corp.	106,572	*£bØ
		211,549
Chemicals (2.6%)
575	Air Products & Chemicals, Inc.	74,813	Ø
645	Airgas, Inc.	89,217	Ø
3,000	Asahi Kasei Corp.	20,286	Ø
2,175	Axiall Corp.	33,495	Ø
1,000	Nissan Chemical Industries Ltd.	22,701	Ø
400	Nitto Denko Corp.	29,202	Ø
300	Shin-Etsu Chemical Co. Ltd.	16,310	Ø
6,000	Ube Industries Ltd.	12,679	Ø
430	WR Grace & Co.	42,824	*
		341,527
Commercial Services & Supplies (0.1%)
11,388	Spotless Group Holdings Ltd.	8,923	Ø
Construction & Engineering (0.3%)
7,000	Taisei Corp.	46,109	Ø
Construction Materials (0.1%)
71	HeidelbergCement AG	5,786	Ø
166	LafargeHolcim Ltd.	8,313	*Ø
		14,099

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Consumer Finance (0.7%)
3,261	Synchrony Financial	$99,167	*Ø
Containers & Packaging (0.2%)
320	Berry Plastics Group, Inc.	11,577	*
7,092	Nampak Ltd.	11,396	Ø
		22,973
Diversified Consumer Services (0.1%)
346	Service Corp. International	9,003	£b
Diversified Financial Services (1.5%)
2,964	Acasta Enterprises, Inc. Class A	20,350	*Ø
1,804	Alignvest Acquisition Corp. Class A	12,777	*Ø
1,050	Double Eagle Acquisition Corp.	10,500	*£b
963	Gores Holdings, Inc.	9,630	*£b
2,400	ORIX Corp.	33,668	Ø
10,504	Pace Holdings Corp.	106,090	*£b
		193,015
Diversified Telecommunication Services (0.0%)
1,822	Globalstar, Inc.	2,624	*Ø
Electric Utilities (1.0%)
116	Avangrid, Inc.	4,454	*
637	Cleco Corp.	33,258£	[b]
101	Edison International	5,980
120	Exelon Corp.	3,332
1	FirstEnergy Corp.	32	Ø
200	Hawaiian Electric Industries, Inc.	5,790£	[b]
248	ITC Holdings Corp.	9,734£	[b]
139	NextEra Energy, Inc.	14,441
1,344	Pepco Holdings, Inc.	34,957£	bØ
1,400	The Kansai Electric Power Co., Inc.	16,786	*Ø
		128,764
Electrical Equipment (0.2%)
300	Nidec Corp.	21,755	Ø
Electronic Equipment, Instruments & Components (0.1%)
200	Axis Communications AB	8,136	Ø
1,000	Hitachi Ltd.	5,666	Ø
500	RealD, Inc.	5,275	*Ø
		19,077
Energy Equipment & Services (0.7%)
150	Baker Hughes, Inc.	6,923	Ø
1,271	Cameron International Corp.	80,327	*£bØ
308	Halliburton Co.	10,484
		97,734
NUMBER OF SHARES		VALUE†
Food & Staples Retailing (0.5%)
185	CVS Health Corp.	$18,087	Ø
121	Magnit PJSC GDR	4,867	Ø
4,626	Rite Aid Corp.	36,268	*£bØ
1,477	Wal-Mart de Mexico SAB de CV	3,727	Ø
326	X5 Retail Group NV GDR	6,178	*Ø
		69,127
Food Products (2.5%)
2,000	Boulder Brands, Inc.	21,960	*Ø
250	Diamond Foods, Inc.	9,637	*Ø
154	Kellogg Co.	11,129
1,269	Keurig Green Mountain, Inc.	114,185	Ø
825	Mondelez International, Inc. Class A	36,993
9,823	Nomad Foods Ltd.	117,876	*fØ
102	The JM Smucker Co.	12,581	Ø
		324,361
Gas Utilities (0.4%)
271	AGL Resources, Inc.	17,293£	bØ
49	Atmos Energy Corp.	3,089
250	Piedmont Natural Gas Co., Inc.	14,255
3,281	Snam SpA	17,123
13	The Laclede Group, Inc.	772
		52,532
Health Care Equipment & Supplies (2.5%)
500	ArthroCare Corp.	175	*fN
210	CR Bard, Inc.	39,782	Ø
643	Edwards Lifesciences Corp.	50,784	*Ø
95	Greatbatch, Inc.	4,988	*Ø
834	Hologic, Inc.	32,267	*Ø
94	Intuitive Surgical, Inc.	51,339	*Ø
548	Masimo Corp.	22,748	*
484	Nevro Corp.	32,675	*Ø
120	Sirona Dental Systems, Inc.	13,148	*£b
389	St. Jude Medical, Inc.	24,029
229	The Cooper Cos., Inc.	30,732	Ø
1,147	Wright Medical Group NV	27,734	*Ø
		330,401
Health Care Providers & Services (1.1%)
1,095	Brookdale Senior Living, Inc.	20,214	*£b
333	Capital Senior Living Corp.	6,946	*Ø
174	Cigna Corp.	25,461£	[b]
239	Fresenius SE & Co. KGaA	17,025
336	Health Net, Inc.	23,003	*£b
71	Humana, Inc.	12,674£	[b]
61	Laboratory Corp. of America Holdings	7,542	*Ø
439	Quest Diagnostics, Inc.	31,230	Ø
963	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	2,076
541	Sinopharm Group Co. Ltd. Class H	2,160
		148,331

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Health Care Technology (0.3%)
551	Cerner Corp.	$33,154	*Ø
300	MedAssets, Inc.	9,282	*Ø
		42,436
Hotels, Restaurants & Leisure (1.0%)
3,236	Ainsworth Game Technology Ltd.	5,367	Ø
2,450	Bloomin' Brands, Inc.	41,380	Ø
229	Extended Stay America, Inc.	3,641	Ø
492	Hilton Worldwide Holdings, Inc.	10,529	Ø
676	Morgans Hotel Group Co.	2,278	*£b
480	Pinnacle Entertainment, Inc.	14,938	*£bØ
704	Starwood Hotels & Resorts Worldwide, Inc.	48,773£	bØ
		126,906
Household Durables (0.7%)
210	Mohawk Industries, Inc.	39,772	*
200	Rinnai Corp.	17,721	Ø
1,200	Sony Corp.	29,492	Ø
		86,985
Independent Power & Renewable Electricity Producers (0.3%)
34	8Point3 Energy Partners LP	549
113	Abengoa Yield PLC	2,180
421	Calpine Corp.	6,092	*
254	Dynegy, Inc.	3,403	*
238	NextEra Energy Partners LP	7,104
277	NRG Yield, Inc. Class A	3,853
477	Pattern Energy Group, Inc.	9,974
267	TerraForm Power, Inc. Class A	3,359	*Ø
		36,514
Industrial Conglomerates (0.3%)
375	Danaher Corp.	34,830	Ø
5,000	Toshiba Corp.	10,276	*Ø
		45,106
Insurance (1.9%)
2,722	AIA Group Ltd.	16,264
300	Aspen Insurance Holdings Ltd.	14,490	Ø
400	PartnerRe Ltd.	55,896	Ø
468	Sampo OYJ Class A	23,766	Ø
200	StanCorp Financial Group, Inc.	22,776	Ø
500	Symetra Financial Corp.	15,885	Ø
557	Talanx AG	17,130	Ø
228	The Chubb Corp.	30,242£	[b]
1,700	The Dai-ichi Life Insurance Co. Ltd.	28,284	Ø
390	The Hartford Financial Services Group, Inc.	16,950£	[b]
NUMBER OF SHARES		VALUE†
2,530	WMIH Corp.	$6,553	*£b
		248,236
Internet & Catalog Retail (0.3%)
10	Amazon.com, Inc.	6,759	*Ø
377	Groupon, Inc.	1,157	*Ø
644	Liberty Ventures Series A	29,051	*£b
6	The Priceline Group, Inc.	7,650	*Ø
		44,617
Internet Software & Services (2.0%)
160	Alibaba Group Holding Ltd. ADR	13,003	*
114	Alphabet, Inc. Class A	88,693	*Ø
2	Alphabet, Inc. Class C	1,518	*
29	Baidu, Inc. ADR	5,482	*
300	Constant Contact, Inc.	8,772	*Ø
510	eBay, Inc.	14,015	*Ø
135	Facebook, Inc. Class A	14,129	*Ø
17	LinkedIn Corp. Class A	3,826	*Ø
96	Mail.Ru Group Ltd. GDR	2,165	*Ø
36	MercadoLibre, Inc.	4,116	Ø
359	Tencent Holdings Ltd.	7,029
2,356	Yahoo!, Inc.	78,361	*£b
105	Yandex NV Class A	1,651	*Ø
747	Youku Tudou, Inc. ADR	20,266	*£b
		263,026
IT Services (1.6%)
1,270	Computer Sciences Corp.	41,503	Ø
4,440	CSRA, Inc.	133,200	Ø
200	InterXion Holding NV	6,030	*Ø
229	MasterCard, Inc. Class A	22,295
164	PayPal Holdings, Inc.	5,937	*Ø
674	Travelport Worldwide Ltd.	8,695	Ø
		217,660
Life Sciences Tools & Services (0.5%)
726	Agilent Technologies, Inc.	30,354	Ø
189	Gerresheimer AG	14,769	Ø
918	QIAGEN NV	25,383	*Ø
		70,506
Machinery (1.0%)
1,500	Blount International, Inc.	14,715	*
268	EnPro Industries, Inc.	11,749	Ø
100	FANUC Corp.	17,229
400	Makita Corp.	23,051	Ø
7,000	Mueller Water Products, Inc. Class A	60,200	Ø
		126,944

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Marine (0.1%)
3,000	Nippon Yusen KK	$7,271	Ø
Media (4.4%)
324	Altice NV Class A	4,665	*Ø
2,119	Cablevision Systems Corp. Class A	67,596£	[b]
811	CBS Corp. Class B	38,222	Ø
339	DISH Network Corp. Class A	19,384	*Ø
2,147	Gray Television, Inc.	34,996	*Ø
167	Liberty Global PLC Series C	6,809	*Ø
8	Liberty Global PLC LiLAC Series C	344	*Ø
709	Loral Space & Communications, Inc.	28,863	*Ø
2,985	Media General, Inc.	48,208	*£bØ
240	Nexstar Broadcasting Group, Inc. Class A	14,088	Ø
131	RTL Group SA	10,962	Ø
203	Sinclair Broadcast Group, Inc. Class A	6,606	Ø
179	Starz Class A	5,997	*£b
289	Stroeer SE	18,145	Ø
639	The EW Scripps Co. Class A	12,141	Ø
783	Time Warner Cable, Inc.	145,317£	bØ
750	Time Warner, Inc.	48,502	Ø
900	Tribune Media Co. Class A	30,429	Ø
361	Videocon d2h Ltd. ADR	3,206	*£b
995	Wolters Kluwer NV	33,483	Ø
		577,963
Metals & Mining (0.2%)
1,668	Electrum Special Acquisition Corp. Class U	16,597	*£b
400	Nippon Steel & Sumitomo Metal Corp.	7,913	Ø
		24,510
Multiline Retail (0.3%)
977	Europris ASA	4,746	*ñØ
542	Macy's, Inc.	18,959	Ø
2,000	Takashimaya Co. Ltd.	18,011	Ø
		41,716
Multi-Utilities (1.3%)
2,645	Black Hills Corp.	122,807	Ø
89	CMS Energy Corp.	3,211
119	Dominion Resources, Inc.	8,049
61	DTE Energy Co.	4,892
46	NiSource, Inc.	898
75	PG&E Corp.	3,989
26	SCANA Corp.	1,573
146	Sempra Energy	13,725
500	TECO Energy, Inc.	13,325	Ø
		172,469
NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (1.0%)
100	BG Group PLC	$1,452	Ø
1,000	BG Group PLC ADR	14,520	Ø
1,300	Canadian Natural Resources Ltd.	28,379	Ø
1,151	Cheniere Energy Partners LP Holdings LLC	20,027
234	Cheniere Energy, Inc.	8,717	*£b
286	Columbia Pipeline Group, Inc.	5,720
199	Enbridge, Inc.	6,605
1,232	Encana Corp.	6,271	Ø
115	EQT GP Holdings LP	2,387
611	Freehold Royalties Ltd.	4,795	Ø
54	Golar LNG Ltd.	853
40	HollyFrontier Corp.	1,596£	[b]
79	Kinder Morgan, Inc.	1,179
171	Penn Virginia Corp.	51	*£b
48	Phillips 66	3,926
557	Royal Dutch Shell PLC Class A	12,769	Ø
232	SemGroup Corp. Class A	6,696
275	Teekay Corp.	2,714
192	The Williams Cos., Inc.	4,934£	[b]
23	TransCanada Corp.	750
		134,341
Paper & Forest Products (0.1%)
1,000	Wausau Paper Corp.	10,230	Ø
Pharmaceuticals (3.9%)
587	Allergan PLC	183,437	*£b
416	Bristol-Myers Squibb Co.	28,617
1,363	Depomed, Inc.	24,711	*
647	Endo International PLC	39,609	*
752	Impax Laboratories, Inc.	32,156	*
264	Novartis AG	22,709	Ø
167	Perrigo Co. PLC	24,165	Ø
180	Revance Therapeutics, Inc.	6,149	*£b
268	Shire PLC ADR	54,940£	bØ
417	Teva Pharmaceutical Industries Ltd. ADR	27,372	Ø
1,549	Zoetis, Inc.	74,228£	[b]
		518,093
Professional Services (0.1%)
253	Adecco SA	17,316	*Ø
Real Estate Investment Trusts (2.1%)
1,447	BioMed Realty Trust, Inc.	34,280£	bØ
235	CyrusOne, Inc.	8,801	Ø
168	Equinix, Inc.	50,803	Ø
224	Host Hotels & Resorts, Inc.	3,436
2,225	Mack-Cali Realty Corp.	51,954	Ø
4,920	New Senior Investment Group, Inc.	48,511£	[b]
1,460	New York REIT, Inc.	16,790£	[b]
1,135	Newcastle Investment Corp.	4,631£	[b]
301	NorthStar Realty Europe Corp.	3,555£	[b]

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
910	NorthStar Realty Finance Corp.	$15,497£	[b]
53	Simon Property Group, Inc.	10,305	Ø
400	STAG Industrial, Inc.	7,380
277	Ventas, Inc.	15,631£	[b]
		271,574
Real Estate Management & Development (1.6%)
400	Conwert Immobilien Invest SE	6,102	*Ø
2,400	Daiwa House Industry Co. Ltd.	68,991	Ø
1,200	Hulic Co. Ltd.	10,537	Ø
2,480	Kennedy Wilson Europe Real Estate PLC	44,238
221	LEG Immobilien AG	18,012	*Ø
100,000	Megaworld Corp.	9,009	Ø
2,000	Tokyo Tatemono Co. Ltd.	21,767	Ø
4,200	Tokyu Fudosan Holdings Corp.	26,325	Ø
		204,981
Road & Rail (0.4%)
655	Kansas City Southern	48,909	Ø
87	Union Pacific Corp.	6,803	Ø
		55,712
Semiconductors & Semiconductor Equipment (3.1%)
2,572	Atmel Corp.	22,145	Ø
3,791	Broadcom Corp. Class A	219,195£	bØ
1,400	EZchip Semiconductor Ltd.	34,608	*Ø
1,500	Fairchild Semiconductor International, Inc.	31,065	*£bØ
168	KLA-Tencor Corp.	11,651£	[b]
197	Magnachip Semiconductor Corp.	1,042	*£b
288	Maxim Integrated Products, Inc.	10,944£	[b]
942	Micron Technology, Inc.	13,339	*£b
3,250	PMC-Sierra, Inc.	37,765	*Ø
4,000	SCREEN Holdings Co. Ltd.	29,443	Ø
167	SunPower Corp.	5,012	*
		416,209
Software (1.4%)
1,500	King Digital Entertainment PLC	26,820	Ø
100	Nintendo Co. Ltd.	13,751
1,010	PTC, Inc.	34,976	*Ø
600	SolarWinds, Inc.	35,340	*Ø
900	Solera Holdings, Inc.	49,347	Ø
720	Verint Systems, Inc.	29,203	*Ø
		189,437
Specialty Retail (0.6%)
48	Advance Auto Parts, Inc.	7,225£	[b]
1,200	Gulliver International Co. Ltd.	11,961	Ø
683	Hennes & Mauritz AB Class B	24,295	Ø
6,099	Office Depot, Inc.	34,398	*£bØ
		77,879
NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (1.0%)
4,608	EMC Corp.	$118,333£	[b]
60	NCR Corp.	1,468	*
12	Samsung Electronics Co. Ltd. GDR	6,378	Ø
		126,179
Textiles, Apparel & Luxury Goods (1.2%)
2,265	Coach, Inc.	74,133	Ø
143	Michael Kors Holdings Ltd.	5,729	*Ø
430	PVH Corp.	31,670	Ø
1,600	Steven Madden Ltd.	48,352	*Ø
		159,884
Trading Companies & Distributors (0.3%)
321	AerCap Holdings NV	13,855	*£b
344	Brenntag AG	17,925	Ø
400	Mitsubishi Corp.	6,653	Ø
		38,433
Transportation Infrastructure (0.4%)
743	Macquarie Infrastructure Corp.	53,942	Ø
Water Utilities (0.1%)
218	American Water Works Co., Inc.	13,025
	Total Common Stocks (Cost $7,876,542)	7,694,929
Business Development Companies (0.1%)
695	Solar Capital Ltd. (Cost $13,230)	11,419	£bØ
Exchange Traded Funds (0.3%)
2,103	iShares MSCI Brazil Capped ETF (Cost $47,614)	43,490
Closed-End Funds (0.2%)
457	AP Alternative Assets LP	14,423	*
424	BlackRock Floating Rate Income Strategies Fund, Inc.	5,470	Ø
323	Blackstone/GSO Strategic Credit Fund	4,318	Ø
1,340	Invesco Senior Income Trust	5,414	Ø
1,076	Voya Prime Rate Trust	5,445	Ø
	Total Closed-End Funds (Cost $37,078)	35,070

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Master Limited Partnerships (1.2%)
Capital Markets (0.1%)
1,005	Apollo Global Management LLC, Class A	$15,256
Oil, Gas & Consumable Fuels (1.1%)
219	Antero Midstream Partners LP	4,998
931	Boardwalk Pipeline Partners LP	12,084
27	Buckeye Partners LP	1,781	Ø
1,027	Cheniere Energy Partners LP	26,774
17	Columbia Pipeline Partners LP	297
1	Delek Logistics Partners LP	36
102	Dominion Midstream Partners LP	3,127
674	Energy Transfer Equity LP	9,261
299	Energy Transfer Partners LP	10,085
367	Enterprise Products Partners LP	9,388
95	EQT Midstream Partners LP	7,169
192	MPLX LP	7,551
325	NuStar GP Holdings LLC	6,874
51	Phillips 66 Partners LP	3,131
37	Plains All American Pipeline LP	855	Ø
22	Rice Midstream Partners LP	297
100	Rose Rock Midstream LP	1,504
18	Spectra Energy Partners LP	859	Ø
283	Sunoco Logistics Partners LP	7,273
378	Sunoco LP	14,973£	[b]
30	Tesoro Logistics LP	1,510
71	Valero Energy Partners LP	3,664
12	Western Gas Partners LP	570
253	Western Refining Logistics LP	6,206
		140,267
	Total Master Limited Partnerships (Cost $158,844)	155,523
NUMBER OF RIGHTS
Rights (0.0%)
Biotechnology (0.0%)
500	Chelsea Therapeutics International Ltd. (H Lundbeck A/S)	55	*fN
Food & Staples Retailing (0.0%)
1,000	Safeway, Inc. (Casa Ley)	350	*N
1,000	Safeway, Inc. (Property Development Centers)	50	*N
		400
Health Care Providers & Services (0.0%)
204	Community Health Systems, Inc., due 1/4/16	2	*£b
	Total Rights (Cost $15)	457
NUMBER OF WARRANTS		VALUE†
Warrants (0.0%)
Diversified Financial Services (0.0%)
1,576	Acasta Enterprises, Inc., due 9/8/20	$512	*
1,072	Alignvest Acquisition Corp., due 6/15/23	271	*
	Total Warrants (Cost $0)	783
PRINCIPAL AMOUNT
Bank Loan Obligationsµ (8.0%)
Advertising (0.1%)
$14,738	Affinion Group, Inc., 1st Lien Term Loan B, 6.75%, due 4/30/18	13,490
Aerospace & Defense (0.2%)
32,378	The SI Organization, Inc., 1st Lien Term Loan, 5.75%, due 10/24/19	32,186
Biotechnology (0.1%)
17,898	AgroFresh, Inc., Term Loan, 5.75%, due 7/2/21	17,562	N
Capital Markets (0.8%)
18,824	Ascensus, Inc., 1st Lien Term Loan, 5.50%, due 12/1/22	17,506	N
21,000	Duff & Phelps Utility and Corporate Bond Trust, Inc., 2nd Lien Term Loan, 9.50%, due 8/14/21	20,475	N
50,000	First Eagle Investment Management LLC, Term Loan B, 4.75%, due 10/30/22	48,625
17,000	LPL Holdings, Inc., Incremental Term Loan B, 4.75%, due 11/18/22	16,958	N
		103,564
Commercial Services & Supplies (0.8%)
20,843	Accuvant, Inc., Term Loan B, 6.25%, due 12/15/21	20,321
10,917	Capstone Logistics Acquisition, Inc., Term Loan B, 5.50%, due 10/3/21	10,794	N
15,746	First Advantage Corp., Term Loan B, 6.25%, due 6/29/22	15,333	N

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE†
$3,976	Merrill Communications LLC, 1st Lien Term Loan, 6.25%, due 5/29/22	$3,380	N
16,958	Protection One, Inc., 1st Lien Term Loan, 5.00%, due 6/19/21	16,560
9,000	Protection One, Inc., 2nd Lien Term Loan, 9.75%, due 6/19/22	8,505	N
20,948	SITEL Worldwide Corp., 1st Lien Term Loan, 6.50%, due 8/17/21	20,466	N
10,000	Universal Services, Term Loan B, 4.75%, due 7/27/22	9,512
		104,871
Communications Equipment (0.1%)
10,918	Riverbed Technology, Inc., Term Loan B, 6.00%, due 2/25/22	10,853
Containers & Packaging (0.0%)
4,988	Prolamina Corp., Term Loan B, 5.00%, due 8/6/22	4,875
Diversified Financial Services (0.6%)
1,709	BATS Global Markets Holdings, Inc., Term Loan, 5.75%, due 1/31/20	1,709	N
50,000	Environmental Resources Management, 1st Lien Term Loan, 5.00%, due 5/9/21	47,500	N
24,745	IG Investments Holdings LLC, 1st Lien Term Loan, 6.00%, due 10/31/21	24,518	N
		73,727
Diversified Telecommunication Services (0.3%)
39,000	Cable & Wireless Communications PLC, Term Loan, due 12/2/22	38,135	^^Ø
Electric Utilities (0.4%)
47,584	Astoria Energy LLC, 1st Lien Term Loan, 5.00%, due 12/18/21	46,671	N
Electronic Equipment, Instruments & Components (0.0%)
1,995	TTM Technologies, Inc., Term Loan B, 6.00%, due 5/8/21	1,800
Food Products (0.1%)
11,000	Shearer's Foods LLC, Term Loan, 5.25%, due 6/30/21	10,808	N
PRINCIPAL AMOUNT		VALUE†
Health Care Equipment & Supplies (0.1%)
$7,000	Physio-Control International, Inc., 1st Lien Term Loan, 5.50%, due 5/19/22	$6,860	N
Health Care Providers & Services (0.3%)
20,895	21st Century Oncology, Inc., Term Loan, 6.50%, due 4/28/22	17,447	N
11,910	Beacon Health Strategies LLC, Term Loan B, 5.00%, due 9/30/21	11,315
8,000	U.S. Renal Care, Inc., 1st Lien Term Loan, due 11/17/22	7,920	^^N
		36,682
Hotels, Restaurants & Leisure (0.5%)
21,835	Amaya Holdings BV, 1st Lien Term Loan, 5.00%, due 7/29/21	20,416
53,730	Caesars Entertainment Operating Co., Inc., Term Loan B, due 3/1/17	44,495	≠
6,000	Diamond Resorts Corp., Incremental Term Loan, 5.50%, due 5/9/21	5,880	N
		70,791
Insurance (0.1%)
9,950	Asurion LLC, Term Loan B, 5.00%, due 7/30/22	9,074
3,979	Confie Seguros Holding II Co., 1st Lien Term Loan B, 5.75%, due 11/9/18	3,915
1,968	Hyperion Insurance Group Ltd., Term Loan B, 5.50%, due 3/26/22	1,938
		14,927
Internet Software & Services (1.2%)
4,000	AF Borrower LLC, Initial Term Loan, 10.00%, due 1/30/23	3,813	N
13,965	Ancestry.com, Inc., Term Loan B, 5.00%, due 8/17/22	13,825
15,905	Answers Corp., Term Loan, 6.25%, due 10/3/21	10,656	N
50,000	Match Group, Inc., Term Loan B, 5.50%, due 11/6/22	49,313	N
49,269	TravelClick, Inc., 1st Lien Term Loan, 5.50%, due 5/8/21	47,298	N
31,735	Travelport LLC, Term Loan B, 5.75%, due 8/15/21	30,991
		155,896

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE†
IT Services (0.5%)
$14,000	CSRA, Inc., Term Loan B, 3.75%, due 10/29/22	$13,939
50,000	First Data Corp., Term Loan B, 4.17%, due 7/8/22	49,237	Ø
		63,176
Machinery (0.1%)
7,980	NN, Inc., Term Loan B, 5.75%, due 10/2/22	7,874	N
Media (0.7%)
7,000	Cirque du Soleil, Inc., 2nd Lien Term Loan, 9.25%, due 6/25/23	6,580	N
17,825	Endemol NV, 1st Lien Term Loan, 6.75%, due 8/6/21	15,760	N
50,000	Liberty Cablevision of Puerto Rico LLC, Term Loan B, 4.50%, due 1/7/22	48,313	N
5,000	NEP/NCP Holdco, Inc., Term Loan, 10.00%, due 7/22/20	4,675	N
9,000	Numericable U.S. LLC, Tranche Loan B-6, 4.75%, due 1/22/23	8,630
4,975	Thomson Learning, 1st Lien Term Loan, 7.00%, due 3/6/21	4,838
9,950	Top Right Group Ltd., Term Loan B, 6.00%, due 4/13/22	9,863	N
		98,659
Miscellaneous Manufacturing (0.1%)
9,950	Novolex Holdings, Inc., 1st Lien Term Loan, 6.00%, due 12/4/21	9,905
Multiline Retail (0.3%)
33,034	JC Penney Corp., Inc., Term Loan, 6.00%, due 5/21/18	32,398
3,000	KIK Custom Products, Inc., Term Loan B, 6.00%, due 8/24/22	2,903
		35,301
Oil, Gas & Consumable Fuels (0.0%)
45,000	Fieldwood Energy LLC, 2nd Lien Term Loan, 8.38%, due 9/30/20	6,750	^^
PRINCIPAL AMOUNT		VALUE†
Packaging & Containers (0.0%)
$1,490	Kloeckner Pentaplast of America, Inc., Initial Term Loan, 5.00%, due 4/22/20	$1,473
3,485	Kloeckner Pentaplast of America, Inc., Term Loan B, 5.00%, due 4/22/20	3,446
		4,919
Personal Products (0.1%)
8,000	Coty/Galleria, Term Loan A, due 10/22/22	7,925	^^N
Real Estate Investment Trusts (0.0%)
2,985	Communications Sales & Leasing, Inc., Term Loan B, 5.00%, due 10/16/22	2,751
Road & Rail (0.1%)
6,000	Quality Distribution, Inc., 1st Lien Term Loan, 5.75%, due 7/31/22	5,723	N
14,000	YRC Worldwide, Inc., 1st Lien Term Loan, due 2/12/19	12,133	^^
		17,856
Semiconductors & Semiconductor Equipment (0.1%)
5,000	Linxens, 2nd Lien Term Loan, 9.50%, due 7/31/23	4,888	N
5,000	Linxens, Term Loan B, 5.00%, due 7/31/22	4,862
		9,750
Software (0.0%)
3,980	CT Technologies Intermediate Holdings, Inc., Term Loan, 5.25%, due 11/5/21	3,821	N
Technology Hardware, Storage & Peripherals (0.2%)
28,926	Eastman Kodak Co., Term Loan, 7.25%, due 7/31/19	24,780
Telecommunications (0.0%)
6,895	ConvergeOne Holdings Corp., 1st Lien Term Loan, 6.00%, due 6/16/20	6,774	N
Textiles, Apparel & Luxury Goods (0.0%)
5,000	FULLBEAUTY Brands, Inc., Term Loan B, 5.75%, due 10/15/22	4,691	N

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE†
Trading Companies & Distributors (0.1%)
$10,973	US LBM Holdings LLC, 1st Lien Term Loan, 6.25%, due 8/19/22	$10,396
	Total Bank Loan Obligations (Cost $1,103,384)	1,059,026
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.1%)
8,000	U.S. Treasury Bond, 3.00%, due 5/15/45 (Cost $8,229)	7,948	£b
Corporate Debt Securities (2.9%)
Air Freight & Logistics (0.0%)
3,000	UTi Worldwide, Inc., 4.50%, due 3/1/19	2,959	£b
Biotechnology (0.0%)
5,000	AMAG Pharmaceuticals, Inc., 7.88%, due 9/1/23	4,400	ñØ
Chemicals (0.0%)
3,000	Momentive Performance Materials, Inc., 10.00%, due 10/15/20	0	≠NZ
Commercial Services & Supplies (0.0%)
5,000	Constellis Holdings LLC, 9.75%, due 5/15/20	4,106	ñØ
Diversified Telecommunication Services (1.1%)
100,000	FairPoint Communications, Inc., 8.75%, due 8/15/19	98,500	ñØ
63,000	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	49,455£	[b]
		147,955
Energy Equipment & Services (0.0%)
3,000	Transocean, Inc., 6.80%, due 3/15/38	1,615
Gas Utilities (0.2%)
24,000	Niska Gas Storage Canada Finance Corp., 6.50%, due 4/1/19	20,700	Ø
Hotels, Restaurants & Leisure (0.2%)
20,000	Caesars Entertainment Resort Properties LLC, 8.00%, due 10/1/20	19,000	Ø
PRINCIPAL AMOUNT		VALUE†
Household Products (0.1%)
$18,000	The Sun Products Corp., 7.75%, due 3/15/21	$15,615	ñØ
Insurance (0.7%)
36,888	Ambac Assurance Corp., 5.10%, due 6/7/20	37,810	ñØd
5,000	Syncora Holdings Ltd., Ser. A, 6.88%, due 9/30/17	1,150	Nµd
30,000	TIG FINCO PLC, 8.50%, due 3/2/20	45,354	ñØµ
13,600	Wayne Merger Sub LLC, 8.25%, due 8/1/23	12,784£	bñ
		97,098
IT Services (0.0%)
5,000	Sabre GLBL, Inc., 5.25%, due 11/15/23	4,944	£bñ
Media (0.1%)
4,000	DISH DBS Corp., 5.00%, due 3/15/23	3,470	Ø
6,000	WideOpenWest Finance LLC, 10.25%, due 7/15/19	5,665	Ø
		9,135
Oil, Gas & Consumable Fuels (0.2%)
22,000	Cobalt International Energy, Inc., 3.13%, due 5/15/24	11,495	Ø
21,000	Midstates Petroleum Co., Inc., 10.00%, due 6/1/20	9,660
400	Midstates Petroleum Co., Inc., 10.00%, due 6/1/20	184	ñ
		21,339
Semiconductors & Semiconductor Equipment (0.1%)
4,000	Advanced Micro Devices, Inc., 6.75%, due 3/1/19	2,900
21,000	SunEdison, Inc., 2.63%, due 6/1/23	7,652	ñØ
		10,552
Specialty Retail (0.0%)
2,000	Group 1 Automotive, Inc., 5.25%, due 12/15/23	1,980	£bñ
Trading Companies & Distributors (0.1%)
8,000	United Rentals North America, Inc., 4.63%, due 7/15/23	7,980
Transportation (0.1%)
11,000	OPE KAG Finance Sub, Inc., 7.88%, due 7/31/23	10,931	£bñ
	Total Corporate Debt Securities (Cost $425,793)	380,309

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF CONTRACTS		VALUE†
Purchased Options (0.2%)
Call Options (0.0%)
3	Alerian MLP ETF, Jan 2016 @ 11	$345
6	Energy Transfer Equity LP, Jul 2016 @ 12.5	1,680
7	King Digital Entertainment PLC, Feb 2016 @ 18	70	[f]
5	Macy's, Inc., Feb 2016 @ 65	5	[f]
2	Monsanto Co., Jan 2017 @ 135	96
9	Pfizer, Inc., Mar 2016 @ 34	306
1	SanDisk Corp., Jan 2016 @ 62.5	1,400
9	SunEdison, Inc., Jan 2016 @ 20	—	[f]
7	SunEdison, Inc., Apr 2016 @ 6	665
5	Time Warner, Inc., Jan 2016 @ 77.5	45
		4,612
Put Options (0.2%)
4	Altera Corp., Jan 2016 @ 45	—	[f]
1	Baxalta, Inc., Jan 2016 @ 35	45
2	Brookdale Senior Living, Inc., Apr 2016 @ 17.5	280
4	Cigna Corp., Jan 2017 @ 130	3,760
1	Humana, Inc., Jan 2016 @ 185	650
11	iShares Russell 2000 ETF, Feb 2016 @ 107	1,595
10	iShares Russell 2000 ETF, Mar 2016 @ 104	1,730
1	Magnachip Semiconductor Corp., Jun 2016 @ 5	100
4	Maxim Integrated Products, Inc., Feb 2016 @ 38	740
7	MGM Resorts International, Jan 2016 @ 18	—	[f]
6	Micron Technology, Inc., Jan 2016 @ 14	216
6	Micron Technology, Inc., Jan 2016 @ 19	2,790
5	Office Depot, Inc., Jan 2016 @ 7	650
1	S&P 500 Index, Feb 2016 @ 2050	5,080
1	United Continental Holdings, Inc., Feb 2016 @ 55	210
6	Yahoo!, Inc., Jan 2016 @ 33	366
		18,212
	Total Purchased Options (Cost $35,511)	22,824
NUMBER OF SHARES		VALUE†
Short-Term Investments (26.3%)
3,478,105	Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.05% (Cost $3,478,105)	$3,478,105	Ø²
	Total Long Positions (97.5%) (Cost $13,184,345)	12,889,883	##
	Cash, receivables and other assets, less liabilities (26.6%)	3,522,716	±†††Ø
	Short Positions (see summary below) ((24.1)%)	(3,186,908)
	Total Net Assets (100.0%)	$13,225,691
Short Positions ((24.1)%)£ØØ
Common Stocks Sold Short (18.4%)
Aerospace & Defense (0.2%)
(225)	L-3 Communications Holdings, Inc.	(26,890)
Air Freight & Logistics (0.2%)
(4,090)	Royal Mail PLC	(26,771)
Airlines (0.5%)
(11)	American Airlines Group, Inc.	(466)
(2,900)	Deutsche Lufthansa AG	(45,678	)*
(1,100)	JetBlue Airways Corp.	(24,915	)*
		(71,059)
Auto Components (0.2%)
(1,600)	Dana Holding Corp.	(22,080)
Automobiles (0.1%)
(650)	Tata Motors Ltd. ADR	(19,156	)*
Banks (0.8%)
(200)	BB&T Corp.	(7,562)
(112)	BOK Financial Corp.	(6,696)
(675)	Canadian Western Bank	(11,405)
(156)	Commonwealth Bank of Australia	(9,645)
(126)	Cullen/Frost Bankers, Inc.	(7,560)
(371)	First Niagara Financial Group, Inc.	(4,025)
(425)	National Bank of Canada	(12,381)
(161)	Texas Capital Bancshares, Inc.	(7,957	)*
(305)	The PNC Financial Services Group, Inc.	(29,070)
(249)	Zions Bancorporation	(6,798)
		(103,099)

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Beverages (0.0%)
(28)	The Boston Beer Co., Inc. Class A	$(5,653)*
Biotechnology (0.4%)
(136)	Amgen, Inc.	(22,077)
(131)	Gilead Sciences, Inc.	(13,256)
(20)	Regeneron Pharmaceuticals, Inc.	(10,857)*
(200)	TESARO, Inc.	(10,464)*
		(56,654)
Chemicals (0.3%)
(2,000)	Kaneka Corp.	(20,788)
(200)	Kuraray Co. Ltd.	(2,423)
(190)	Praxair, Inc.	(19,456)
		(42,667)
Commercial Services & Supplies (0.1%)
(107)	MSA Safety, Inc.	(4,651)
(97)	Stericycle, Inc.	(11,698)*
		(16,349)
Communications Equipment (0.1%)
(189)	NETGEAR, Inc.	(7,921)*
Consumer Finance (0.1%)
(250)	Capital One Financial Corp.	(18,045)
Diversified Consumer Services (0.1%)
(401)	Service Corp. International	(10,434)
Electric Utilities (0.3%)
(383)	Duke Energy Corp.	(27,342)
(30)	Pepco Holdings, Inc.	(780)
(107)	The Southern Co.	(5,007)
(34)	Xcel Energy, Inc.	(1,221)
		(34,350)
Electronic Equipment, Instruments & Components (0.5%)
(400)	Anixter International, Inc.	(24,156)*
(229)	Hexagon AB Class B	(8,471)
(400)	Ibiden Co. Ltd.	(5,734)
(3,100)	Japan Display, Inc.	(8,932)*
(100)	Kyocera Corp.	(4,644)
(100)	Ryosan Co. Ltd.	(2,567)
(500)	Taiyo Yuden Co. Ltd.	(6,915)
(400)	Yaskawa Electric Corp.	(5,443)
		(66,862)
Energy Equipment & Services (0.5%)
(908)	Schlumberger Ltd.	(63,333)
NUMBER OF SHARES		VALUE†
Food & Staples Retailing (0.3%)
(216)	CVS Health Corp.	$(21,118)
(222)	Walgreens Boots Alliance, Inc.	(18,905)
		(40,023)
Food Products (0.5%)
(469)	B&G Foods, Inc.	(16,424)
(200)	Ezaki Glico Co. Ltd.	(10,805)
(300)	House Foods Group, Inc.	(5,923)
(300)	Kewpie Corp.	(7,411)
(100)	MEIJI Holdings Co. Ltd.	(8,260)
(400)	The Hain Celestial Group, Inc.	(16,156)*
(100)	Yakult Honsha Co. Ltd.	(4,894)
		(69,873)
Gas Utilities (0.1%)
(52)	AGL Resources, Inc.	(3,318)
(250)	National Fuel Gas Co.	(10,687)
(78)	Piedmont Natural Gas Co., Inc.	(4,448)
(34)	Questar Corp.	(662)
		(19,115)
Health Care Equipment & Supplies (1.2%)
(172)	Align Technology, Inc.	(11,326)*
(104)	Becton Dickinson and Co.	(16,025)
(98)	Coloplast A/S Class B	(7,912)
(214)	DENTSPLY International, Inc.	(13,022)
(128)	DexCom, Inc.	(10,483)*
(331)	Getinge AB Class B	(8,671)
(475)	LivaNova PLC	(28,201)*
(219)	Medtronic PLC	(16,846)
(300)	Sysmex Corp.	(19,244)
(69)	Varian Medical Systems, Inc.	(5,575)*
(141)	Zimmer Biomet Holdings, Inc.	(14,465)
		(151,770)
Health Care Providers & Services (1.0%)
(275)	AmerisourceBergen Corp.	(28,520)
(158)	Anthem, Inc.	(22,032)
(175)	Cardinal Health, Inc.	(15,622)
(211)	Centene Corp.	(13,886)*
(450)	Diplomat Pharmacy, Inc.	(15,399)*
(196)	HCA Holdings, Inc.	(13,256)*
(62)	McKesson Corp.	(12,228)
(106)	Universal Health Services, Inc. Class B	(12,666)
		(133,609)
Hotels, Restaurants & Leisure (0.5%)
(325)	Jack in the Box, Inc.	(24,931)
(652)	Marriott International, Inc. Class A	(43,710)
		(68,641)
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Household Products (0.0%)
(45)	The Clorox Co.	$(5,707)
Independent Power & Renewable Electricity Producers (0.0%)
(184)	NRG Yield, Inc. Class C	(2,716)
Industrial Conglomerates (0.1%)
(191)	Danaher Corp.	(17,740)
Insurance (0.9%)
(134)	ACE Ltd.	(15,658)
(375)	Ambac Financial Group, Inc.	(5,284)*
(112)	Hannover Rueck SE	(12,789)
(2,255)	Insurance Australia Group Ltd.	(9,056)
(1,086)	Primerica, Inc.	(51,292)
(175)	The Travelers Cos., Inc.	(19,750)
		(113,829)
Internet & Catalog Retail (0.1%)
(103)	Expedia, Inc.	(12,803)
Internet Software & Services (0.5%)
(776)	Alibaba Group Holding Ltd. ADR	(63,066)*
IT Services (0.4%)
(325)	CACI International, Inc. Class A	(30,153)*
(140)	International Business Machines Corp.	(19,267)
		(49,420)
Life Sciences Tools & Services (0.2%)
(60)	Illumina, Inc.	(11,517)*
(162)	Quintiles Transnational Holdings, Inc.	(11,123)*
		(22,640)
Machinery (1.0%)
(360)	Deere & Co.	(27,457)
(224)	Dover Corp.	(13,734)
(800)	Hitachi Construction Machinery Co. Ltd.	(12,442)
(111)	Lincoln Electric Holdings, Inc.	(5,760)
(228)	Metso OYJ	(5,107)
(300)	Parker-Hannifin Corp.	(29,094)
(2,797)	Sandvik AB	(24,382)
(263)	Terex Corp.	(4,860)
(53)	Wabtec Corp.	(3,769)
		(126,605)
NUMBER OF SHARES		VALUE†
Media (1.4%)
(368)	Charter Communications, Inc. Class A	$(67,381)*
(875)	Discovery Communications, Inc. Class A	(23,345)*
(375)	John Wiley & Sons, Inc. Class A	(16,886)
(619)	New Media Investment Group, Inc.	(12,046)
(23)	Nexstar Broadcasting Group, Inc. Class A	(1,350)
(275)	Omnicom Group, Inc.	(20,806)
(350)	Scripps Networks Interactive, Inc. Class A	(19,324)
(474)	Viacom, Inc. Class B	(19,510)
		(180,648)
Multiline Retail (0.2%)
(4,342)	JC Penney Co., Inc.	(28,918)*
Multi-Utilities (0.3%)
(156)	Consolidated Edison, Inc.	(10,026)
(798)	Public Service Enterprise Group, Inc.	(30,875)
(56)	TECO Energy, Inc.	(1,492)
		(42,393)
Oil, Gas & Consumable Fuels (0.1%)
(585)	Cobalt International Energy, Inc.	(3,159)*
(44)	ONEOK, Inc.	(1,085)
(69)	Targa Resources Corp.	(1,867)
		(6,111)
Pharmaceuticals (1.3%)
(189)	AbbVie, Inc.	(11,196)
(200)	Eisai Co. Ltd.	(13,230)
(326)	GlaxoSmithKline PLC ADR	(13,154)
(198)	Johnson & Johnson	(20,339)
(166)	Mallinckrodt PLC	(12,389)*
(249)	Merck & Co., Inc.	(13,152)
(160)	Novartis AG ADR	(13,767)
(100)	Ono Pharmaceutical Co. Ltd.	(17,831)
(519)	Pfizer, Inc.	(16,753)
(364)	Sanofi ADR	(15,525)
(400)	Shionogi & Co. Ltd.	(18,092)
(91)	Valeant Pharmaceuticals International, Inc.	(9,250)*
		(174,678)
Real Estate Investment Trusts (0.7%)
(1,075)	CBL & Associates Properties, Inc.	(13,298)
(108)	Digital Realty Trust, Inc.	(8,167)
(184)	Education Realty Trust, Inc.	(6,970)
(292)	Gaming and Leisure Properties, Inc.	(8,118)

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
(304)	Mack-Cali Realty Corp.	$(7,098)
(1,400)	Pennsylvania Real Estate Investment Trust	(30,618)
(61)	Regency Centers Corp.	(4,155)
(34)	SL Green Realty Corp.	(3,841)
(77)	Sun Communities, Inc.	(5,277)
(113)	Tanger Factory Outlet Centers, Inc.	(3,695)
		(91,237)
Semiconductors & Semiconductor Equipment (0.6%)
(380)	Avago Technologies Ltd.	(55,157)
(84)	Lam Research Corp.	(6,671)
(116)	Microsemi Corp.	(3,781)*
(359)	SunEdison, Inc.	(1,827)*
(325)	Texas Instruments, Inc.	(17,813)
		(85,249)
Software (0.2%)
(315)	Workday, Inc. Class A	(25,099)*
Specialty Retail (0.7%)
(354)	Best Buy Co., Inc.	(10,779)
(167)	Hibbett Sports, Inc.	(5,050)*
(225)	L Brands, Inc.	(21,560)
(507)	Outerwall, Inc.	(18,526)
(972)	Staples, Inc.	(9,205)
(279)	Tractor Supply Co.	(23,854)
		(88,974)
Technology Hardware, Storage & Peripherals (0.1%)
(102)	SanDisk Corp.	(7,751)
Textiles, Apparel & Luxury Goods (0.7%)
(137)	Coach, Inc.	(4,484)
(875)	Michael Kors Holdings Ltd.	(35,052)*
(129)	Under Armour, Inc. Class A	(10,399)*
(375)	VF Corp.	(23,344)
(1,125)	Wolverine World Wide, Inc.	(18,799)
		(92,078)
Thrifts & Mortgage Finance (0.6%)
(2,688)	BofI Holding, Inc.	(56,582)*
(1,000)	Home Capital Group, Inc.	(19,455)
		(76,037)
Trading Companies & Distributors (0.3%)
(631)	Fastenal Co.	(25,757)
(102)	MSC Industrial Direct Co., Inc. Class A	(5,740)
(20)	WW Grainger, Inc.	(4,052)
		(35,549)
NUMBER OF SHARES		VALUE†
Wireless Telecommunication Services (0.0%)
(763)	NII Holdings, Inc.	$(3,853)*
	Total Common Stocks Sold Short (Proceeds $(2,504,653))	(2,427,455)
Exchange Traded Funds Sold Short (5.1%)
(1,987)	Alerian MLP ETF	(23,943)
(775)	CurrencyShares Euro Trust	(82,460)*
(616)	Energy Select Sector SPDR Fund	(37,299)
(546)	Health Care Select Sector SPDR Fund	(39,339)
(69)	iShares Nasdaq Biotechnology ETF	(23,345)
(577)	iShares Russell 2000 ETF	(64,918)
(807)	iShares U.S. Real Estate ETF	(60,614)
(901)	SPDR S&P 500 ETF Trust	(183,705)
(467)	SPDR S&P MidCap 400 ETF Trust	(118,660)
(138)	SPDR S&P Oil & Gas Exploration & Production ETF	(4,170)
(662)	Utilities Select Sector SPDR Fund	(28,651)
	Total Exchange Traded Funds Sold Short (Proceeds $(686,811))	(667,104)
Exchange Traded Notes Sold Short (0.1%)
(420)	JPMorgan Alerian MLP Index ETN	(12,167)
	(Proceeds $(13,671))
Master Limited Partnerships Sold Short (0.1%)
Gas Utilities (0.0%)
(183)	Ferrellgas Partners LP	(3,038)
Oil, Gas & Consumable Fuels (0.1%)
(29)	Crestwood Equity Partners LP	(603)
(52)	Enable Midstream Partners LP	(478)
(26)	Enbridge Energy Partners LP	(600)
(461)	Energy Transfer Equity LP	(6,334)
(121)	Golar LNG Partners LP	(1,619)
(75)	Holly Energy Partners LP	(2,336)
(77)	Memorial Production Partners LP	(203)
(259)	Midcoast Energy Partners LP	(2,518)
(115)	ONEOK Partners LP	(3,465)
(43)	Targa Resources Partners LP	(711)
(77)	TC PipeLines LP	(3,828)
		(22,695)
	Total Master Limited Partnerships Sold Short (Proceeds $(28,410))	(25,733)

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities Sold Short (0.4%)
Hotels, Restaurants & Leisure (0.1%)
$(13,000)	Wynn Las Vegas LLC, 5.50%, due 3/1/25	$(11,684	)ñ
IT Services (0.1%)
(21,000)	Sungard Availability Services Capital, Inc., 8.75%, due 4/1/22	(13,073	)ñ
Metals & Mining (0.0%)
(1,000)	Cliffs Natural Resources, Inc., 7.75%, due 3/31/20	(300	)ñ
(1,000)	Cliffs Natural Resources, Inc., 6.25%, due 10/1/40	(200)
		(500)
Multiline Retail (0.1%)
(15,000)	Macy's Retail Holdings, Inc., 4.50%, due 12/15/34	(12,610)
Oil, Gas & Consumable Fuels (0.0%)
(6,000)	SandRidge Energy, Inc., 8.75%, due 6/1/20	(1,837	)ñ
(7,000)	SESI LLC, 7.13%, due 12/15/21	(6,265)
		(8,102)
Trading Companies & Distributors (0.1%)
(8,000)	United Rentals North America, Inc., 7.38%, due 5/15/20	(8,480)
	Total Corporate Debt Securities Sold Short (Proceeds $(60,097))	(54,449)
	Total Short Positions (Proceeds $(3,293,642))	(3,186,908)

See Notes to Schedule of Investments

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, business development companies, exchange traded funds, exchange traded notes, exchange-traded purchased option contracts, exchange-traded written option contracts, closed-end funds, master limited partnerships, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

U.S. Treasury Securities. Inputs used to value U.S. Treasury Securities generally include quotes from several inter-dealer brokers and Other Market Information.

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of total return swap contracts ("total return swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated LIBOR rate or Federal Funds floating rate (generally Level 2 or Level 3 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs

	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks
Banks	$190,532	$153,274	$—	$343,806
Building Products	—	17,768	—	17,768
Capital Markets	148,613	62,936	—	211,549
Chemicals	240,349	101,178	—	341,527
Commercial Services & Supplies	—	8,923	—	8,923
Construction & Engineering	—	46,109	—	46,109
Diversified Financial Services	159,347	33,668	—	193,015
Electric Utilities	111,978	16,786	—	128,764
Electrical Equipment	—	21,755	—	21,755
Electronic Equipment, Instruments & Components	13,411	5,666	—	19,077
Food Products	206,485	117,876	—	324,361
Health Care Equipment & Supplies	330,226	—	175	330,401
Health Care Providers & Services	144,095	4,236	—	148,331
Hotels, Restaurants & Leisure	121,539	5,367	—	126,906
Household Durables	39,772	47,213	—	86,985
Industrial Conglomerates	34,830	10,276	—	45,106
Insurance	203,688	44,548	—	248,236
Internet Software & Services	255,997	7,029	—	263,026
Machinery	86,664	40,280	—	126,944
Marine	—	7,271	—	7,271
Metals & Mining	16,597	7,913	—	24,510
Multiline Retail	23,705	18,011	—	41,716
Real Estate Management & Development	68,352	136,629	—	204,981
Semiconductors & Semiconductor Equipment	386,766	29,443	—	416,209
Software	175,686	13,751	—	189,437
Specialty Retail	65,918	11,961	—	77,879

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

	Level 1	Level 2	Level 3§		Total
Trading Companies & Distributors	$31,780	$6,653	$—		$38,433
Other Common Stocks^	3,661,904	—	—		3,661,904
Total Common Stocks	6,718,234	976,520	175		7,694,929
Business Development Companies	11,419	—	—		11,419
Exchange Traded Funds	43,490	—	—		43,490
Closed-End Funds	—	35,070	—		35,070
Master Limited Partnerships^	155,523	—	—		155,523
Rights
Biotechnology	—	—	55		55
Food & Staples Retailing	—	—	400		400
Other Rights^	2	—	—		2
Total Rights	2	—	455		457
Warrants^	783	—	—		783
Bank Loan Obligations
Capital Markets	—	48,625	54,939		103,564
Commercial Services & Supplies	—	92,986	11,885		104,871
Diversified Financial Services	—	26,227	47,500		73,727
Electronic Equipment, Instruments & Components	—	—	1,800		1,800
Health Care Providers & Services	—	25,367	11,315		36,682
Internet Software & Services	—	97,942	57,954		155,896
Media	—	92,079	6,580		98,659
Telecommunications	—	—	6,774		6,774
Other Bank Loan Obligations^	—	477,053	—		477,053
Total Bank Loan Obligations	—	860,279	198,747		1,059,026
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	7,948	—		7,948
Corporate Debt Securities
Chemicals	—	—	0	[z]	0	[z]
Other Corporate Debt Securities^	—	380,309	—		380,309
Total Corporate Debt Securities	—	380,309	—		380,309
Purchased Options	22,749	75	—		22,824
Short-Term Investments	—	3,478,105	—		3,478,105
Total Long Positions	$6,952,200	$5,738,306	$199,377		$12,889,883

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

z  A zero balance reflects actual amounts rounding to less than $1.

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/15	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/15
Investments in Securities:
Common Stocks‡
Health Care Equipment & Supplies	$—	$—	$—	$—	$—	$175	$—	$175	$—
Rights‡
Biotechnology	—	—	—	—	—	55	—	55	—
Food & Staples Retailing	—	—	400	—	—	—	—	400	400
Bank Loan ObligationsΩ
Aerospace & Defense	36,446	—	22	—	(4,299)	—	(32,169)	—	—
Auto Components	49,625	143	607	125	(50,500)	—	—	—	—
Capital Markets	—	34	(210)	55,104	11	—	—	54,939	(199)
Commercial Services & Supplies	21,296	14	1,750	12,805	(11,175)	—	(12,805)	11,885	(911)
Diversified Financial Services	48,750	66	(1,316)	—	—	—	—	47,500	(1,316)
Electric Utilities	49,250	—	—	—	—	—	(49,250)	—	—
Electronic Equipment, Instruments & Components	—	7	(57)	4,825	(2,975)	—	—	1,800	(131)
Health Care Providers & Services	—	10	(485)	11,880	(90)	—	—	11,315	(486)
Internet Software & Services	49,010	179	(4,870)	11,375	(583)	2,843	—	57,954	(4,883)
Media	48,500	6	(321)	6,895	—	—	(48,500)	6,580	(321)
Telecommunications	6,930	9	(77)	—	(88)	—	—	6,774	(95)
Corporate Debt SecuritiesΩ
Chemicals	45	—	22	—	(67)	—	—	—	(45)
Total	$309,852	$468	$(4,535)	$103,009	$(69,766)	$3,073	$(142,724)	$199,377	$(7,987)

‡  As of the year ended December 31, 2015, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

Ω  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended December 31, 2015, certain securities were transferred from one level (as of December 31, 2014) to another. Based on beginning of period market values as of January 1, 2015, $142,724 was transferred from Level 3 to Level 2. In addition, $3,073 was transferred from Level 2 to Level 3. Bank loans and contingent value

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

rights that transferred in or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or the pricing methodology being based on dated inputs by Management (Level 3). In addition, $60,890 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of December 31, 2015. These securities had been categorized as Level 2 as of December 31, 2014 due to adjusted prices provided by Interactive, in accordance with the description of the valuation methods of foreign equity securities in footnote † above.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of December 31, 2015:

Asset Valuation Inputs

	Level 1	Level 2	Level 3§	Total
Forward contracts (unrealized appreciation)	$—	$7,671	$—	$7,671
OTC swap contracts (unrealized appreciation)	—	40,003	1,203	41,206
Total	$—	$47,674	$1,203	$48,877

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/15	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/15
Investments in Securities:
Equity SwapsΩ
United States	$—	$—	$1,203	$—	$—	$—	$—	$1,203	$1,203
Total	$—	$—	$1,203	$—	$—	$—	$—	$1,203	$1,203

Ω  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level, of inputs used to value the Fund's short investments as of December 31, 2015:

Liability Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short
Banks	$(93,454)	$(9,645)	$—	$(103,099)
Chemicals	(19,456)	(23,211)	—	(42,667)
Electronic Equipment, Instruments & Components	(32,627)	(34,235)	—	(66,862)
Food Products	(32,580)	(37,293)	—	(69,873)
Health Care Equipment & Supplies	(132,526)	(19,244)	—	(151,770)
Insurance	(104,773)	(9,056)	—	(113,829)
Machinery	(114,163)	(12,442)	—	(126,605)

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$(125,525)	$(49,153)	$—	$(174,678)
Other Common Stocks Sold Short^	(1,578,072)	—	—	(1,578,072)
Total Common Stocks Sold Short	(2,233,176)	(194,279)	—	(2,427,455)
Exchange Traded Funds Sold Short	(667,104)	—	—	(667,104)
Exchange Traded Notes Sold Short	(12,167)	—	—	(12,167)
Master Limited Partnerships Sold Short^	(25,733)	—	—	(25,733)
Corporate Debt Securities Sold Short^	—	(54,449)	—	(54,449)
Total Short Positions	$(2,938,180)	$(248,728)	$—	$(3,186,908)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of December 31, 2015:

Liability Valuation Inputs

	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(24,939)	$—	$(24,939)
Financial futures (unrealized depreciation)	(1,806)	—	—	(1,806)
Options written	(4,082)	—	—	(4,082)
OTC swap contracts (unrealized depreciation)	—	(46,388)	—	(46,388)
Total	$(5,888)	$(71,327)	$—	$(77,215)

±  At December 31, 2015, the Fund had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
iShares Russell 2000 ETF, Put	11	$93	February 2016	$(231)
iShares Russell 2000 ETF, Put	10	85	March 2016	(310)
Monsanto Co., Put	2	105	January 2017	(2,700)
Pfizer, Inc., Put	9	30	March 2016	(378)
SunEdison, Inc., Call	9	25	January 2016	(9)
Time Warner, Inc., Call	5	90	January 2016	(50)
Time Warner, Inc., Put	5	62.5	January 2016	(280)
United Continental Holdings, Inc., Call	1	65	February 2016	(47)
United Continental Holdings, Inc., Put	1	50	February 2016	(77)
Total				$(4,082)

##  At December 31, 2015, the cost of investments for U.S. federal income tax basis was $13,396,919. Gross unrealized appreciation of investments was $182,126 and gross unrealized depreciation of investments was $689,162, resulting in net unrealized depreciation of $507,036 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

^^  All or a portion of this security has not settled as of December 31, 2015 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

≠  Security had an event of default.

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

£  At December 31, 2015, the Fund had pledged securities in the amount of $1,179,600 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

b  All or a portion of this security has been pledged as collateral.

f  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

ñ  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2015, these securities amounted to $285,297 of long positions and $(26,894) of short positions, or 2.2% and (0.2)%, respectively, of net assets for the Fund.

N  These securities have been deemed by the investment manager to be illiquid. At December 31, 2015, these securities amounted to $540,039 or 4.1% of net assets for the Fund.

Ø  All or a portion of this security and/or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put option contracts written and/or forward contracts and/or swap contracts and/or financial futures.

ØØ  At December 31, 2015, the Fund had deposited $3,321,665 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2015 and their final maturities.

d  Security is currently not accruing income.

²  The rate shown is the annualized seven day yield as of December 31, 2015.

†††  See Note A in the Notes to Financial Statements for the Fund's open positions in derivatives at December 31, 2015.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$12,889,883
Foreign currency*	430,937
Cash collateral segregated for short sales (Note A)	3,321,665
Cash collateral segregated for financial futures contracts (Note A)	6,827
Dividends and interest receivable	18,693
Foreign tax reclaims	822
Receivable for securities sold	464,289
Receivable for Fund shares sold	59,762
Receivable from administrator—net (Note B)	73,455
OTC swap contracts, at value (Note A)	41,206
Receivable for variation margin on financial futures contracts (Note A)	61
Receivable for forward foreign currency contracts (Note A)	7,671
Prepaid expenses and other assets	200
Total Assets	17,315,471
Liabilities
Investments sold short, at value** (Note A)	3,186,908
Option contracts written, at value*** (Note A)	4,082
Due to custodian	1,053
Dividends and interest payable for short sales	7,240
OTC swap contracts, at value (Note A)	46,388
Payable to investment manager (Note B)	18,755
Payable for securities purchased	671,491
Payable for Fund shares redeemed	104
Payable for forward foreign currency contracts (Note A)	24,939
Payable for unfunded loan commitments (Note A)	12
Accrued expenses and other payables	128,808
Total Liabilities	4,089,780
Net Assets	$13,225,691
Net Assets consist of:
Paid-in capital	$14,033,334
Undistributed net investment income (loss)	6,717
Accumulated net realized gains (losses) on investments	(605,163)
Net unrealized appreciation (depreciation) in value of investments	(209,197)
Net Assets	$13,225,691
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,408,191
Net Asset Value, offering and redemption price per share
Class S	$9.39
*Cost of Investments:
Unaffiliated issuers	$13,184,345
Total cost of foreign currency	$430,166
**Proceeds from investments sold short	$3,293,642
***Premium received from option contracts written	$5,745

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$136,578
Interest income—unaffiliated issuers	81,859
Foreign taxes withheld (Note A)	(2,492)
Total income	$215,945
Expenses:
Investment management fees (Note B)	190,813
Administration fees (Note B)	33,673
Distribution fees (Note B)	28,061
Audit fees	60,000
Custodian and accounting fees (Note A)	269,407
Legal fees	77,755
Shareholder reports	21,460
Trustees' fees and expenses	33,544
Short sales expense (Note A)	19,679
Dividend and interest expense on securities sold short (Note A)	72,654
Miscellaneous	1,163
Total expenses	808,209
Expenses reimbursed by Management (Note B)	(446,549)
Total net expenses	361,660
Net investment income (loss)	$(145,715)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(545,187)
Sales of investment securities of unaffiliated issuers sold short	201,164
Forward foreign currency contracts	29,409
Foreign currency	(7,676)
Financial futures contracts	2,521
Option contracts written	20,248
Swap contracts	(67,922)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(343,170)
Unaffiliated investment securities sold short	144,186
Unfunded loan commitments	(12)
Forward foreign currency contracts	(24,363)
Foreign currency	(1,768)
Financial futures contracts	(1,806)
Option contracts written	566
Swap contracts	23,647
Net gain (loss) on investments	(570,163)
Net increase (decrease) in net assets resulting from operations	$(715,878)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO
	Year Ended December 31, 2015	Period from May 1, 2014 (Commencement of Operations) to December 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(145,715)	$(58,968)
Net realized gain (loss) on investments	(367,443)	72,442
Change in net unrealized appreciation (depreciation) of investments	(202,720)	(6,477)
Net increase (decrease) in net assets resulting from operations	(715,878)	6,997
Distributions to Shareholders From (Note A):
Net realized gain on investments	(136,289)	—
Total distributions to shareholders	(136,289)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold	7,043,699	8,565,908
Proceeds from reinvestment of dividends and distributions	136,289	—
Payments for shares redeemed	(1,572,404)	(102,631)
Net increase (decrease) from Fund share transactions	5,607,584	8,463,277
Net Increase (Decrease) in Net Assets	4,755,417	8,470,274
Net Assets:
Beginning of period	8,470,274	—
End of year	$13,225,691	$8,470,274
Undistributed net investment income (loss) at end of period	6,717	16,540

See Notes to Financial Statements

Notes to Financial Statements Absolute Return Multi-Manager Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund had no operations until May 1, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are primarily attributed to the tax treatment of: paydown losses on mortgage-backed securities, income recognized on swap transactions, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales, non-deductible excise tax paid, return of capital payments received from certain investments, gains and losses from passive foreign investment companies, and net operating loss netted against short term capital gains. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$135,892	$(135,892)

The tax character of distributions paid during the year ended December 31, 2015 and the period ended December 31, 2014 was as follows:

						Distributions Paid From:
Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
2015	2014		2015	2014		2015	2014		2015	2014		2015	2014
$130,349	$—	(1)	$—	$—	(1)	$5,940	$—	(1)	$—	$—	(1)	$136,289	$—	(1)

(1)  Period from May 1, 2014 (commencement of operations) to December 31, 2014.

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$292	$—	$(441,045)	$(325,779)	$(41,111)	$(807,643)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, mark-to-market adjustments on foreign currency contracts and certain futures and options contracts, unsettled short sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, adjustments related to partnership investments, constructive sales gains and delayed settlement compensation on bank loans.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended December 31, 2015, the Fund elected to defer the following late-year ordinary losses and post October capital losses:

Late-Year Ordinary Loss	Post October Capital Loss Deferral
Deferral	Long-Term	Short-Term
$—	$95,768	$230,011

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At December 31, 2015, there were no outstanding balances of accrued capital gains taxes for the Fund.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy the Fund to pass through to its shareholders substantially all Real Estate Investment Trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs held by the Fund are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2015, the Fund estimated these amounts for the period January 1, 2015 to December 31, 2015 within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2015, the character of distributions paid to shareholders of the Fund disclosed within the Statement of Changes in Net Assets is based on estimates made at the time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund Shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Cash collateral segregated for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). Short sales expense on the Statement of Operations represents fees paid to the Fund's prime broker in relation to entering into short sales. The Fund is contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund and are excluded from the contractual expense limitation. As of December 31, 2015, the Fund had pledged cash in the amount of $3,321,665 to J.P. Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At December 31, 2015, the Fund had pledged securities in the amount of $1,179,600 to JPM to cover collateral requirements for borrowing in connection with securities sold short.

11  Investment company securities, exchange-traded funds and exchange-traded notes: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. A Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

12  Derivative instruments: During the year ended December 31, 2015, the Fund's use of derivatives, as described below, was limited to financial futures, equity swaps, total return swaps, forward contracts, and purchased and written option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the year ended December 31, 2015, the Fund used financial futures for economic hedging purposes.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin" to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At December 31, 2015, open positions in financial futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
March 2016	The EURO STOXX 50 Index	Short	$(1,806)

At December 31, 2015, the notional value of financial futures was $(71,334) for short positions.

Equity swap contracts: During the year ended December 31, 2015, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

At December 31, 2015, the outstanding OTC equity swaps* for the Fund were as follows:

Counterparty	Description	Expiration Date(s)	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	2/2/16-9/19/16	$(11,951)

*  The following table represents the individual long and short positions and related values of the equity swaps as of December 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Porto Sudeste Royalties FIP	12,159	$14,897	$(6,907)
Canada
Athabasca Oil Corp.	8,669	13,853	(4,204)
France
Alstom SA	582	17,776	38
Amundi SA	166	8,443	(653)
Cap Gemini SA	190	17,686	(11)
Societe Television Francaise 1	2,450	31,416	(4,126)
Zodiac Aerospace	439	11,696	(1,212)
			(5,964)
Ireland
Bank of Ireland	64,199	24,373	(791)
CRH PLC	984	27,864	688
Kerry Group PLC	152	11,187	1,418
Permanent TSB Group Holdings PLC	2,158	11,297	(507)
Shire PLC	332	22,936	58
			866
Netherlands
Euronext NV	110	4,846	806
United Kingdom
Associated British Foods PLC	221	10,538	352
AstraZeneca PLC	176	11,179	798
BG Group PLC	5,354	81,515	(3,770)
Premier Oil PLC	4,281	7,103	(4,042)
Prudential PLC	981	21,295	846
Rexam PLC	6,617	55,270	3,698
RSA Insurance Group PLC	829	5,268	(55)
SABMiller PLC	1,603	93,823	2,345
Spire Healthcare Group PLC	1,031	5,102	(346)
			(174)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United States
MPLX LP	132	$6,971	$(1,780)
Northern Tier Energy LP	11	289	(4)
Safeway, Inc.	3,007	0 [z]	1,053	N
Safeway, Inc.	3,007	0 [z]	150	N
Targa Resources Partners LP	192	3,417	(243)
			(824)
Total Long Positions of Equity Swaps			(16,401)
Short Positions
France
Airbus Group SE	(159)	(10,950)	236
Netherlands
Royal Dutch Shell PLC	(2,384)	(61,357)	7,129
United Kingdom
Barratt Developments PLC	(1,207)	(10,766)	(373)
Berkeley Group Holdings PLC	(111)	(5,413)	(623)
Burberry Group PLC	(419)	(7,956)	574
Taylor Wimpey PLC	(1,857)	(5,295)	(265)
William Hill PLC	(1,998)	(10,817)	(847)
			(1,534)
Total Short Positions of Equity Swaps			5,831
Total Long and Short Positions of Equity Swaps			(10,570)
Financing Costs and Other Receivables/(Payables)			(1,381)
Equity Swaps, at value—J.P. Morgan Chase Bank, N.A.			$(11,951)
Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/2/16- 12/6/17	$7,195

*  The following table represents the individual long and short positions and related values of the equity swaps as of December 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Cia Brasileira de Distribuicao	122	$1,515	$(232)
Hypermarcas SA	444	2,781	(345)
			(577)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
France
Amundi SA	130	$6,599	$(499)
BNP Paribas SA	189	11,110	(382)
Iliad SA	70	15,731	1,005
JCDecaux SA	165	6,300	30
Publicis Groupe SA	162	10,431	375
Remy Cointreau SA	330	23,816	(143)
			386
India
Dr Reddy's Laboratories Ltd.	97	4,675	(185)
Ireland
iShares Euro High Yield Corporate Bond UCITS ETF	93	10,614	(234)
Ryanair Holdings PLC	1,622	25,248	1,210
			976
Jordan
Hikma Pharmaceuticals PLC	192	6,140	373
Luxembourg
Eurofins Scientific SE	25	9,460	(716)
Portugal
Jeronimo Martins SGPS SA	304	4,220	(257)
South Africa
Aspen Pharmacare Holdings Ltd.	191	4,124	(302)
South Korea
NAVER Corp.	7	3,788	141
Switzerland
Syngenta AG	29	10,622	737
Turkey
Migros Ticaret AS	565	3,470	(89)
United Kingdom
Admiral Group PLC	929	22,111	610
ASOS PLC	116	5,894	7
Barclays PLC	3,006	10,226	(526)
Burberry Group PLC	89	1,585	(17)
Croda International PLC	265	11,102	782
Informa PLC	1,215	10,982	(2)
ITV PLC	6,479	25,544	875
Pets at Home Group PLC	768	3,240	(118)
Rexam PLC	3,495	29,780	1,366
RSA Insurance Group PLC	1,532	9,876	(243)
Smith & Nephew PLC	562	9,144	864

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Smiths Group PLC	201	$3,007	$(223)
Sports Direct International PLC	3,363	32,134	(3,528)
			(153)
United States
Alphabet, Inc.	32	24,903	(7)
Apple, Inc.	136	15,863	(1,547)
Coach, Inc.	235	7,252	439
Energy Transfer Equity LP	2,432	27,107	6,308
Expedia, Inc.	76	9,356	91
iShares iBoxx $ High Yield Corporate Bond ETF	248	20,625	(641)
Mead Johnson Nutrition Co.	128	10,268	(162)
			4,481
Total Long Positions of Equity Swaps			4,815
Short Positions
France
Air France-KLM	(674)	(4,521)	(621)
Electricite de France SA	(204)	(2,973)	(37)
Kering	(31)	(5,378)	57
Lagardere SCA	(281)	(8,199)	(202)
Orange SA	(566)	(9,567)	42
			(761)
Germany
Deutsche Lufthansa AG	(362)	(5,306)	(425)
Deutsche Telekom AG	(569)	(10,126)	(194)
			(619)
Italy
Eni SpA	(501)	(8,086)	573
Netherlands
Koninklijke Ahold NV	(577)	(12,041)	(171)
Spain
Industria de Diseno Textil SA	(823)	(29,416)	1,073
Switzerland
Givaudan SA	(5)	(8,984)	(117)
Roche Holding AG	(14)	(3,787)	(76)
			(193)
United Kingdom
Bunzl PLC	(346)	(9,711)	96
GlaxoSmithKline PLC	(300)	(5,909)	(163)
Marks & Spencer Group PLC	(4,816)	(35,398)	3,279
WPP PLC	(458)	(10,259)	(294)
			2,918

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United States
Ball Corp.	(79)	$(5,334)	$(412)
Merck & Co., Inc.	(61)	(3,293)	71
Pfizer, Inc.	(104)	(3,426)	69
			(272)
Total Short Positions of Equity Swaps			2,548
Total Long and Short Positions of Equity Swaps			7,363
Financing Costs and Other Receivables/(Payables)			(168)
Equity Swaps, at value—Morgan Stanley			$7,195
Total Equity Swaps, at value			$(4,756)

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the year ended December 31, 2015, the average notional value of equity swaps was $492,351 for long positions and $(126,371) for short positions, respectively.

N  These securities have been deemed by the investment manager to be illiquid.

z  A zero balance reflects actual amounts rounding to less than $1.

Total return swap contracts: During the year ended December 31, 2015, the Fund used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the total return swaps is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

At December 31, 2015, the Fund had outstanding total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(1)(2)			Termination Date	Variable-rate		Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable (Payable)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	The EURO STOXX 50 Index	EUR	(3)	19,161	December 28, 2016	0.149	%(4)	$(329)	$—	$(329)
J.P. Morgan Chase Bank, N.A.	The EURO STOXX 50 Index			1,973	December 28, 2016	0.148	%(5)	(15)	—	(15)
Totals								$(344)	$—	$(344)

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(1)(2)	Termination Date	Variable-rate		Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable (Payable)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	Bank Mandiri	$(2,377)	June 30, 2016	(2.670	)%(6)	$254	$(3)	$251
J.P. Morgan Chase Bank, N.A.	Bank Rakyat Indonesia	(2,464)	July 11, 2016	(2.670	)%(6)	(89)	(3)	(92)
J.P. Morgan Chase Bank, N.A.	Bank Central Asia	(8,371)	August 22, 2016	(2.670	)%(6)	(514)	(10)	(524)
J.P. Morgan Chase Bank, N.A.	Delta Electronics, Inc.	(4,593)	September 19, 2016	(0.170	)%(7)	149	—	149
J.P. Morgan Chase Bank, N.A.	Delta Electronics, Inc.	(1,621)	September 19, 2016	(0.150	)%(8)	144	—	144
J.P. Morgan Chase Bank, N.A.	Delta Electronics, Inc.	(302)	September 19, 2016	(0.071	)%(9)	(10)	—	(10)
Totals						$(66)	$(16)	$(82)
Total total return swaps						$(410)	$(16)	$(426)

(1)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(2)  For the year ended December 31, 2015, the average notional value of total return swaps of the Fund was $40,548.

(3)  EUR Euro

(4)  1 month EURIBOR plus 0.35% at December 23, 2015.

(5)  1 month EURIBOR plus 0.35% at December 29, 2015.

(6)  1 month LIBOR minus 3.00% at December 11, 2015.

(7)  1 month LIBOR minus 0.50% at December 11, 2015.

(8)  1 month LIBOR minus 0.50% at December 15, 2015.

(9)  1 month LIBOR minus 0.50% at December 31, 2015.

Forward foreign currency contracts: During the year ended December 31, 2015, the Fund used forward contracts to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original forward contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At December 31, 2015, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	17,820	$12,788	02/18/16	$168
Australian Dollar	J.P. Morgan Chase Bank, N.A.	2,959	2,158	02/18/16	(7)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	14,969	10,750	02/18/16	133
Australian Dollar	J.P. Morgan Chase Bank, N.A.	27,072	19,789	02/18/16	(106)
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	10,308	7,597	02/18/16	(147)
Danish Krone	J.P. Morgan Chase Bank, N.A.	77,050	11,314	02/18/16	(79)
Danish Krone	J.P. Morgan Chase Bank, N.A.	24,994	3,619	02/18/16	25
Euro	J.P. Morgan Chase Bank, N.A.	8,932	9,790	02/18/16	(72)
Euro	J.P. Morgan Chase Bank, N.A.	9,970	10,915	02/18/16	(68)
Euro	J.P. Morgan Chase Bank, N.A.	21,163	22,402	02/18/16	623
Euro	J.P. Morgan Chase Bank, N.A.	4,064	4,315	02/18/16	106
Euro	J.P. Morgan Chase Bank, N.A.	14,404	15,397	02/18/16	274
Euro	J.P. Morgan Chase Bank, N.A.	52,071	57,274	02/18/16	(623)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	4,421	571	02/18/16	0 [z]
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	12,039	1,554	02/18/16	0 [z]
Japanese Yen	J.P. Morgan Chase Bank, N.A.	1,892,238	15,405	02/18/16	354
Japanese Yen	J.P. Morgan Chase Bank, N.A.	103,252	854	02/18/16	6
Japanese Yen	J.P. Morgan Chase Bank, N.A.	4,607,914	38,000	02/18/16	373
Japanese Yen	J.P. Morgan Chase Bank, N.A.	357,740	2,912	02/18/16	67
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	108,028	12,388	02/18/16	(189)
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	21,256	2,416	02/18/16	(16)
Pound Sterling	J.P. Morgan Chase Bank, N.A.	250	380	02/18/16	(11)
Pound Sterling	J.P. Morgan Chase Bank, N.A.	2,396	3,619	02/18/16	(87)
Singapore Dollar	J.P. Morgan Chase Bank, N.A.	1,859	1,329	02/18/16	(20)
South African Rand	J.P. Morgan Chase Bank, N.A.	294,639	20,260	02/18/16	(1,365)
Swedish Krona	J.P. Morgan Chase Bank, N.A.	68,221	8,083	02/18/16	9
Swedish Krona	J.P. Morgan Chase Bank, N.A.	5,298	626	02/18/16	2
Thai Baht	J.P. Morgan Chase Bank, N.A.	45,275	1,254	02/18/16	3
Thai Baht	J.P. Morgan Chase Bank, N.A.	233,925	6,524	02/18/16	(31)
Total					$(678)

z   A zero balance reflects actual amounts rounding to less than $1.

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	56,581	$40,039	02/18/16	$(1,099)
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	42	31	02/18/16	1
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	16,921	12,715	02/18/16	485
Danish Krone	J.P. Morgan Chase Bank, N.A.	53,555	7,860	02/18/16	51
Danish Krone	J.P. Morgan Chase Bank, N.A.	69,146	10,155	02/18/16	72

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	J.P. Morgan Chase Bank, N.A.	70,000	$76,734	01/08/16	$656
Euro	J.P. Morgan Chase Bank, N.A.	20,754	22,777	02/18/16	197
Euro	J.P. Morgan Chase Bank, N.A.	63,091	68,575	02/18/16	(66)
Euro	J.P. Morgan Chase Bank, N.A.	30,430	33,135	02/18/16	28
Euro	J.P. Morgan Chase Bank, N.A.	43,988	46,648	02/18/16	(1,210)
Euro	J.P. Morgan Chase Bank, N.A.	147,593	159,241	02/18/16	(1,336)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	230,000	29,679	01/08/16	1
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	16,460	2,124	02/18/16	(1)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	10,446,075	85,000	02/18/16	(1,991)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	12,023,660	100,000	02/18/16	(128)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	998,164	8,298	02/18/16	(14)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	5,491,287	44,796	02/18/16	(933)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	80,563,709	656,171	02/18/16	(14,732)
Mexican Peso	J.P. Morgan Chase Bank, N.A.	70,000	4,065	01/08/16	4
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	35,814	4,120	02/18/16	76
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	131,330	15,092	02/18/16	262
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	398	47	02/18/16	2
Philippine Peso	J.P. Morgan Chase Bank, N.A.	28,792	608	02/18/16	(3)
Philippine Peso	J.P. Morgan Chase Bank, N.A.	435,200	9,170	02/18/16	(65)
Pound Sterling	J.P. Morgan Chase Bank, N.A.	6,600	9,776	03/31/16	45
Pound Sterling	J.P. Morgan Chase Bank, N.A.	15,840	23,905	03/31/16	550
Pound Sterling	J.P. Morgan Chase Bank, N.A.	4,400	6,659	03/31/16	172
Singapore Dollar	J.P. Morgan Chase Bank, N.A.	25,192	17,678	02/18/16	(62)
South African Rand	J.P. Morgan Chase Bank, N.A.	172,860	11,838	02/18/16	753
South African Rand	J.P. Morgan Chase Bank, N.A.	294,639	20,457	02/18/16	1,562
Swedish Krona	J.P. Morgan Chase Bank, N.A.	220,000	25,907	01/08/16	(157)
Swedish Krona	J.P. Morgan Chase Bank, N.A.	112,046	12,996	02/18/16	(295)
Swiss Franc	J.P. Morgan Chase Bank, N.A.	10,000	10,137	01/08/16	152
Swiss Franc	J.P. Morgan Chase Bank, N.A.	19,700	19,979	02/18/16	273
Swiss Franc	J.P. Morgan Chase Bank, N.A.	792	793	02/18/16	1
Swiss Franc	J.P. Morgan Chase Bank, N.A.	4,433	4,453	02/18/16	19
Swiss Franc	J.P. Morgan Chase Bank, N.A.	20,708	20,881	02/18/16	166
Thai Baht	J.P. Morgan Chase Bank, N.A.	279,200	7,724	02/18/16	(26)
Total					$(16,590)

For the year ended December 31, 2015, the Fund's investments in forward contracts had an average notional value of $526,657.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

During the year ended December 31, 2015, the Fund used written option transactions in an attempt to generate incremental returns. Written option transactions for the Fund for the year ended December 31, 2015 were as follows:

	Number of Contracts	Premium Received
Outstanding 12/31/14	57	$4,442
Options written	319	38,512
Options closed	(239)	(31,371)
Options expired	(84)	(5,838)
Outstanding 12/31/15	53	$5,745

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expires, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and enhance returns for the year ended December 31, 2015.

For the year ended December 31, 2015, the Fund had an average market value of $32,252 in purchased options and $(10,700) in written options.

At December 31, 2015, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Forward contracts	Receivable for forward foreign currency contracts	$7,671	$—	$7,671
OTC swap contracts	OTC swap contracts, at value(1)	—	41,206	41,206
Option contracts purchased	Investments in securities, at value	—	22,824	22,824
Total Value—Assets		$7,671	$64,030	$71,701

Liability Derivatives

Derivative Type

Financial futures	Receivable/Payable for variation margin(2)	$—	$(1,806)	$(1,806)
Forward contracts	Payable for forward foreign currency contracts	(24,939)	—	(24,939)
OTC swap contracts	OTC swap contracts, at value(1)	—	(46,388)	(46,388)
Option contracts written	Option contracts written, at value	—	(4,082)	(4,082)
Total Value—Liabilities		$(24,939)	$(52,276)	$(77,215)

(1)  "OTC swap contracts" reflects the appreciation (depreciation) of the OTC swap contracts plus accrued interest as of December 31, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(2)  "Financial futures" reflects the cumulative appreciation (depreciation) of financial futures as of December 31, 2015, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of December 31, 2015, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on financial futures contracts."

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$29,409	$—	$29,409
Financial futures	Net realized gain (loss) on: Financial futures contracts	—	2,521	2,521
Option contracts written	Net realized gain (loss) on: Option contracts written	—	20,248	20,248
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated investment issuers	—	(71,231)	(71,231)
OTC swap contracts	Net realized gain (loss) on: Swap contracts	—	(67,922)	(67,922)
Total Realized Gain (Loss)		$29,409	$(116,384)	$(86,975)

Change in Net Unrealized
Appreciation (Depreciation)

Derivative Type

Financial futures	Change in net unrealized appreciation (depreciation) in value of: Financial futures contracts	$—	$(1,806)	$(1,806)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	(24,363)	—	(24,363)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written	—	566	566
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	(7,214)	(7,214)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
OTC swap contracts	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	$—	$23,647	$23,647
Total Change in Appreciation (Depreciation)		$(24,363)	$15,193	$(9,170)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of December 31, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward contracts	$7,671	$—	$7,671
OTC swap contracts	41,206	—	41,206
Total	$48,877	$—	$48,877

  Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank, N.A.	$28,404	$(28,404)	$—	$—
Morgan Stanley	20,473	(13,278)	—	7,195
Total	$48,877	$(41,682)	$—	$7,195

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward contracts	$(24,939)	$—	$(24,939)
OTC swap contracts	(46,388)	—	(46,388)
Total	$(71,327)	$—	$(71,327)

  Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank, N.A.	$(58,049)	$28,404	$—	$(29,645)
Morgan Stanley	(13,278)	13,278	—	—
Total	$(71,327)	$41,682	$—	$(29,645)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of December 31, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of December 31, 2015.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Unfunded Loan Commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of December 31, 2015, the value of unfunded loan commitments was $1,094 pursuant to the following loan agreement:

Borrower	Principal Amount	Value
Ascensus, Inc., Delayed Draw Term Loan, due 12/1/22	$1,176	$1,094

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.700% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2015, there was no repayment to Management under its contractual expense limitation.

At December 31, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, December 31,
			2014(2)	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2017	2018
Class S	2.40%	12/31/18	$316,564	$446,549

(1)  Expense limitation per annum of the Fund's average daily net assets.

(2)  Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.

NB Alternative Investment Management LLC ("NBAIM"), as the investment adviser to the Fund, was retained by Management to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including oversight of the subadvisers' investment activities, and received a monthly fee paid by Management. As investment manager, Management was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by NBAIM under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

Management currently engages Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Lazard Asset Management LLC, Levin Capital Strategies, L.P., Portland Hill Capital LLP, Sound Point Capital Management, L.P. and TPH Asset Management, LLC as subadvisers to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Management with respect to Class S. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below and bears advertising and promotion expenses.

For the Fund's Class S, Management acts as agent in arranging for the sale of Class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the class, Management's activities and expenses related to the sale and distribution of the class, and ongoing services provided to investors in the class, Management receives from the class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2015, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, financial futures, forward contracts and option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short of U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short of U.S. Government and Agency Obligations	Covers excluding U.S. Government and Agency Obligations on Securities Sold Short
$8,230	$62,266,808	$3,513	$13,317,091	$57,211,013	$3,464	$12,246,804

During the year ended December 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the year ended December 31, 2015 and for the period ended December 31, 2014 was as follows:

	For the Year Ended December 31, 2015				For the Period Ended December 31, 2014(1)
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	707,455	14,153	(159,926)	561,682	856,839	—	(10,330)	846,509

(1)  Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.

Other: At December 31, 2015, there was an affiliated investor owning 46.9% of the Fund's outstanding shares.

Note E—Line of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. The Fund and the two other multi-managed funds in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from June 12, 2015 (the date the Fund became a participant in the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2014, FASB issued Accounting Standards Update 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions ("ASU 2014-11"). The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. ASU 2014-11 is effective for the Portfolio as of December 31, 2015; however, no additional disclosure was necessary.

Note G—Subsequent Event:

Effective February 16, 2016, Visium Asset Management, LP ("Visium") is no longer engaged as a subadviser to the Fund.

Effective February 19, 2016, Cloud Gate Capital LLC ("Cloud Gate") is no longer engaged as a subadviser to the Fund.

Financial Highlights

Absolute Return Multi-Manager Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	For the Year Ended December 31, 2015	Period from May 1, 2014^ to December 31, 2014
Net Asset Value, Beginning of Year	$10.01	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.13)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	(0.38)	0.09
Total From Investment Operations	(0.51)	0.01
Distributions from Net Realized Capital Gains	(0.11)	—
Total Distributions	(0.11)	—
Net Asset Value, End of Year	$9.39	$10.01
Total Return††	(5.15)%	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$13.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	7.20%	9.43	%*@
Ratio of Gross Expenses to Average Net Assets (excluding dividend and Interest expenses relating to short sales)	6.38%	8.88	%*@
Ratio of Net Expenses to Average Net Assets	3.22%	3.25	%*@
Ratio of Net Expenses to Average Net Assets (excluding dividend and Interest expenses relating to short sales)	2.40%	2.69	%*@
Ratio of Net Investment Income/(Loss) to Average Net Assets	(1.30)%	(1.21	)%*@
Portfolio Turnover Rate (including securities sold short)	490%	264	%**
Portfolio Turnover Rate (excluding securities sold short)	517%	213	%**

See Notes to Financial Highlights

Notes to Financial Highlights Absolute Return Multi-Manager Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and the other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Absolute Return Multi-Manager Portfolio

We have audited the accompanying statement of assets and liabilities of Absolute Return Multi-Manager Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Return Multi-Manager Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2016

Trustees and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Existing Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement"), the advisory agreement between Management and NB Alternative Investment Management ("NBAIM") (the "Advisory Agreement") and the separate sub-advisory agreements among Management, NBAIM, and each of the following subadvisers (each a "Subadviser"): Blue Jay Capital Management, LLC, Cloud Gate Capital LLC*, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Lazard Asset Management LLC, Levin Capital Strategies, L.P., SLS Management, LLC*, Sound Point Capital Management, L.P., and Visium Asset Management, LP* (each, a "Sub-Advisory Agreement" and collectively with the Management Agreement and the Advisory Agreement, the "Agreements") for Absolute Return Multi-Manager Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management, NBAIM, and each Subadviser in response to questions submitted by or on behalf of the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least three regular meetings of the Board to ensure that Management, NBAIM, and each Subadviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NBAIM and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The

*  SLS Management, LLC was terminated effective December 31, 2015, Visium Asset Management, LP was terminated effective February 16, 2016, and Cloud Gate Capital LLC was terminated effective February 19, 2016.

Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management, NBAIM, and the Subadvisers.

In connection with its approval of the continuation of the Agreements, the Board evaluated the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management, NBAIM, and the Subadvisers; (2) the investment performance of the Fund compared to a market index and a peer group of investment companies, and the contribution of each sleeve to the Fund's overall performance; (3) the costs of the services provided and the loss realized by Management and its affiliates from its relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board also inquires whether there are any other business relationships between Management and the Subadvisers that might result in the negotiations between them being less than arms-length. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, NBAIM, and each Subadviser, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management, NBAIM, and each Subadviser who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board noted that Management and NBAIM, together with the Fund, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new subadviser and certain other steps are taken ("Multi-Manager Arrangement"). In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board noted that under the Multi-Manager Arrangement, NBAIM is continually assessing the need for new subadvisers and the appropriateness of potential candidates, and noted the likelihood Management and/or NBAIM would in the future have to due diligence additional subadvisers. The Board noted that NBAIM is responsible for allocating the Fund's portfolio among the various Subadvisers and determining when and how to rebalance the allocations among the Subadvisers in the wake of disparate growth and changes in the markets and the broader economy, and to make certain other investment decisions, subject to Management's general oversight.

The Board further noted that Management and NBAIM are responsible for overseeing the Subadvisers pursuant to the Agreements and related subadviser oversight policies and procedures approved by the Board. Under these procedures, NBAIM is responsible for overseeing the investment performance of the Subadvisers and evaluating the risk and return of each Subadviser and the Fund as a whole, in addition to other significant oversight responsibilities, subject to Management's general oversight. The Board also considered that Management's responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. The Board also considered the experience and staffing of the portfolio management and investment research personnel of NBAIM, and the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Subadviser. In addition, the Board considered the scope and compliance history of the compliance programs of Management, NBAIM and each Subadviser, including the Funds' Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board noted the positive compliance history of Management, NBAIM, and each Subadviser as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management, NBAIM or any Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund.

The Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBAIM in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and NBAIM in this context. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM monitored the quality of the execution services provided by each Subadviser. The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadvisers, and the types of benefits potentially derived from such services by the Subadvisers, the Fund and other clients of the Subadvisers.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. It also considered that the nature of the Fund makes it difficult to find an appropriate market index or truly comparable peer group. The Board considered a peer group composed of non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's performance on both an absolute basis and relative to a market index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also considered information regarding each Subadviser's performance. The Board also reviewed the Fund's performance in relation to certain measures of the degree of investment risk undertaken by the Fund. The Board considered that as compared to its peer group, the Fund's performance was lower than the peer group for the one-year period. The Board also considered that the Fund's performance was lower than two of its benchmarks for the one-year period, but higher than one benchmark for the one-year period. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group and any fall-out benefits likely to accrue to Management, NBAIM or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group. The Board considered that, for the Fund's S Class shares, as compared to its peer group, the Fund's contractual management fee was higher than the median, and the actual management fee net of fees waived by Management was at the median. The Board considered whether specific portfolio management, administration or oversight needs contributed to the size of the management fee. The Board also noted the Fund's small size, which impacts its expenses and performance. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Management indicated that similar comparative information was not available with respect to the amount paid to NBAIM or to each Subadviser. The Board did, however, consider the allocation of duties and responsibilities among Management, NBAIM, and the Subadvisers and, in light of that, the amount of fees retained by each. The Board noted, however, that

Management, and not the Fund, pays the fee to NBAIM and the Subadvisers. In this connection, the Board considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts in the selection or compensation of subadvisers. The Board also monitors throughout the year the potential effect on the profitability of Management and NBAIM resulting from changes in Subadvisers and/or their fees.

The Board considered the fees the Subadvisers charge for similar products, if any. The Board also considered fees charged to Neuberger Berman Absolute Return Multi-Manager Fund, a series of Neuberger Berman Alternative Funds and to an unregistered fund of funds managed by NBAIM, each of which uses some of the same strategies used by the Fund and noted differences that reduced the usefulness of the comparisons.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also considered Management's cost allocation methodology. It also considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees and, as a general matter, the way in which such breakpoints should factor into the fees paid by the Fund. The Board considered the profitability of Management and NBAIM, recognized that Management and NBAIM should each be entitled to earn a reasonable level of profits for services they provide to the Fund, and noted the loss realized by Management and NBAIM from their relationship with the Fund.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBAIM, and each Subadviser could be expected to provide a high level of service to the Fund; that it retained confidence in Management's, NBAIM's and each Subadviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval of the Agreements and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and NBAIM into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Board Consideration of Additional Sub-Advisory Agreement

TPH Asset Management, LLC

At meetings held on March 25-26, 2015, the Board of the Trust, including the Independent Fund Trustees, considered and approved the separate sub-advisory agreement ("Sub-Advisory Agreement") among Neuberger Berman Management LLC ("Management"), NBAIM, and TPH Asset Management, LLC (an "Additional Subadviser"), which will be responsible for managing a portion of the assets of the Fund. The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed extensive materials furnished by the Additional Subadviser in response to questions submitted by Management, the Adviser, the Board and Independent Counsel, and met with representatives of Management regarding the Additional Subadviser's personnel, operations and financial condition as they relate to the Fund. In addition, the Board, including the Independent Trustees, met with senior representatives of the Additional Subadviser regarding its personnel and operations.

The Board noted the Multi-Manager Arrangement and that Management and NBAIM, pursuant to their agreements with the Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the Additional Subadviser.

The Board evaluated the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Sub-Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by the Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of the services to be provided to the Fund by the Additional Subadviser under the Sub-Advisory Agreement. The Board considered the experience and staffing of the portfolio management and investment research personnel of the Additional Subadviser who would perform services for the Fund, as well as the resources available to it. The Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of the Additional Subadviser and noted that Management and NBAIM would monitor the quality of the execution services provided by the Additional Subadviser.

The Board also reviewed whether the Additional Subadviser would use brokers to execute transactions for the Fund that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Fund and other clients of the Additional Subadviser. The Board also considered the compliance programs and compliance history of the Additional Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Additional Subadviser. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Additional Subadviser, and reviewed information regarding its financial condition, history of operations and any conflicts of interest in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to the Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by Management and the Adviser as a result of adding the Additional Subadviser, as well as the fees the Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Fund, pays the fee to the Additional Subadviser and therefore the fees charged by the Additional Subadviser will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and the Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that the Additional Subadviser could be expected to provide a high level of service to the Fund; that the Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to the Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

Board Consideration of Additional Sub-Advisory Agreement

Portland Hill Capital LLP

At meetings held on September 8-9, 2015, the Board of the Trust, including the Independent Fund Trustees, considered and approved the separate sub-advisory agreement ("Sub-Advisory Agreement") among Neuberger Berman Management LLC ("Management"), NBAIM, and Portland Hill Capital LLP (an "Additional Subadviser"), which will be responsible for managing a portion of the assets of the Fund. The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed extensive materials furnished by the Additional Subadviser in response to questions submitted by Management, the Adviser, the Board and Independent Counsel, and met with representatives of Management regarding the Additional Subadviser's personnel, operations and financial condition as they relate to the Fund. In addition, the Board, including the Independent Trustees, met with senior representatives of the Additional Subadviser regarding its personnel and operations.

The Board noted the Multi-Manager Arrangement and that Management and NBAIM, pursuant to their agreements with the Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the Additional Subadviser.

The Board evaluated the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Sub-Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by the Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of the services to be provided to the Fund by the Additional Subadviser under the Sub-Advisory Agreement. The Board considered the experience and staffing of the portfolio management and investment research personnel of the Additional Subadviser who would perform services for the Fund, as well as the resources available to it. The Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of the Additional Subadviser and noted that Management and NBAIM would monitor the quality of the execution services provided by the Additional Subadviser.

The Board also reviewed whether the Additional Subadviser would use brokers to execute transactions for the Fund that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Fund and other clients of the Additional Subadviser. The Board also considered the compliance programs and compliance history of the Additional Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Additional Subadviser. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Additional Subadviser, and reviewed information regarding its financial condition, history of operations and any conflicts of interest in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to the Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by Management and the Adviser as a result of adding the Additional Subadviser, as well as the fees the Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Fund, pays the fee to the Additional Subadviser and therefore the fees charged by the Additional Subadviser will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and the Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that the Additional Subadviser could be expected to provide a high level of service to the Fund; that the Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to the Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

Board Consideration of Additional Sub-Advisory Agreement

Good Hill Partners LP

At meetings held on December 15-16, 2015, the Board of the Trust, including the Independent Fund Trustees, considered and approved the separate sub-advisory agreement ("Sub-Advisory Agreement") among Neuberger Berman Management LLC ("Management"), NBAIM, and Good Hill Partners LP (an "Additional Subadviser"), which will be responsible for managing a portion of the assets of the Fund. The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed extensive materials furnished by the Additional Subadviser in response to questions submitted by Management, the Adviser, the Board and Independent Counsel, and met with representatives of Management regarding the Additional Subadviser's personnel, operations and financial condition as they relate to the Fund. In addition, the Board, including the Independent Trustees, met with senior representatives of the Additional Subadviser regarding its personnel and operations.

The Board noted the Multi-Manager Arrangement and that Management and NBAIM, pursuant to their agreements with the Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the Additional Subadviser.

The Board evaluated the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Sub-Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by the Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of the services to be provided to the Fund by the Additional Subadviser under the Sub-Advisory Agreement. The Board considered the experience and staffing of the portfolio management and investment research personnel of the Additional Subadviser who would perform services for the Fund, as well as the resources available to it. The Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of the Additional Subadviser and noted that Management and NBAIM would monitor the quality of the execution services provided by the Additional Subadviser.

The Board also reviewed whether the Additional Subadviser would use brokers to execute transactions for the Fund that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Fund and other clients of the Additional Subadviser. The Board also considered the compliance programs and compliance history of the Additional Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Additional Subadviser. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Additional Subadviser, and reviewed information regarding its financial condition, history of operations and any conflicts of interest in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to the Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by Management and the Adviser as a result of adding the Additional Subadviser, as well as the fees the Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Fund, pays the fee to the Additional Subadviser and therefore the fees charged by the Additional Subadviser will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and the Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that the Additional Subadviser could be expected to provide a high level of service to the Fund; that the Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to the Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

Notice to Shareholders

30.63% of the dividends earned during the fiscal year ended December 31, 2015 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $5,940 as a capital gain distribution.

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2015

B1016 02/16

Guardian Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") Class I generated a total return of –4.97% for the 12 months ended December 31, 2015, underperforming the 1.38% return of its benchmark, the S&P 500® Index, for the same period. Returns for the Fund's Class I and Class S shares are provided in the table immediately following this letter.

The U.S. stock market was volatile and generated a modest gain in 2015. The market was supported by continued economic growth in the U.S., but experienced several bouts of investor risk aversion, some of which was triggered by moderating growth overseas, sharply falling commodity prices and geopolitical issues.

The Fund's underperformance during the 12-month reporting period was driven by stock selection. Sector allocation was also a modest headwind for performance. From a stock selection perspective, holdings in the Consumer Discretionary, Consumer Staples and Industrials sectors were the largest detractors from results. Individual stocks that negatively impacted the Fund's performance included American Express, Polaris Industries, Keurig Green Mountain, NOW (which we sold) and W.W. Grainger. On the upside, the Fund's holdings in the Information Technology, Utilities and Telecommunication Services sectors added the most value. The Fund's positions in Progressive Corp., Newell Rubbermaid, eBay, Texas Instruments and Intercontinental Exchange were the largest contributors to performance during the year.

In terms of sector allocation, an overweight to Industrials, an underweight to Health Care and an overweight to Financials were the largest detractors from performance. In contrast, underweights to Consumer Staples, Energy and Materials were the most beneficial for results.

We enter 2016 with a cautious yet constructive outlook for equity risk assets, driven by increased uncertainty surrounding global growth and a U.S. election year. In our view, the critical market debate is whether we are in the midst of a U.S. mid-cycle slowdown or toward the tail-end of a long U.S. business cycle. For now, we still believe that the current business cycle will last longer than expected. However, we acknowledge the possibility for a wider range of outcomes compared to previous years and are ready to alter our current beliefs if needed. From its trough in March 2009 to the end of 2015, the current bull market is the third-longest since 1945 (81 months), while the economic recovery is the fourth-largest (U.S. GDP is 14.4% higher). While this recovery has been the slowest of all since 1945, we believe it will continue at this gradual pace and, in turn, support low-to-mid-single-digit corporate earnings growth and limit credit defaults, the latter largely confined to commodity-sensitive market segments. As a reminder, we are investors with a relatively longer-term view and remain unwilling to bet against the ingenuity of the corporate managers that lead the companies in which we invest. In our view, corporate managers' willingness to drive innovation, enhance productivity, allocate capital to the best risk-adjusted return and compete on a global scale could ultimately provide investors with suitable long-term returns for the risks they bear.

Sincerely,

CHARLES KANTOR*
PORTFOLIO MANAGER

* As previously disclosed, Arthur Moretti announced he intends to retire in February 2016 after a 28-year career and 14 years at Neuberger Berman. As such, Charles Kantor became Portfolio Manager effective October 15, 2015.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Guardian Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.7%
Consumer Staples	6.7
Energy	6.8
Financials	17.5
Health Care	9.7
Industrials	11.5
Information Technology	18.2
Materials	0.6
Telecommunication Services	4.0
Utilities	3.4
Short-Term Investments	8.9
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS4

	Inception	Average Annual Total Return Ended 12/31/2015
	Date	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	–4.97%	9.49%	6.38%	7.27%
Guardian Portfolio Class S2	08/02/2002	–5.12%	9.34%	6.20%	7.13%
S&P 500® Index[1,3]		1.38%	12.57%	7.31%	6.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.09% and 1.33% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

4  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (Neuberger) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period* 7/1/15 – 12/31/15	Expense Ratio
Class I	$1,000.00	$963.90	$5.89	1.19%
Class S	$1,000.00	$963.30	$6.19	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.21	$6.06	1.19%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Guardian Portfolio 12/31/15

NUMBER OF SHARES		VALUE†
Common Stocks (91.5%)
Airlines (1.5%)
18,700	Delta Air Lines, Inc.	$947,903
Auto Components (2.3%)
30,228	BorgWarner, Inc.	1,306,756
3,600	Johnson Controls, Inc.	142,164
		1,448,920
Banks (4.0%)
9,570	JPMorgan Chase & Co.	631,907
44,236	U.S. Bancorp	1,887,550
		2,519,457
Beverages (1.7%)
8,500	Anheuser-Busch InBev NV ADR	1,062,500
Capital Markets (1.1%)
2,035	BlackRock, Inc.	692,958
Chemicals (0.6%)
3,585	Ashland, Inc.	368,180
Consumer Finance (4.2%)
27,601	American Express Co.	1,919,650
25,020	Synchrony Financial	760,858	*
		2,680,508
Diversified Financial Services (4.6%)
13,300	Berkshire Hathaway, Inc. Class B	1,756,132	*
3,140	Intercontinental Exchange, Inc.	804,656
10,500	Markit Ltd.	316,785	*
		2,877,573
Diversified Telecommunication Services (2.4%)
27,963	Level 3 Communications, Inc.	1,520,069	*
Electronic Equipment, Instruments & Components (1.0%)
15,000	CDW Corp.	630,600
Energy Equipment & Services (2.6%)
23,608	Schlumberger Ltd.	1,646,658
Food & Staples Retailing (1.9%)
12,575	CVS Health Corp.	1,229,458
NUMBER OF SHARES		VALUE†
Food Products (3.1%)
28,500	ConAgra Foods, Inc.	$1,201,560
8,257	Keurig Green Mountain, Inc.	742,965
		1,944,525
Health Care Equipment & Supplies (1.3%)
18,004	Abbott Laboratories	808,560
Health Care Providers & Services (4.2%)
24,485	DaVita HealthCare Partners, Inc.	1,706,849	*
8,050	UnitedHealth Group, Inc.	947,002
		2,653,851
Household Durables (2.5%)
36,390	Newell Rubbermaid, Inc.	1,604,071
Industrial Conglomerates (5.5%)
8,618	3M Co.	1,298,215
23,345	Danaher Corp.	2,168,284
		3,466,499
Insurance (1.1%)
20,960	Progressive Corp.	666,528
Internet & Catalog Retail (0.5%)
500	Amazon.com, Inc.	337,945	*
Internet Software & Services (3.7%)
1,230	Alphabet, Inc. Class A	956,952	*
51,349	eBay, Inc.	1,411,071	*
		2,368,023
IT Services (5.5%)
5,151	Alliance Data Systems Corp.	1,424,612	*
26,500	First Data Corp. Class A	424,530	*
10,088	MasterCard, Inc. Class A	982,168
8,150	Visa, Inc. Class A	632,032
		3,463,342
Leisure Products (0.5%)
3,689	Polaris Industries, Inc.	317,070
Life Sciences Tools & Services (1.4%)
1,080	Mettler-Toledo International, Inc.	366,260	*
3,715	Thermo Fisher Scientific, Inc.	526,973
		893,233

See Notes to Schedule of Investments

5

Schedule of Investments Guardian Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Machinery (1.8%)
9,000	Ingersoll-Rand PLC	$497,610
12,872	Lincoln Electric Holdings, Inc.	667,928
		1,165,538
Multi-Utilities (3.5%)
42,540	WEC Energy Group, Inc.	2,182,727
Multiline Retail (0.7%)
5,750	Dollar General Corp.	413,253
Oil, Gas & Consumable Fuels (4.2%)
44,490	Enbridge, Inc.	1,476,623
36,486	Noble Energy, Inc.	1,201,484
		2,678,107
Pharmaceuticals (2.9%)
6,500	Bristol-Myers Squibb Co.	447,135
4,894	Roche Holding AG	1,356,168
		1,803,303
Real Estate Investment Trusts (1.0%)
20,720	Weyerhaeuser Co.	621,186
Real Estate Management & Development (1.6%)
32,200	Brookfield Asset Management, Inc. Class A	1,015,266
Road & Rail (1.2%)
5,700	Canadian Pacific Railway Ltd.	727,320
Semiconductors & Semiconductor Equipment (3.0%)
34,000	Texas Instruments, Inc.	1,863,540
Software (4.6%)
11,430	Adobe Systems, Inc.	1,073,734	*
18,944	Intuit, Inc.	1,828,096
		2,901,830
Specialty Retail (3.0%)
26,990	TJX Cos., Inc.	1,913,861
NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (0.5%)
2,800	Apple, Inc.	$294,728
Textiles, Apparel & Luxury Goods (3.2%)
22,600	lululemon athletica, Inc.	1,185,822	*
11,500	PVH Corp.	846,975
		2,032,797
Trading Companies & Distributors (1.5%)
4,692	W.W. Grainger, Inc.	950,552
Wireless Telecommunication Services (1.6%)
9,900	SBA Communications Corp. Class A	1,040,193	*
	Total Common Stocks (Cost $48,203,046)	57,752,632
Short-Term Investments (9.0%)
5,656,081	State Street Institutional Treasury Money Market Fund Premier Class, 0.02% (Cost $5,656,081)	5,656,081	[a]
	Total Investments (100.5%) (Cost $53,859,127)	63,408,713	##
	Liabilities, less cash, receivables and other assets [(0.5%)]	(293,758)
	Total Net Assets (100.0%)	$63,114,955

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Guardian Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of

See Notes to Financial Statements

7

Notes to Schedule of Investments Guardian Portfolio (cont'd)

regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Pharmaceuticals	$447,135	$1,356,168	$—	$1,803,303
Other Common Stocks^	55,949,329	—	—	55,949,329
Total Common Stocks	56,396,464	1,356,168	—	57,752,632
Short-Term Investments	—	5,656,081	—	5,656,081
Total Investments	$56,396,464	$7,012,249	$—	$63,408,713

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At December 31, 2015, the cost of investments for U.S. federal income tax purposes was $54,337,095. Gross unrealized appreciation of investments was $11,173,397 and gross unrealized depreciation of investments was $2,101,779, resulting in net unrealized appreciation of $9,071,618, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

a  The rate shown is the annualized seven day yield as of December 31, 2015.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$63,408,713
Cash	5,894
Dividends and interest receivable	84,103
Receivable for securities sold	1,325,919
Receivable for Fund shares sold	8,371
Prepaid expenses and other assets	1,111
Total Assets	64,834,111
Liabilities
Payable for securities purchased	1,536,428
Payable for Fund shares redeemed	46,578
Payable to investment manager (Note B)	29,796
Payable to administrator—net (Note B)	26,432
Accrued expenses and other payables	79,922
Total Liabilities	1,719,156
Net Assets	$63,114,955
Net Assets consist of:
Paid-in capital	$42,865,528
Undistributed net investment income (loss)	243,369
Accumulated net realized gains (losses) on investments	10,459,808
Net unrealized appreciation (depreciation) in value of investments	9,546,250
Net Assets	$63,114,955
Net Assets
Class I	$11,819,801
Class S	51,295,154
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	707,932
Class S	3,091,843
Net Asset Value, offering and redemption price per share
Class I	$16.70
Class S	16.59
*Cost of Investments	$53,859,127

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,171,259
Interest income—unaffiliated issuers	313
Foreign taxes withheld (Note A)	(26,703)
Total income	$1,144,869
Expenses:
Investment management fees (Note B)	399,969
Administration fees (Note B):
Class I	40,264
Class S	177,901
Distribution fees (Note B):
Class S	148,251
Audit fees	45,335
Custodian and accounting fees	46,306
Insurance expense	2,428
Legal fees	49,544
Shareholder reports	29,557
Trustees' fees and expenses	35,264
Miscellaneous	5,302
Total expenses	980,121
Expenses reimbursed by Management (Note B)	(85,080)
Total net expenses	895,041
Net investment income (loss)	$249,828
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	10,757,898
Foreign currency	(2,026)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(14,655,597)
Foreign currency	1,195
Net gain (loss) on investments	(3,898,530)
Net increase (decrease) in net assets resulting from operations	$(3,648,702)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$249,828	$403,659
Net realized gain (loss) on investments (Note A)	10,755,872	17,462,613
Net increase from payments by affiliates (Note B)	—	2,052
Change in net unrealized appreciation (depreciation) of investments (Note A)	(14,654,402)	(10,828,223)
Net increase (decrease) in net assets resulting from operations	(3,648,702)	7,040,101
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(94,448)	(63,367)
Class S	(255,409)	(171,569)
Net realized gain on investments:
Class I	(3,296,726)	(2,225,344)
Class S	(14,198,361)	(10,937,591)
Total distributions to shareholders	(17,844,944)	(13,397,871)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	2,468,359	2,829,771
Class S	356,770	668,593
Proceeds from reinvestment of dividends and distributions:
Class I	3,391,174	2,288,711
Class S	14,453,770	11,109,160
Payments for shares redeemed:
Class I	(3,926,539)	(5,338,061)
Class S	(13,898,883)	(18,604,918)
Net increase (decrease) from Fund share transactions	2,844,651	(7,046,744)
Net Increase (Decrease) in Net Assets	(18,648,995)	(13,404,514)
Net Assets:
Beginning of year	81,763,950	95,168,464
End of year	$63,114,955	$81,763,950
Undistributed net investment income (loss) at end of year	$243,369	$349,755

See Notes to Financial Statements

11

Notes to Financial Statements Guardian Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2015 was $38,436.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

12

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses, real estate investment trusts dividends re-classed from income to capital gains, prior year partnership basis adjustments and distributions redesignated. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(6,357)	$6,357

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

			Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Total
2015	2014	2015	2014	2015	2014
$634,403	$2,162,644	$17,210,541	$11,235,227	$17,844,944	$13,397,871

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$243,369	$10,937,776	$9,068,282	$—	$20,249,427

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust,

13

on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide

14

distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2015, there was no repayment to Management under its contractual expense limitation.

At December 31, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
Class I	1.00%	12/31/18	$—	$—	$—
Class S	1.25%	12/31/18	85,743	60,850	85,080

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

On June 3, 2014, Management made a voluntary contribution of $2,052 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2015, there were purchase and sale transactions (excluding short-term securities) of $36,104,687 and $55,331,421, respectively.

During the year ended December 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

15

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2015 and December 31, 2014 was as follows:

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	107,923	202,700	(182,192)	128,431
ClassS	16,284	869,138	(626,322)	259,100

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	107,638	104,746	(204,937)	7,447
Class S	25,120	511,707	(715,633)	(178,806)

Note E—Lines of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from January 1, 2015 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended December 31, 2015, the Fund did not utilize either line of credit with State Street.

16

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$24.09	$26.69		$20.40	$18.29	$18.94
Income From Investment Operations:
Net Investment Income (Loss)‡	0.09	0.16		0.09	0.17	0.05
Net Gains or Losses on Securities (both realized and unrealized)	(1.28)	1.79		7.70	2.16	(0.61)
Total From Investment Operations	(1.19)	1.95		7.79	2.33	(0.56)
Less Distributions From:
Net Investment Income	(0.17)	(0.13)		(0.20)	(0.06)	(0.09)
Net Capital Gains	(6.03)	(4.42)		(1.30)	(0.16)	—
Total Distributions	(6.20)	(4.55)		(1.50)	(0.22)	(0.09)
Voluntary Contribution from Management	—	0.00		—	—	—
Net Asset Value, End of Year	$16.70	$24.09		$26.69	$20.40	$18.29
Total Return††	(4.97)%[b]	9.03	%ab	38.81%	12.73%	(2.94)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$11.8	$14.0		$15.3	$13.3	$15.1
Ratio of Gross Expenses to Average Net Assets#	1.15%	1.08%		1.11%	1.11%	1.13%
Ratio of Net Expenses to Average Net Assets	1.15%	1.08%		1.11%	1.11%§	1.13%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	0.60%		0.38%	0.87%	0.26%
Portfolio Turnover Rate	51%	37%		31%	32%	27%

See Notes to Financial Highlights

17

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$23.94	$26.53		$20.29	$18.19	$18.84
Income From Investment Operations:
Net Investment Income (Loss)‡	0.07	0.12		0.06	0.14	0.03
Net Gains or Losses on Securities (both realized and unrealized)	(1.28)	1.78		7.65	2.15	(0.61)
Total From Investment Operations	(1.21)	1.90		7.71	2.29	(0.58)
Less Distributions From:
Net Investment Income	(0.11)	(0.07)		(0.17)	(0.03)	(0.07)
Net Capital Gains	(6.03)	(4.42)		(1.30)	(0.16)	—
Total Distributions	(6.14)	(4.49)		(1.47)	(0.19)	(0.07)
Voluntary Contribution from Management	—	0.00		—	—	—
Net Asset Value, End of Year	$16.59	$23.94		$26.53	$20.29	$18.19
Total Return††	(5.12)%[b]	8.89	%ab	38.60%	12.60%	(3.08)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$51.3	$67.8		$79.9	$69.0	$67.6
Ratio of Gross Expenses to Average Net Assets#	1.39%	1.33%		1.36%	1.36%	1.38%
Ratio of Net Expenses to Average Net Assets	1.25%	1.25%		1.25%	1.25%§	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.44%		0.26%	0.73%	0.16%
Portfolio Turnover Rate	51%	37%		31%	32%	27%

See Notes to Financial Highlights

18

Notes to Financial Highlights Guardian Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

b  Had the Fund not received class action proceeds as listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2015 would have been (5.02)% and (5.17)% for Class I and Class S, respectively. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 8.98% and 8.84% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

a  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2014.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities of Guardian Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2016

20

Trustees and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.
25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

27

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Guardian Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

30

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and Neuberger in this context.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's short, intermediate and long-term performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its peer group, the Fund's performance was higher than the median for the three and five-year periods and lower than the median for the one and ten-year periods. The Board also considered that the Fund's performance was lower than its benchmark for the one, three, five and ten-year periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and

31

that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group. The Board also considered any fall-out benefits likely to accrue to Management, Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group and was aware that non-proprietary insurance product funds generally have higher fee structures than proprietary funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, for the Fund's S Class shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the median. The Board looked at the S Class as a proxy for both of the Fund's classes. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and Neuberger should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's and Neuberger's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2015 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $17,210,541 as a capital gain distribution.

33

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares

Annual Report

December 31, 2015

F0509 02/16

International Equity Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") Class S posted a 1.53% total return for the 12 months ended December 31, 2015, outperforming the –0.39% return of its benchmark, the MSCI EAFE® Index (the "Index"), for the same period.

The Index rose nearly 6% during the first half of 2015, outperforming both the S&P 500® Index and the MSCI Emerging Markets Index. By the third quarter, however, markets turned sharply negative, losing 10%, largely on the back of China's currency revaluation, Greek debt crisis, commodity weakness and other ongoing concerns about global economic growth. A fourth quarter recovery helped, but was not enough to push the Index into positive territory for the year.

By sector, defensive Consumer Staples and Health Care stocks led the market during the 12-month reporting period, up 9% and 8%, respectively (in dollar terms). Energy and Materials closed with double-digit losses as commodity prices remained weak, with returns for Utilities and Financials also being slightly negative. By country, Denmark and Ireland were standout performers, while Singapore and Spain were the key laggards.

The majority of the portfolio's outperformance came from stock selection—particularly within Financials, Consumer Staples and Materials. Sector allocation was also advantageous. By country, U.K. and Swiss-based holdings benefited performance the most. Top individual holdings for 2015 included U.K.-based insurer Amlin (which we sold), French stock exchange operator Euronext and Japanese drug store chain Sundrug.

Our Energy holdings underperformed (though our underweight more than made up for it), as did our Consumer Discretionary names. The single biggest drag on relative performance by country was commodity-rich Canada. Individual detractors for the year included Canadian media name Corus Entertainment (which we sold) and Automation Tooling Systems, a factory automation company. U.K. telecom TalkTalk also underperformed.

Looking ahead, stronger Purchasing Managers Index data in Europe suggest to us that its economy is past its worst, while the U.S. interest rate increase implies that global rates are close to a bottom. In this sort of environment, we believe that companies generating strong free cash flow today—as opposed to the promise of cash flow in the future—likely will outperform as interest rates first stabilize and then start to rise. The Fund invests in businesses that span the Financials, Industrials, Technology and Consumer sectors, which gives us confidence for the year ahead.

Challenges remain in emerging markets, and we generally focus only on those companies that have been benefiting from strong demand, strong brands and management teams with a track record of execution, chiefly the multinationals that have successfully navigated prior down-cycles.

In an environment of low commodity prices, we remain underweighted to miners and oil/gas firms, but are watching closely for signs of an improvement. We are also keeping a close eye on Japan, where gains over the past three years have come mostly via the weaker yen, which has lost 30% of its value in trade-weighted terms since the end of 2012. Where companies are focusing on returns, we think there could be upside from current valuation levels.

Given the environment we foresee, in which quality firms may be advantaged, we believe the characteristics of the companies we own position the portfolio to continue to outperform.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

International Equity Portfolio (Unaudited)

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2015
	Date	1 Year	5 Years	10 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	1.53%	3.75%	3.02%	4.39%
MSCI EAFE® Index[1,2]		–0.39%	4.07%	3.50%	4.81%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 1.77% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.50% after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Fund's commencement of operations.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (Neuberger) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be used with their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period* 7/1/15 – 12/31/15
Class S	$1,000.00	$958.40	$7.40
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.64	$7.63

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments International Equity Portfolio 12/31/15

NUMBER OF SHARES		VALUE†
Common Stocks (97.6%)
Australia (3.0%)
99,225	Brambles Ltd.	$830,999
279,625	Insurance Australia Group Ltd.	1,122,977
416,565	Spotless Group Holdings Ltd.	326,397
		2,280,373
Austria (1.2%)
18,495	Andritz AG	900,119
Belgium (0.7%)
10,530	Colruyt SA	542,936
Canada (4.8%)
27,870	Alimentation Couche-Tard, Inc. Class B	1,226,828
59,125	ATS Automation Tooling Systems, Inc.	486,263	*
24,800	Home Capital Group, Inc.	482,486
10,600	Kinaxis, Inc.	359,436	*
12,268	MacDonald, Dettwiler & Associates Ltd.	738,190
13,913	Suncor Energy, Inc.	359,162
		3,652,365
China (1.3%)
11,800	Alibaba Group Holding Ltd. ADR	958,986	*
Denmark (0.8%)
19,535	Sydbank A/S	627,268
France (11.1%)
10,895	Arkema SA	764,755
15,260	BNP Paribas SA	866,172
8,430	Euronext NV	433,192	ñ
6,490	Pernod-Ricard SA	741,976
10,125	Publicis Groupe SA	675,385
50,818	Rexel SA	678,181
10,580	Sanofi	903,728
13,451	Sodexo SA	1,317,655
42,130	SPIE SA	776,967	*
4,000	Valeo SA	619,665
3,000	Virbac SA	716,603
		8,494,279
NUMBER OF SHARES		VALUE†
Germany (9.5%)
7,025	Bayer AG	$877,355
19,205	Brenntag AG	1,000,729
4,135	Continental AG	1,000,297
6,716	Deutsche Boerse AG	590,344
9,478	Gerresheimer AG	740,627
8,580	Henkel AG & Co. KGaA, Preference Shares	957,544
6,501	Linde AG	939,124
14,735	SAP SE ADR	1,165,538
		7,271,558
Hong Kong (0.8%)
487,100	HKBN Ltd.	626,775
Ireland (2.1%)
14,235	DCC PLC	1,187,764
86,000	Greencore Group PLC	449,186
		1,636,950
Israel (4.7%)
440,355	Bezeq Israeli Telecommunication Corp. Ltd.	969,890
22,055	Check Point Software Technologies Ltd.	1,794,836	*
12,700	Teva Pharmaceutical Industries Ltd. ADR	833,628
		3,598,354
Italy (1.1%)
33,155	Azimut Holding SpA	824,107
Japan (11.9%)
6,100	Daikin Industries Ltd.	444,212
5,100	FANUC Corp.	878,678
73,700	KANSAI PAINT Co. Ltd.	1,117,126
2,200	KEYENCE Corp.	1,209,131
20,700	PIGEON Corp.	502,184
53,300	SANTEN PHARMACEUTICAL Co. Ltd.	877,500
4,000	SMC Corp.	1,038,935
25,800	Sundrug Co. Ltd.	1,658,856
21,800	TOYOTA MOTOR Corp.	1,342,422
		9,069,044
Korea (1.3%)
1,825	Samsung Electronics Co. Ltd. GDR	969,987

See Notes to Schedule of Investments

5

Schedule of Investments International Equity Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Netherlands (4.2%)
13,500	AerCap Holdings NV	$582,660	*
13,854	Akzo Nobel NV	928,644
11,780	ASML Holding NV	1,056,798
30,198	Koninklijke Ahold NV	639,124
		3,207,226
Norway (0.8%)
116,500	Skandiabanken ASA	643,592	ñ*
Spain (1.6%)
88,038	Banco Bilbao Vizcaya Argentaria SA	644,756
48,300	Euskaltel SA	607,834	ñ*
		1,252,590
Sweden (2.3%)
45,500	Dometic Group AB	292,681	ñ*
63,900	Nordea Bank AB	701,095
80,915	Telefonaktiebolaget LM Ericsson, B Shares	780,126
		1,773,902
Switzerland (13.6%)
3,201	Bucher Industries AG	721,429
8,980	Cie Financiere Richemont SA	642,725
679	Givaudan SA	1,232,358	*
20,850	Julius Baer Group Ltd.	1,008,664	*
2,845	Partners Group Holding AG	1,023,159
4,366	Roche Holding AG	1,209,855
462	SGS SA	878,031
6,210	Sonova Holding AG	789,002
12,200	TE Connectivity Ltd.	788,242
8,400	Tecan Group AG	1,360,689
39,125	UBS Group AG	759,004
		10,413,158
NUMBER OF SHARES		VALUE†
United Kingdom (18.5%)
10,860	Aon PLC	$1,001,401
3,200	Atlassian Corp. PLC Class A	96,256	*
257,186	Barclays PLC	829,945
46,113	Bunzl PLC	1,281,419
56,800	Clinigen Group PLC	595,353
32,900	Diploma PLC	369,094
1,063,810	Lloyds Banking Group PLC	1,145,934
225,807	Mitie Group PLC	1,035,271
57,005	Prudential PLC	1,286,603
61,469	RELX PLC	1,084,693
193,650	RPS Group PLC	676,585
12,225	SABMiller PLC	733,409
29,750	Spectris PLC	790,311
65,195	St. James's Place PLC	968,793
241,895	TalkTalk Telecom Group PLC	775,252
34,385	Travis Perkins PLC	1,000,121
96,100	Worldpay Group PLC	435,354	ñ*
		14,105,794
United States (2.3%)
26,325	Nielsen Holdings PLC	1,226,745
181,000	Samsonite International SA	543,617
		1,770,362
	Total Common Stocks (Cost $73,535,367)	74,619,725
Short-Term Investments (2.3%)
1,737,895	State Street Institutional Treasury Money Market Fund Premier Class, 0.02% (Cost $1,737,895)	1,737,895	[a]
	Total Investments (99.9%) (Cost $75,273,262)	76,357,620	##
	Cash, receivables and other assets, less liabilities (0.1%)	111,806
	Total Net Assets (100.0%)	$76,469,426

See Notes to Schedule of Investments

6

POSITIONS BY INDUSTRY INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Banks	$5,458,762	7.1%
Pharmaceuticals	5,418,669	7.0%
Chemicals	4,982,007	6.5%
Trading Companies & Distributors	4,912,204	6.4%
Insurance	4,379,774	5.7%
Food & Staples Retailing	4,067,744	5.3%
Machinery	4,025,424	5.3%
Capital Markets	3,614,934	4.7%
Software	3,416,066	4.5%
Diversified Telecommunication Services	2,979,751	3.9%
Commercial Services & Supplies	2,869,252	3.8%
Electronic Equipment, Instruments & Components	2,787,684	3.6%
Life Sciences Tools & Services	2,696,669	3.5%
Professional Services	2,104,776	2.8%
Auto Components	1,912,643	2.5%
Media	1,760,078	2.3%
Beverages	1,475,385	1.9%
Household Products	1,459,728	1.9%
Automobiles	1,342,422	1.8%
Hotels, Restaurants & Leisure	1,317,655	1.7%
Industrial Conglomerates	1,187,764	1.6%
Textiles, Apparel & Luxury Goods	1,186,342	1.6%
Semiconductors & Semiconductor Equipment	1,056,798	1.4%
Diversified Financial Services	1,023,536	1.3%
Technology Hardware, Storage & Peripherals	969,987	1.3%
Internet Software & Services	958,986	1.3%
Health Care Equipment & Supplies	789,002	1.0%
Communications Equipment	780,126	1.0%
Construction & Engineering	776,967	1.0%
Aerospace & Defense	738,190	1.0%
Thrifts & Mortgage Finance	482,486	0.6%
Food Products	449,186	0.6%
Building Products	444,212	0.6%
IT Services	435,354	0.6%
Oil, Gas & Consumable Fuels	359,162	0.5%
Short-Term Investments and Other Assets—Net	1,849,701	2.4%
	$76,469,426	100.0%

See Notes to Schedule of Investments

7

Notes to Schedule of Investments International Equity Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

8

Notes to Schedule of Investments International Equity Portfolio (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^
Australia	$—	$2,280,373	$—	$2,280,373
Austria	—	900,119	—	900,119
Denmark	—	627,268	—	627,268
Germany	1,165,538	6,106,020	—	7,271,558
Hong Kong	—	626,775	—	626,775
Italy	—	824,107	—	824,107
Japan	—	9,069,044	—	9,069,044
Sweden	292,681	1,481,221	—	1,773,902
Switzerland	788,242	9,624,916	—	10,413,158
United States	1,226,745	543,617	—	1,770,362
Other Common Stocksß	39,063,059	—	—	39,063,059
Total Common Stocks	42,536,265	32,083,460	—	74,619,725
Short-Term Investments	—	1,737,895	—	1,737,895
Total Investments	$42,536,265	$33,821,355	$—	$76,357,620

^  The Schedule of Investments and Positions by Industry provides information on the country and industry categorization for the portfolio.

ß  Represents one or more geographic locations and/or industries where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

As of the year ended December 31, 2015, certain securities were transferred from one level (as of December 31, 2014) to another. Based on beginning of period market values as of January 1, 2015, $23,650,043 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of December 31, 2015. These securities had been categorized as Level 2 as of December 31, 2014 due to adjusted prices provided by Interactive, in accordance with the description of the valuation methods of foreign equity securities in footnote † above.

See Notes to Financial Statements

9

Notes to Schedule of Investments International Equity Portfolio (cont'd)

##  At December 31, 2015, the cost of investments for U.S. federal income tax purposes was $75,391,433. Gross unrealized appreciation of investments was $7,164,526 and gross unrealized depreciation of investments was $6,198,339, resulting in net unrealized appreciation of $966,187 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2015, these securities amounted to $2,412,653 or 3.2% of net assets for the Fund.

a  The rate shown is the annualized seven day yield as of December 31, 2015.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$76,357,620
Foreign currency*	124,218
Dividends and interest receivable	180,612
Receivable for securities sold	1,114
Prepaid expenses and other assets	826
Total Assets	76,664,390
Liabilities
Payable for Fund shares redeemed	43,522
Payable to investment manager (Note B)	55,738
Payable to administrator—net (Note B)	18,684
Accrued expenses and other payables	77,020
Total Liabilities	194,964
Net Assets	$76,469,426
Net Assets consist of:
Paid-in capital	$205,283,545
Undistributed net investment income (loss)	457,557
Accumulated net realized gains (losses) on investments	(130,344,545)
Net unrealized appreciation (depreciation) in value of investments	1,072,869
Net Assets	$76,469,426
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,860,007
Net Asset Value, offering and redemption price per share	$11.15
*Cost of Investments:
Unaffiliated issuers	$75,273,262
Total cost of foreign currency	$125,732

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,845,606
Interest income—unaffiliated issuers	365
Foreign taxes withheld (Note A)	(171,566)
Total income	$1,674,405
Expenses:
Investment management fees (Note B)	673,340
Administration fees (Note B)	237,649
Distribution fees (Note B)	198,041
Audit fees	45,335
Custodian and accounting fees	95,393
Insurance expense	2,457
Legal fees	45,047
Shareholder reports	16,494
Trustees' fees and expenses	35,271
Interest expense	51
Miscellaneous	18,254
Total expenses	1,367,332
Expenses reimbursed by Management (Note B)	(178,710)
Total net expenses	1,188,622
Net investment income (loss)	$485,783
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,172,844
Foreign currency	(21,609)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(479,691)
Foreign currency	(647)
Net gain (loss) on investments	670,897
Net increase (decrease) in net assets resulting from operations	$1,156,680

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$485,783	$624,206
Net realized gain (loss) on investments (Note A)	1,151,235	1,412,095
Net increase from payments by affiliates (Note B)	—	5,482
Change in net unrealized appreciation (depreciation) of investments (Note A)	(480,338)	(3,354,646)
Net increase (decrease) in net assets resulting from operations	1,156,680	(1,312,863)
Distributions to Shareholders From (Note A):
Net investment income	(743,251)	(262,910)
Net realized gain on investments	(215,188)	—
Total distributions to shareholders	(958,439)	(262,910)
From Fund Share Transactions (Note D):
Proceeds from shares sold	3,003,747	61,574,075
Proceeds from reinvestment of dividends and distributions	958,439	262,910
Payments for shares redeemed	(4,994,661)	(4,908,578)
Net increase (decrease) from Fund share transactions	(1,032,475)	56,928,407
Net Increase (Decrease) in Net Assets	(834,234)	55,352,634
Net Assets:
Beginning of year	77,303,660	21,951,026
End of year	$76,469,426	$77,303,660
Undistributed net investment income (loss) at end of year	$457,557	$730,436

See Notes to Financial Statements

13

Notes to Financial Statements International Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2015 was $49.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

14

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses and gains and losses from passive foreign investment companies (PFICs). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(15,411)	$15,411

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Total
2015	2014	2015	2014	2015	2014
$743,251	$262,910	$215,188	$—	$958,439	$262,910

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$463,873	$392,444	$954,699	$(130,625,135)	$—	$(128,814,119)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, PFIC adjustments, and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

15

determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$67,038,387	$63,586,748

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. Under current tax law, the use of these losses to offset future gains may be limited. As of December 31, 2015, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $816,259.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the

16

Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2015, there was no repayment to Management under its contractual expense limitation.

At December 31, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
Class S	1.50%	12/31/18	$197,811	$187,924	$178,710

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger

17

and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

On June 3, 2014, Management made a voluntary contribution of $5,482 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2015, there were purchase and sale transactions (excluding short-term securities) of $23,307,012 and $20,453,405, respectively.

During the year ended December 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2015 and December 31, 2014 was as follows:

	For the Year Ended December 31,
	2015	2014
Shares Sold	260,156	5,456,583
Shares Issued on Reinvestment of Dividends and Distributions	85,728	25,304
Shares Redeemed	(436,868)	(433,529)
Total	(90,984)	5,048,358

Note E—Lines of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from January 1, 2015 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended December 31, 2015, the Fund did not utilize either line of credit with State Street.

18

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.12	$11.54	$9.93	$8.45	$10.34
Income From Investment Operations:
Net Investment Income (Loss)‡	0.07	0.10	0.09	0.10	0.11
Net Gains or Losses on Securities (both realized and unrealized)	0.10	(0.48)	1.67	1.46	(1.36)
Total From Investment Operations	0.17	(0.38)	1.76	1.56	(1.25)
Less Distributions From:
Net Investment Income	(0.11)	(0.04)	(0.15)	(0.08)	(0.64)
Net Capital Gains	(0.03)	—	—	—	—
Total Distributions	(0.14)	(0.04)	(0.15)	(0.08)	(0.64)
Redemption Fees	—	—	—	—	0.00	ØØ
Voluntary Contribution from Management	—	0.00	—	—	—
Net Asset Value, End of Year	$11.15	$11.12	$11.54	$9.93	$8.45
Total Return††	1.53%[b]	(3.27)%[a]	17.83%	18.48%	(12.33)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$76.5	$77.3	$22.0	$19.7	$19.9
Ratio of Gross Expenses to Average Net Assets#	1.73%	1.77%	2.48%	2.55%	2.89%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.51%§	1.50	%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	0.90%	0.88%	1.11%	1.09%
Portfolio Turnover Rate	27%	35%	33%	33%	45%

See Notes to Financial Highlights

19

Notes to Financial Highlights International Equity Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

b  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2015.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charges a redemption fee.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

a  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2014.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2016

21

Trustees and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

28

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for International Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

31

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and Neuberger in this context.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's short, intermediate and long-term performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its peer group, the Fund's performance was higher than the median for the five year-period and lower than the median for the one and three-year periods. The Board also considered that the Fund's performance was higher than its benchmark for the one and five-year periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of

32

the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group. The Board also considered any fall-out benefits likely to accrue to Management, Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group and was aware that non-proprietary insurance product funds generally have higher fee structures than proprietary funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, for the Fund's S Class shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the median. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and Neuberger should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's and Neuberger's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

33

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Notice to Shareholders

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2015, the Fund designates $146,287, or $0.02 per share outstanding, foreign taxes paid and $1,845,606, or $0.27 per share outstanding, foreign source income earned for Federal income tax purposes.

The Fund designates $215,188 as a capital gain distribution.

34

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Annual Report

December 31, 2015

B1010 02/16

Large Cap Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Large Cap Value Portfolio (the "Fund") Class I generated a –11.80% total return for the 12 months ended December 31, 2015, underperforming its benchmark, the Russell 1000® Value Index, which returned –3.83% for the same period.

Throughout 2015, the equity market experienced bouts of intense volatility driven by various macro issues such as the softening global economy, falling crude oil prices, a rising dollar and looming U.S. interest rate tightening. A culmination of these factors led to a steep market correction in August, which then reversed into a strong recovery at the beginning of the fourth quarter. The market then bounced between positive and negative territory as the price of oil and other commodities tumbled once again and geopolitical tensions heated up after a wave of international terrorist attacks. While economic data in the U.S. remained largely subdued, a positive U.S. employment report gave the U.S. Federal Reserve enough fodder to raise interest rates in mid-December. The roller-coaster ride in equities over the year resulted in the worst annual return for the broad stock market since 2008.

Among large cap value equities, the Health Care sector was the strongest segment, followed by Telecommunication Services, which also appreciated for the year. Energy was by far the worst performing sector of the broader market, followed by Materials, Consumer Discretionary and Utilities.

Within the Fund, Information Technology gave the largest lift to performance relative to the benchmark. The bulk of the upside came from a data storage holding that rallied late in the year on rumors that it was being acquired, which soon proved to be true and led to another rise in the stock. The Fund also gained some ground versus the benchmark in the Energy sector, as our holdings in aggregate held up better than the benchmark counterparts.

The Materials segment was the greatest source of Fund weakness for the 12-month period due mainly to our exposure to the Metals & Mining industry, which was meaningfully hampered by economic softness in China and eroding commodity prices due to the rising dollar. Industrials also caused a sizeable drawback for the Fund, owing mainly to our Machinery investments. The sluggish global economy, and particularly lower construction activity in China, caused a fall-off in demand for coal, which significantly hampered one of our holdings in this area.

While 2015 proved to be a difficult year for stocks, we believe there is opportunity for positive performance ahead. The U.S. economy appears to be on firmer footing and the improving job market combined with lower fuel costs could continue to boost consumer spending. Companies may also proceed to use the ample amounts of cash on their balance sheets to create value through M&A and share repurchases. Still, there is a great deal of uncertainty as the global economy remains tenuous and the impact of U.S. interest rate tightening has yet to unfold. Furthermore, valuations remain high and U.S. stock multiples are, in our view, becoming increasingly difficult to justify. Yet we believe that we are finding value within the Industrials and Energy complex as well as other select areas of the market. We continue to seek underappreciated stocks with hidden value that we think can be realized if specific catalysts play out over time. Within this tumultuous environment, we believe that our approach could be key to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Large Cap Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	19.5%
Consumer Staples	1.1
Energy	20.0
Financials	20.0
Industrials	25.8
Information Technology	2.4
Materials	9.1
Short-Term Investments	2.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 12/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	–11.80%	5.60%	3.31%	7.61%
Russell 1000® Value Index[1,2]		–3.83%	11.27%	6.16%	9.25%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 1.13% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (Neuberger) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period* 7/1/15 – 12/31/15
Class I	$1,000.00	$898.40	$5.65
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.26	$6.01

*  Expenses are equal to the annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.18%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Large Cap Value Portfolio 12/31/15

NUMBER OF SHARES		VALUE†
Common Stocks (98.2%)
Aerospace & Defense (0.7%)
8,592	Textron, Inc.	$360,950
Airlines (3.4%)
11,176	American Airlines Group, Inc.	473,304
26,197	Delta Air Lines, Inc.	1,327,926
		1,801,230
Auto Components (5.7%)
29,687	BorgWarner, Inc.	1,283,369
10,601	Delphi Automotive PLC	908,824
22,098	Johnson Controls, Inc.	872,650
		3,064,843
Banks (10.4%)
46,645	Citigroup, Inc.	2,413,879
24,415	JPMorgan Chase & Co.	1,612,122
14,695	Wells Fargo & Co.	798,820
25,656	Zions Bancorporation	700,409
		5,525,230
Capital Markets (7.3%)
44,312	Bank of New York Mellon Corp.	1,826,541
7,720	Goldman Sachs Group, Inc.	1,391,375
20,842	Morgan Stanley	662,984
		3,880,900
Commercial Services & Supplies (1.5%)
38,405	Pitney Bowes, Inc.	793,063
Construction & Engineering (0.4%)
4,855	Jacobs Engineering Group, Inc.	203,667	*
Diversified Financial Services (1.4%)
8,495	CME Group, Inc.	769,647
Electrical Equipment (6.2%)
51,281	Eaton Corp. PLC	2,668,663
13,507	Emerson Electric Co.	646,040
		3,314,703
Energy Equipment & Services (3.3%)
25,571	Schlumberger Ltd.	1,783,577
Hotels, Restaurants & Leisure (6.5%)
63,279	Carnival Corp.	3,447,440
NUMBER OF SHARES		VALUE†
Household Products (1.1%)
7,776	Procter & Gamble Co.	$617,492
Industrial Conglomerates (4.9%)
84,533	General Electric Co.	2,633,203
Insurance (1.0%)
179	American International Group, Inc.	11,093
10,486	Lincoln National Corp.	527,026
		538,119
Machinery (8.4%)
32,894	Caterpillar, Inc.	2,235,476
6,879	Illinois Tool Works, Inc.	637,546
78,541	Joy Global, Inc.	990,402
6,270	Parker Hannifin Corp.	608,065
		4,471,489
Metals & Mining (9.1%)
21,534	Alcoa, Inc.	212,541
59,807	BHP Billiton Ltd. ADR	1,540,628
171,982	Newmont Mining Corp.	3,093,956
		4,847,125
Multiline Retail (1.4%)
110,428	JC Penney Co., Inc.	735,451	*
Oil, Gas & Consumable Fuels (16.7%)
1,951	Chevron Corp.	175,512
35,729	Devon Energy Corp.	1,143,328
16,751	EOG Resources, Inc.	1,185,803
43,411	Exxon Mobil Corp.	3,383,887
45,114	Memorial Resource Development Corp.	728,591	*
10,505	Pioneer Natural Resources Co.	1,317,117
39,947	Range Resources Corp.	983,096
		8,917,334
Road & Rail (0.5%)
7,065	Avis Budget Group, Inc.	256,389	*
Semiconductors & Semiconductor Equipment (1.0%)
9,469	Analog Devices, Inc.	523,825
Technology Hardware, Storage & Peripherals (1.4%)
12,288	Western Digital Corp.	737,895

See Notes to Schedule of Investments

5

Schedule of Investments Large Cap Value Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Textiles, Apparel & Luxury Goods (5.9%)
10,236	Coach, Inc.	$335,024
25,375	Ralph Lauren Corp.	2,828,805
		3,163,829
	Total Common Stocks (Cost $54,987,512)	52,387,401
Short-Term Investments (2.2%)
1,148,545	State Street Institutional Liquid Reserves Fund Premier Class, 0.23% (Cost $1,148,545)	1,148,545	[a]
	Total Investments (100.4%) (Cost $56,136,057)	53,535,946	##
	Liabilities, less cash, receivables and other assets [(0.4%)]	(196,284)
	Total Net Assets (100.0%)	$53,339,662

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Large Cap Value Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

7

Notes to Schedule of Investments Large Cap Value Portfolio (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$52,387,401	$—	$—	$52,387,401
Short-Term Investments	—	1,148,545	—	1,148,545
Total Investments	$52,387,401	$1,148,545	$—	$53,535,946

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At December 31, 2015, the cost of investments for U.S. federal income tax purposes was $57,530,400. Gross unrealized appreciation of investments was $1,622,056 and gross unrealized depreciation of investments was $5,616,510, resulting in net unrealized depreciation of $3,994,454, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

a  The rate shown is the annualized seven day yield as of December 31, 2015.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$53,535,946
Dividends and interest receivable	90,324
Receivable for securities sold	508,136
Receivable for Fund shares sold	35,155
Prepaid expenses and other assets	14,649
Total Assets	54,184,210
Liabilities
Payable for securities purchased	709,078
Payable for Fund shares redeemed	38,439
Payable to investment manager (Note B)	25,430
Payable to administrator (Note B)	13,871
Accrued expenses and other payables	57,730
Total Liabilities	844,548
Net Assets	$53,339,662
Net Assets consist of:
Paid-in capital	$51,632,274
Undistributed net investment income (loss)	547,474
Accumulated net realized gains (losses) on investments	3,760,025
Net unrealized appreciation (depreciation) in value of investments	(2,600,111)
Net Assets	$53,339,662
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,044,855
Net Asset Value, offering and redemption price per share	$13.19
*Cost of Investments	$56,136,057

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,251,299
Interest income—unaffiliated issuers	2,122
Foreign taxes withheld (Note A)	(3,440)
Total income	$1,249,981
Expenses:
Investment management fees (Note B)	338,909
Administration fees (Note B)	184,859
Audit fees	45,335
Custodian and accounting fees	32,509
Insurance expense	2,009
Legal fees	35,619
Shareholder reports	22,653
Trustees' fees and expenses	35,254
Interest expense	420
Miscellaneous	4,893
Total net expenses	702,460
Net investment income (loss)	$547,521
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,909,708
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(11,830,067)
Net gain (loss) on investments	(7,920,359)
Net increase (decrease) in net assets resulting from operations	$(7,372,838)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$547,521	$497,614
Net realized gain (loss) on investments (Note A)	3,909,708	7,596,401
Net increase from payments by affiliates (Note B)	—	4,262
Change in net unrealized appreciation (depreciation) of investments (Note A)	(11,830,067)	(1,520,748)
Net increase (decrease) in net assets resulting from operations	(7,372,838)	6,577,529
Distributions to Shareholders From (Note A):
Net investment income	(455,286)	(511,067)
Net realized gain on investments	(4,600,984)	—
Total distributions to shareholders	(5,056,270)	(511,067)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,949,491	9,917,368
Proceeds from reinvestment of dividends and distributions	5,056,270	511,067
Payments for shares redeemed	(15,513,932)	(16,145,924)
Net increase (decrease) from Fund share transactions	(4,508,171)	(5,717,489)
Net Increase (Decrease) in Net Assets	(16,937,279)	348,973
Net Assets:
Beginning of year	70,276,941	69,927,968
End of year	$53,339,662	$70,276,941
Undistributed net investment income (loss) at end of year	$547,474	$497,578

See Notes to Financial Statements

11

Notes to Financial Statements Large Cap Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2015 was $110,562.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

12

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of prior year basis and return of capital adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1)	$(42,339)	$42,340

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long- Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$455,286	$511,067	$4,600,984	$—	$5,056,270	$511,067

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$547,474	$5,154,368	$(3,994,454)	$—	$—	$1,707,388

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

13

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude fees payable to Management, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

14

During the year ended December 31, 2015, there was no repayment to Management under its contractual expense limitation. At December 31, 2015 the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
Class I	1.00%	12/31/18	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

On June 3, 2014, Management made a voluntary contribution of $4,262 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2015, there were purchase and sale transactions (excluding short-term securities) of $91,217,637and $98,803,289, respectively.

During the year ended December 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2015 and December 31, 2014 was as follows:

	For the Year Ended December 31,
	2015	2014
Shares Sold	394,307	641,582
Shares Issued on Reinvestment of Dividends and Distributions	360,647	34,861
Shares Redeemed	(999,063)	(1,036,437)
Total	(244,109)	(359,994)

Note E—Lines of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several

15

mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from January 1, 2015 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended December 31, 2015, the Fund did not utilize either line of credit with State Street.

16

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$16.39	$15.04		$11.60	$9.99	$11.27
Income From Investment Operations:
Net Investment Income (Loss)‡	0.14	0.11		0.10	0.12	0.03
Net Gains or Losses on Securities (both realized and unrealized)	(2.00)	1.36		3.50	1.54	(1.31)
Total From Investment Operations	(1.86)	1.47		3.60	1.66	(1.28)
Less Distributions From:
Net Investment Income	(0.12)	(0.12)		(0.16)	(0.05)	—
Net Capital Gains	(1.22)	—		—	—	—
Total Distributions	(1.34)	(0.12)		(0.16)	(0.05)	—
Voluntary Contribution from Management	—	0.00		—	—	—
Net Asset Value, End of Year	$13.19	$16.39		$15.04	$11.60	$9.99
Total Return††	(11.80)%[b]	9.85	%ab	31.14%[b]	16.60%	(11.36)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$53.3	$70.3		$69.9	$61.9	$75.3
Ratio of Gross Expenses to Average Net Assets#	1.14%	1.10%		1.13%	1.15%	1.13%
Ratio of Net Expenses to Average Net Assets	1.14%	1.10%		1.13%	1.15%§	1.13%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89%	0.71%		0.78%	1.15%	0.29%
Portfolio Turnover Rate	153%	130%		165%	124%	102%

See Notes to Financial Highlights

17

Notes to Financial Highlights Large Cap Value Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

b  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2015 would have been (11.94)%. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

a  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2014.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Large Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities of Large Cap Value Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2016

19

Trustees and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

20

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

26

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Large Cap Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

29

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and Neuberger in this context.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's short, intermediate and long-term performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its peer group, the Fund's performance was lower than the median for the one, three, five and ten-year periods. The Board also considered that the Fund's performance was lower than its benchmark for the one, three, five and ten-year periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the

30

factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group. The Board also considered any fall-out benefits likely to accrue to Management, Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group and was aware that non-proprietary insurance product funds generally have higher fee structures than proprietary funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, for the Fund's I Class shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the median. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and Neuberger should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's and Neuberger's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

31

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2015 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $4,600,984 as a capital gain distribution.

32

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2015

B1013 02/16

Mid Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") Class I generated a 1.28% total return for the 12 months ended December 31, 2015, outperforming its benchmark, the Russell Midcap® Growth Index, which returned -0.20% for the same period. Returns for the Fund's Class I and Class S shares are provided in the table immediately following this letter.

Looking at the 12-month reporting period, 2015 offered investors, in our view, the duality of opportunities for appreciation, composed of generally compelling earnings and robust M&A activity, as well as the challenges associated with persistently slow domestic and global growth, currency fluctuations, continued commodity price deflation and still-restrained consumer and corporate spending. Ultimately, markets proved to be increasingly intertwined and unpredictable with respect to embracing or avoiding risk. One thing that wasn't surprising was the market's acceptance of the U.S. Federal Reserve's (Fed) long awaited and oft-debated interest rate hike. Despite the likely end to nearly eight years of highly accommodative monetary easing, the market generally appreciated the removal of uncertainty, the Fed's intended patience around the scope of future increases and the largely symbolic nature of a 25 basis point increase.

Overall, the year represented a positive environment for our style of investing, as the market, for most of the year, rewarded active management and stocks offering positive differentiation versus their peers, "paying-up" for the higher qualitative competitive characteristics, fundamentals, catalysts and execution that we prize. In the fall, we finally experienced a sustained correction, which served to reset both valuations and expectations. Despite significant year-end volatility that pushed the benchmark into negative territory, the Fund delivered positive attribution from both an allocation and stock selection perspective. During the period, the Fund was materially overweighted to Information Technology (IT), Health Care and Telecommunication Services and underweighted to Consumer Staples, Materials, Financials, Industrials and Consumer Discretionary. Positive stock selection in IT and Consumer Discretionary was able to offset the precipitous reversal in Health Care, which took the brunt of the market's correction.

Drilling down to our holdings, Avago Technologies was the top contributor to performance for the year, while AMAG Pharmaceuticals was the leading detractor. Avago, a semiconductor company, continued to execute at a high level with strong participation in leading "smart" devices. The market was also enthusiastic about its planned acquisition of Broadcom. Given the company's elevated market capitalization and shift to the large cap benchmark, we exited our long-standing position. AMAG Pharmaceuticals, a specialty pharmaceutical company, was primarily pressured by the sharp and broad pull-back in Therapeutics, as well as an FDA request for additional data around a new single dose indication for an existing approved therapy. Given those headwinds, we elected to exit our position.

As we look ahead, there seem to be as many economic, monetary and political question marks as positives. In our view, that potential for uncertainty underscores the importance of fundamentals and execution. We will continue to seek companies with balance sheet strength, consistent top- and bottom-line growth and longer-term strategic capital re-investments aimed at growing their franchises, which we think should prove to be a positive differentiator in a post monetary-easing landscape.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	22.0%
Consumer Staples	3.6
Energy	1.1
Financials	8.1
Health Care	15.3
Industrials	14.8
Information Technology	24.4
Materials	2.3
Telecommunication Services	2.5
Other	0.7
Short-Term Investments	5.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception Date	Average Annual Total Return Ended 12/31/2015
		1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	1.28%	10.29%	8.24%	8.80%
Mid Cap Growth Portfolio Class S2	02/18/2003	1.00%	10.01%	7.97%	8.60%
Russell Midcap® Growth Index[1,3]		–0.20%	11.54%	8.16%	7.59%
Russell Midcap® Index[1,3]		–2.44%	11.44%	8.00%	9.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.00% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (Neuberger) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period* 7/1/15 – 12/31/15	Expense Ratio
Class I	$1,000.00	$920.00	$4.74	0.98%
Class S	$1,000.00	$918.50	$5.95	1.23%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.27	$4.99	0.98%
Class S	$1,000.00	$1,019.00	$6.26	1.23%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Growth Portfolio 12/31/15

NUMBER OF SHARES		VALUE†
Common Stocks (94.2%)
Airlines (1.9%)
81,250	Alaska Air Group, Inc.	$6,541,438
Banks (2.0%)
22,500	Signature Bank	3,450,825	*
28,550	SVB Financial Group	3,394,595	*
		6,845,420
Biotechnology (2.3%)
31,000	BioMarin Pharmaceutical, Inc.	3,247,560	*
21,500	Incyte Corp.	2,331,675	*
50,000	Medivation, Inc.	2,417,000	*
		7,996,235
Capital Markets (3.0%)
23,750	Affiliated Managers Group, Inc.	3,794,300	*
105,500	E*TRADE Financial Corp.	3,127,020	*
64,000	Raymond James Financial, Inc.	3,710,080
		10,631,400
Chemicals (1.4%)
41,500	RPM International, Inc.	1,828,490
47,250	Sensient Technologies Corp.	2,968,245
		4,796,735
Commercial Services & Supplies (1.8%)
35,250	Stericycle, Inc.	4,251,150	*
38,000	Waste Connections, Inc.	2,140,160
		6,391,310
Communications Equipment (1.5%)
180,000	Infinera Corp.	3,261,600	*
12,050	Palo Alto Networks, Inc.	2,122,487	*
		5,384,087
Containers & Packaging (0.9%)
50,500	Packaging Corp. of America	3,184,025
Distributors (1.0%)
123,500	LKQ Corp.	3,659,305	*
Diversified Consumer Services (1.8%)
51,550	Bright Horizons Family Solutions, Inc.	3,443,540	*
109,250	Service Corp. International	2,842,685
		6,286,225
NUMBER OF SHARES		VALUE†
Diversified Financial Services (1.0%)
54,050	CBOE Holdings, Inc.	$3,507,845
Electrical Equipment (3.0%)
25,000	Acuity Brands, Inc.	5,845,000
84,500	AMETEK, Inc.	4,528,355
		10,373,355
Electronic Equipment, Instruments & Components (2.8%)
60,500	Amphenol Corp. Class A	3,159,915
90,000	CDW Corp.	3,783,600
42,350	Zebra Technologies Corp. Class A	2,949,678	*
		9,893,193
Food & Staples Retailing (0.9%)
2,300	Casey's General Stores, Inc.	277,035
356,500	Rite Aid Corp.	2,794,960	*
		3,071,995
Food Products (2.3%)
23,650	Mead Johnson Nutrition Co.	1,867,168
68,500	Pinnacle Foods, Inc.	2,908,510
85,250	WhiteWave Foods Co.	3,317,077	*
		8,092,755
Health Care Equipment & Supplies (5.3%)
19,000	C.R. Bard, Inc.	3,599,360
58,050	DENTSPLY International, Inc.	3,532,342
38,950	DexCom, Inc.	3,190,005	*
22,500	Integra LifeSciences Holdings Corp.	1,525,050	*
62,000	NuVasive, Inc.	3,354,820	*
23,250	Teleflex, Inc.	3,056,213
4,700	Zeltiq Aesthetics, Inc.	134,091	*
		18,391,881
Health Care Providers & Services (5.5%)
90,500	Acadia Healthcare Co., Inc.	5,652,630	*
52,500	Centene Corp.	3,455,025	*
132,500	Envision Healthcare Holdings, Inc.	3,441,025	*
36,000	HealthSouth Corp.	1,253,160
27,250	Quest Diagnostics, Inc.	1,938,565
28,350	Universal Health Services, Inc. Class B	3,387,541
		19,127,946

See Notes to Schedule of Investments

5

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (2.5%)
57,000	Aramark	$1,838,250
16,550	Buffalo Wild Wings, Inc.	2,642,208	*
67,650	Norwegian Cruise Line Holdings Ltd.	3,964,290	*
2,700	Vail Resorts, Inc.	345,573
		8,790,321
Household Durables (1.9%)
65,000	Jarden Corp.	3,712,800	*
62,500	Newell Rubbermaid, Inc.	2,755,000
		6,467,800
Industrial Conglomerates (1.7%)
32,000	Roper Technologies, Inc.	6,073,280
Insurance (1.0%)
41,550	Assurant, Inc.	3,346,437
Internet & Catalog Retail (1.4%)
16,500	Expedia, Inc.	2,050,950
100,000	Liberty Interactive Corp. QVC Group Class A	2,732,000	*
		4,782,950
Internet Software & Services (1.4%)
23,500	CoStar Group, Inc.	4,857,215	*
IT Services (5.2%)
19,500	Alliance Data Systems Corp.	5,393,115	*
22,500	Euronet Worldwide, Inc.	1,629,675	*
35,750	Fiserv, Inc.	3,269,695	*
21,500	FleetCor Technologies, Inc.	3,072,995	*
59,000	Sabre Corp.	1,650,230
67,450	Vantiv, Inc. Class A	3,198,479	*
		18,214,189
Life Sciences Tools & Services (0.4%)
36,500	Agilent Technologies, Inc.	1,526,065
Machinery (2.6%)
26,000	IDEX Corp.	1,991,860
59,250	Milacron Holdings Corp.	741,218	*
31,000	Stanley Black & Decker, Inc.	3,308,630
40,500	Wabtec Corp.	2,880,360
		8,922,068
NUMBER OF SHARES		VALUE†
Media (1.3%)
71,900	Starz Class A	$2,408,650	*
85,000	TEGNA, Inc.	2,169,200
		4,577,850
Multiline Retail (2.2%)
74,500	Burlington Stores, Inc.	3,196,050	*
59,050	Dollar Tree, Inc.	4,559,841	*
		7,755,891
Oil, Gas & Consumable Fuels (1.1%)
25,000	Concho Resources, Inc.	2,321,500	*
21,000	Diamondback Energy, Inc.	1,404,900	*
		3,726,400
Personal Products (0.4%)
19,500	Edgewell Personal Care Co.	1,528,215
Pharmaceuticals (1.8%)
14,000	Jazz Pharmaceuticals PLC	1,967,840	*
90,450	Zoetis, Inc.	4,334,364
		6,302,204
Professional Services (2.0%)
54,750	Nielsen Holdings PLC	2,551,350
4,100	On Assignment, Inc.	184,295	*
25,000	Verisk Analytics, Inc.	1,922,000	*
53,500	WageWorks, Inc.	2,427,295	*
		7,084,940
Real Estate Management & Development (1.2%)
25,500	Jones Lang LaSalle, Inc.	4,076,430
Road & Rail (1.9%)
43,050	J.B. Hunt Transport Services, Inc.	3,158,148
56,200	Old Dominion Freight Line, Inc.	3,319,734	*
		6,477,882
Semiconductors & Semiconductor Equipment (4.5%)
56,500	Cavium, Inc.	3,712,615	*
39,000	Lam Research Corp.	3,097,380
63,500	Monolithic Power Systems, Inc.	4,045,585
43,500	NXP Semiconductors NV	3,664,875	*
16,000	Skyworks Solutions, Inc.	1,229,280
		15,749,735

See Notes to Schedule of Investments

6

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Software (8.9%)
93,250	Activision Blizzard, Inc.	$3,609,707
45,500	Electronic Arts, Inc.	3,126,760	*
60,000	Fortinet, Inc.	1,870,200	*
61,500	Mobileye NV	2,600,220	*
59,050	ServiceNow, Inc.	5,111,368	*
31,650	Splunk, Inc.	1,861,337	*
67,250	Synchronoss Technologies, Inc.	2,369,217	*
36,000	Tableau Software, Inc. Class A	3,391,920	*
24,000	Tyler Technologies, Inc.	4,183,680	*
15,500	Ultimate Software Group, Inc.	3,030,405	*
		31,154,814
Specialty Retail (7.0%)
37,550	Lithia Motors, Inc. Class A	4,005,458
27,850	O'Reilly Automotive, Inc.	7,057,747	*
87,500	Ross Stores, Inc.	4,708,375
21,000	Signet Jewelers Ltd.	2,597,490
50,500	Tractor Supply Co.	4,317,750
30,500	Williams-Sonoma, Inc.	1,781,505
		24,468,325
Textiles, Apparel & Luxury Goods (2.9%)
161,250	Hanesbrands, Inc.	4,745,587
14,000	Ralph Lauren Corp.	1,560,720
48,250	Under Armour, Inc. Class A	3,889,433	*
		10,195,740
Wireless Telecommunication Services (2.5%)
43,000	SBA Communications Corp. Class A	4,518,010	*
110,500	T-Mobile US, Inc.	4,322,760	*
		8,840,770
	Total Common Stocks (Cost $279,637,631)	329,094,671
NUMBER OF SHARES		VALUE†
Exchange Traded Funds (0.7%)
25,000	iShares Russell Mid-Cap Growth ETF (Cost $2,319,418)	$2,299,250
Short-Term Investments (5.2%)
18,190,828	State Street Institutional Liquid Reserves Fund Premier Class, 0.23% (Cost $18,190,828)	18,190,828	[a]
	Total Investments (100.1%) (Cost $300,147,877)	349,584,749	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(441,024)
	Total Net Assets (100.0%)	$349,143,725

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Growth Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$329,094,671	$—	$—	$329,094,671
Exchange Traded Funds	2,299,250	—	—	2,299,250
Short-Term Investments	—	18,190,828	—	18,190,828
Total Investments	$331,393,921	$18,190,828	$—	$349,584,749

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At December 31, 2015, the cost of investments for U.S. federal income tax purposes was $300,283,388. Gross unrealized appreciation of investments was $57,049,174 and gross unrealized depreciation of investments was $7,747,813, resulting in net unrealized appreciation of $49,301,361, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

a  The rate shown is the annualized seven day yield as of December 31, 2015.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$349,584,749
Foreign currency*	7,543
Dividends and interest receivable	138,184
Receivable for Fund shares sold	76,366
Prepaid expenses and other assets	8,853
Total Assets	349,815,695
Liabilities
Payable for Fund shares redeemed	252,138
Payable to investment manager (Note B)	160,802
Payable to administrator (Note B)	138,636
Accrued expenses and other payables	120,394
Total Liabilities	671,970
Net Assets	$349,143,725
Net Assets consist of:
Paid-in capital	$284,815,089
Accumulated net realized gains (losses) on investments	14,893,917
Net unrealized appreciation (depreciation) in value of investments	49,434,719
Net Assets	$349,143,725
Net Assets
Class I	$112,579,842
Class S	236,563,883
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,953,813
Class S	11,079,895
Net Asset Value, offering and redemption price per share
Class I	$22.73
Class S	21.35
*Cost of Investments:
Unaffiliated issuers	$300,147,877
Total cost of foreign currency	$9,696

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,188,127
Interest income—unaffiliated issuers	23,682
Foreign taxes withheld (Note A)	(2,398)
Total income	$1,209,411
Expenses:
Investment management fees (Note B)	1,490,870
Administration fees (Note B):
Class I	245,429
Class S	571,624
Distribution fees (Note B):
Class S	476,353
Audit fees	45,335
Custodian and accounting fees	100,050
Insurance expense	6,913
Legal fees	146,606
Repayment to Management of expenses previously assumed by Management (Note B)	6,663
Shareholder reports	29,951
Trustees' fees and expenses	35,445
Miscellaneous	11,874
Total net expenses	3,167,113
Net investment income (loss)	$(1,957,702)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	15,988,521
Net increase from payments by affiliates	216,506
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(17,787,714)
Foreign currency	(2,153)
Net gain (loss) on investments	(1,584,840)
Net increase (decrease) in net assets resulting from operations	$(3,542,542)

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(1,957,702)	$(1,390,824)
Net realized gain (loss) on investments (Note A)	15,988,521	26,382,947
Net increase from payments by affiliates (Note B)	216,506	5,113
Change in net unrealized appreciation (depreciation) of investments (Note A)	(17,789,867)	(10,129,270)
Net increase (decrease) in net assets resulting from operations	(3,542,542)	14,867,966
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Class I	(8,101,561)	(27,830,874)
Class S	(18,371,016)	(58,724,209)
Total distributions to shareholders	(26,472,577)	(86,555,083)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	41,184,693	8,025,034
Class S	87,920,541	19,854,027
Proceeds from reinvestment of dividends and distributions:
Class I	8,101,561	27,830,874
Class S	18,371,016	58,724,209
Proceeds from shares issued in connection with tax-free reorganizations (Note F):
Class I	20,675,262	—
Class S	13,738,256	—
Payments for shares redeemed:
Class I	(18,868,871)	(11,932,657)
Class S	(10,919,445)	(8,259,756)
Net increase (decrease) from Fund share transactions	160,203,013	94,241,731
Net Increase (Decrease) in Net Assets	130,187,894	22,554,614
Net Assets:
Beginning of year	218,955,831	196,401,217
End of year	$349,143,725	$218,955,831
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2015 was $101,732.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes

13

substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses, return of capital adjustments, premium amortization adjustments and merger adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(660,541)	$1,957,702	$(1,297,161)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$—	$—	$26,472,577	$86,555,083	$26,472,577	$86,555,083

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$15,897,810	$49,299,207	$(868,381)	$—	$64,328,636

The difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

14

determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2016
$868,381 (1)

(1)  The capital loss carryforwards shown above include $868,381 expiring in 2016, which were acquired on November 6, 2015 in the merger with Neuberger Berman Advisers Management Trust Growth Portfolio. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2015, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $256,628.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2015, the Fund's Class S shares repaid Management $6,663, under its contractual expense limitation.

16

At December 31, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
Class I	1.00%	12/31/18	$—	$—	$—
Class S	1.25%	12/31/18	—	—	—

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

On June 3, 2014, Management made a voluntary contribution of $5,113 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

For the year ended December 31, 2015, the Fund recorded a capital contribution from Management in the amount of $216,506. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

During the year ended December 31, 2015, there were purchase and sale transactions (excluding short-term securities) of $239,976,663 and $146,891,367, respectively.

During the year ended December 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2015 and December 31, 2014 was as follows:

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection With Tax-Free Reorganizations (see Note F)	Shares Redeemed	Total
Class I	1,633,736	347,259	871,902	(740,441)	2,112,456
Class S	3,642,482	837,712	616,453	(453,361)	4,643,286

17

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection With Tax-Free Reorganizations (see Note F)	Shares Redeemed	Total
Class I	231,678	1,280,758	—	(340,541)	1,171,895
Class S	612,943	2,852,074	—	(228,435)	3,236,582

Note E—Lines of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from January 1, 2015 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended December 31, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Reorganizations:

At a meeting held on June 24, 2015, the Board, unanimously approved the tax free reorganization of the Neuberger Berman Advisers Management Trust Balanced Portfolio ("Balanced"), Neuberger Berman Advisers Management Trust Growth Portfolio ("Growth") and Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio ("Small Cap Growth") (the "Target Funds") into the Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio ("Mid Cap Growth") (the "Acquiring Fund"), each, a separate series of the Trust. On November 6, 2015, the Acquiring Fund acquired all of the net assets of the Target Funds in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization and Dissolution approved by the Board. The purpose of the transaction was to combine four portfolios with similar investment objectives, policies and risks.

Balanced	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
Class I	1,212,817	551,083	$13,067,738
Growth	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
Class I	245,859	320,819	$7,607,524
Small Cap Growth	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
Class S	899,619	616,453	$13,738,256

18

The appreciation of Balanced, Growth and Small Cap Growth were $2,555,165, $2,288,793 and $629,431, respectively, as of the date of the reorganization. The combined net assets of the Acquiring Fund immediately after the reorganization were $349,985,854.

Assuming the reorganization had been completed on January 1, 2015, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the period ended December 31, 2015, were as follows:

Net Investment Income (Loss)	$(2,136,312)
Net Realized and Unrealized Gains/Losses on Investments and Foreign Currency Transactions	(772,285)
Net Increase/Decrease in Net Assets resulting from Operations	$(2,908,597)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Fund's Statement of Operations as of December 31, 2015.

19

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$24.50		$41.07	$30.97	$27.55	$27.42
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.14)		(0.19)	(0.19)	(0.10)	(0.15)
Net Gains or Losses on Securities (both realized and unrealized)	0.49		1.08	10.29	3.52	0.28
Total From Investment Operations	0.35		0.89	10.10	3.42	0.13
Less Distributions From:
Net Capital Gains	(2.14)		(17.46)	—	—	—
Voluntary Contribution from Management	0.02		0.00	—	—	—
Net Asset Value, End of Year	$22.73		$24.50	$41.07	$30.97	$27.55
Total Return††	1.28	%ab	7.58%[a]	32.61%[b]	12.41%[b]	0.47%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$112.6		$69.6	$68.6	$229.0	$233.2
Ratio of Gross Expenses to Average Net Assets#	0.98%		1.00%	0.99%	0.99%	1.01%
Ratio of Net Expenses to Average Net Assets	0.98%		1.00%	0.99%	0.99%§	1.01%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.54)%		(0.53)%	(0.57)%	(0.34)%	(0.54)%
Portfolio Turnover Rate	58%[c]		64%	43%	38%	35%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2015		2014		2013	2012		2011
Net Asset Value, Beginning of Year	$23.20		$39.95		$30.21	$26.94		$26.87
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.19)		(0.27)		(0.26)	(0.17)		(0.21)
Net Gains or Losses on Securities (both realized and unrealized)	0.46		0.98		10.00	3.44		0.28
Total From Investment Operations	0.27		0.71		9.74	3.27		0.07
Less Distributions From:
Net Capital Gains	(2.14)		(17.46)		—	—		—
Voluntary Contribution from Management	0.02		0.00		—	—		—
Net Asset Value, End of Year	$21.35		$23.20		$39.95	$30.21		$26.94
Total Return††	1.00	%ab	7.31%[a]		32.24%	12.14%[b]		0.26%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$236.6		$149.3		$127.8	$88.2		$64.2
Ratio of Gross Expenses to Average Net Assets	1.24%		1.25%		1.26%#	1.24%		1.26%#
Ratio of Net Expenses to Average Net Assets	1.24	%Ø	1.25	%Ø	1.25%	1.25	%§Ø	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.80)%		(0.78)%		(0.76)%	(0.57)%		(0.78)%
Portfolio Turnover Rate	58%[c]		64%		43%	38%		35%
See Notes to Financial Highlights

21

Notes to Financial Highlights Mid Cap Growth Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

b  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2015	2014	2013	2012
Mid Cap Growth Portfolio Class S	1.24%	1.25%	—	1.24%

a  Had the Fund not received the voluntary contribution listed in Note B of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2015 would have been 1.23% and 0.95% for Class I and Class S, respectively. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2014.

c  On November 6, 2015, Mid Cap Growth acquired all of the net assets of Balanced, Growth and Small Cap Growth pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Balanced, Growth and Small Cap Growth (acquired funds) prior to the merger date.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2016

23

Trustees and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

30

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

32

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Mid Cap Growth Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

33

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and Neuberger in this context.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's short, intermediate and long-term performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its peer group, the Fund's performance was lower than the median for the one and three-year periods and higher than the median for the five and ten-year periods. The Board also considered that the Fund's performance was lower than its benchmark for the one, three, five and ten-year periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after

34

considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group. The Board also considered any fall-out benefits likely to accrue to Management, Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group and was aware that non-proprietary insurance product funds generally have higher fee structures than proprietary funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, for the Fund's S Class shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the median. The Board looked at the S Class as a proxy for both of the Fund's classes. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and Neuberger should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's and Neuberger's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

35

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Notice to Shareholders

The Fund designates $26,472,577 as a capital gain distribution.

36

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2015

B1012 02/16

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") Class I provided a total return of –8.34% for the 12 months ended December 31, 2015, underperforming its benchmark, the Russell Midcap® Value Index, which returned –4.78% for the same period. Returns for the Fund's Class I and S shares are provided in the table immediately following this letter.

The market faced several headwinds in 2015, particularly during the second half of the year. Volatility and sensitivity to changes in the economic backdrop increased during the last several months of 2015. Sluggish global growth, falling commodity prices, deteriorating corporate profits, a stronger U.S. dollar, and the U.S. Federal Reserve's decision to finally raise interest rates were among the many factors that pressured stock prices. Given the difficult macroeconomic backdrop, many investors focused on growth companies and, as a result, growth stocks significantly outperformed value stocks during the reporting period. The leadership of the Russell Midcap Value Index was very narrow and momentum driven, with over 30% of its constituents down over 20% for the year.

Contrarian and complex companies—the focus of our strategy—were at best ignored by the market and in several cases stock prices were severely punished if fundamentals showed any deterioration. While the fundamentals of some of our investments deteriorated more than we expected, the market severely penalized many of these companies to the point where valuations, in our opinion, have dislocated from underlying corporate value. For example, the Fund's holdings in the Utilities and Energy sectors were battered as investors indiscriminately sold stocks in these areas. Despite the Fund's underweight position, holdings in these sectors had a large negative impact on the Fund's performance. While many of the Fund's Technology holdings performed well for the year, its holdings in Consumer Discretionary companies also came under significant pressure.

We continue to believe that the portfolio's financially strong, cash generating franchise companies are well positioned for what we think is a moderately growing domestic economy. Given the underperformance during 2015, the Fund is selling at one of the largest discounts to intrinsic value1 that we have seen in several years and, in our opinion, many portfolio companies are poised for appreciation in the year ahead. In fact, a number of our portfolio companies are actively trying to increase shareholder value through asset restructurings and/or major share buybacks. We believe that these actions, coupled with improving earnings and free cash flow, should afford a significant bounce back during 2016.

However, in our opinion, macroeconomic environment, however, remains uncertain. A dichotomy exists between the U.S. economy, which is growing, and the rest of the world's economies. It is still too early to tell how the collapse in commodity prices will ultimately impact emerging markets. Currently, this downturn, coupled with a stronger U.S. dollar, has put tremendous pressure on these markets, including China. As a result, we believe worldwide growth will remain subdued in the coming year. Given this backdrop, the relatively high valuations in the market and sluggish earnings growth may suggest that general market gains will be moderate in 2016.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.5%
Consumer Staples	2.3
Energy	5.2
Financial Services	18.9
Health Care	2.8
Materials & Processing	4.2
Producer Durables	19.2
Technology	19.9
Utilities	7.8
Short-Term Investments	7.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2015
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	–8.34%	9.09%	5.92%	7.82%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	–8.52%	8.86%	5.69%	7.66%
Russell Midcap® Value Index[1,3]		–4.78%	11.25%	7.61%	9.38%
Russell Midcap® Index[1,3]		–2.44%	11.44%	8.00%	9.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.02% and 1.27% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (Neuberger) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period* 7/1/15 – 12/31/15	Expense Ratio
Class I	$1,000.00	$888.80	$5.00	1.05%
Class S	$1,000.00	$888.10	$5.95	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.91	$5.35	1.05%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Intrinsic Value Portfolio 12/31/15

NUMBER OF SHARES		VALUE†
Common Stocks (91.9%)
Aerospace & Defense (4.3%)
24,050	General Dynamics Corp.	$3,303,508
60,200	Spirit AeroSystems Holdings, Inc. Class A	3,014,214	*
		6,317,722
Airlines (0.6%)
15,900	United Continental Holdings, Inc.	911,070	*
Banks (8.3%)
96,900	BankUnited, Inc.	3,494,214
52,800	BB&T Corp.	1,996,368
72,200	Comerica, Inc.	3,020,126
120,500	Huntington Bancshares, Inc.	1,332,730
19,400	M&T Bank Corp.	2,350,892
		12,194,330
Building Products (1.1%)
33,100	Owens Corning	1,556,693
Capital Markets (0.9%)
20,300	State Street Corp.	1,347,108
Chemicals (1.4%)
19,800	Ashland, Inc.	2,033,460
Commercial Services & Supplies (6.9%)
153,300	ADT Corp.	5,055,834
193,800	Covanta Holding Corp.	3,001,962
63,100	Tyco International PLC	2,012,259
		10,070,055
Construction & Engineering (1.4%)
119,500	KBR, Inc.	2,021,940
Containers & Packaging (1.4%)
32,100	Avery Dennison Corp.	2,011,386
Electric Utilities (2.2%)
54,200	Edison International	3,209,182
Electronic Equipment, Instruments & Components (2.8%)
137,400	Flextronics International Ltd.	1,540,254	*
70,400	Itron, Inc.	2,547,072	*
		4,087,326
NUMBER OF SHARES		VALUE†
Food & Staples Retailing (2.3%)
100,900	Whole Foods Market, Inc.	$3,380,150
Health Care Equipment & Supplies (2.8%)
39,400	Zimmer Biomet Holdings, Inc.	4,042,046
Independent Power and Renewable Electricity Producers (3.9%)
283,400	AES Corp.	2,712,138
251,000	NRG Energy, Inc.	2,954,270
		5,666,408
Insurance (1.4%)
42,000	Lincoln National Corp.	2,110,920
IT Services (5.0%)
80,300	Amdocs Ltd.	4,381,971
114,200	Teradata Corp.	3,017,164	*
		7,399,135
Leisure Products (1.3%)
69,000	Mattel, Inc.	1,874,730
Machinery (4.4%)
149,800	Harsco Corp.	1,180,424
182,200	Manitowoc Co., Inc.	2,796,770
22,900	Valmont Industries, Inc.	2,427,858
		6,405,052
Media (1.7%)
51,900	CBS Corp. Class B	2,446,047
Multi-Utilities (1.7%)
134,700	CenterPoint Energy, Inc.	2,473,092
Multiline Retail (2.2%)
66,600	Kohl's Corp.	3,172,158
Oil, Gas & Consumable Fuels (5.1%)
117,000	Cabot Oil & Gas Corp.	2,069,730
56,100	Devon Energy Corp.	1,795,200
38,538	Energy Transfer Partners L.P.	1,299,887
94,000	ONEOK, Inc.	2,318,040
		7,482,857
Real Estate Investment Trusts (5.7%)
102,777	Corrections Corporation of America	2,722,563
136,900	Starwood Property Trust, Inc.	2,814,664
127,340	Starwood Waypoint Residential Trust	2,882,977
		8,420,204

See Notes to Schedule of Investments

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Road & Rail (2.1%)
220,800	Hertz Global Holdings, Inc.	$3,141,984	*
Semiconductors & Semiconductor Equipment (3.7%)
252,100	ON Semiconductor Corp.	2,470,580	*
38,600	Skyworks Solutions, Inc.	2,965,638
		5,436,218
Software (6.5%)
107,100	Cadence Design Systems, Inc.	2,228,751	*
42,700	Check Point Software Technologies Ltd.	3,474,926	*
188,300	Nuance Communications, Inc.	3,745,287	*
		9,448,964
Specialty Retail (3.3%)
101,200	Best Buy Co., Inc.	3,081,540
313,700	Office Depot, Inc.	1,769,268	*
		4,850,808
Technology Hardware, Storage & Peripherals (3.4%)
65,800	SanDisk Corp.	5,000,142
Textiles, Apparel & Luxury Goods (1.8%)
55,200	Deckers Outdoor Corp.	2,605,440	*
Trading Companies & Distributors (2.3%)
77,600	AerCap Holdings NV	3,349,216	*
	Total Common Stocks (Cost $130,506,095)	134,465,843
Rights (0.0%)
Food & Staples Retailing (0.0%)
39,450	Safeway, Inc. (Casa Ley)	13,807	Ñ*
39,450	Safeway, Inc. (Property Development Centers)	1,973	Ñ*
	Total Rights (Cost $41,817)	15,780
Short-Term Investments (7.2%)
10,487,096	State Street Institutional Liquid Reserves Fund Premier Class, 0.23% (Cost $10,487,096)	10,487,096	[a]
	Total Investments (99.1%) (Cost $141,035,008)	144,968,719	##
	Cash, receivables and other assets, less liabilities (0.9%)	1,277,406
	Total Net Assets (100.0%)	$146,246,125

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

7

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks^	$134,465,843	$—	$—	$134,465,843
Rights^	—	—	15,780	15,780
Short-Term Investments	—	10,487,096	—	10,487,096
Total Investments	$134,465,843	$10,487,096	$15,780	$144,968,719

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Beginning balance, as of 1/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/15
Rights‡
Food & Staples Retailing	$—	$—	$—	$(26,037)	$41,817	$—	$—	$—	$15,780	$(26,037)
Total	$—	$—	$—	$(26,037)	$41,817	$—	$—	$—	$15,780	$(26,037)

‡  For the year ended December 31, 2015, the Fund's Level 3 investments were valued based on a single quotation obtained from a dealer or, where such a quotation was not readily available, using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The investments did not have a material impact on the Fund's net assets; therefore, unobservable inputs used in formulating such valuations are not presented.

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio (cont'd)

As of the year ended December 31, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At December 31, 2015, the cost of investments for U.S. federal income tax purposes was $140,898,433. Gross unrealized appreciation of investments was $21,717,061 and gross unrealized depreciation of investments was $17,646,775, resulting in net unrealized appreciation of $4,070,286, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

Ñ  These securities have been deemed by the investment manager to be illiquid. At December 31, 2015, these securities amounted to $15,780 or 0.0% of net assets.

a  The rate shown is the annualized seven day yield as of December 31, 2015.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$144,968,719
Dividends and interest receivable	281,902
Receivable for Fund shares sold	1,340,659
Prepaid expenses and other assets	1,632
Total Assets	146,592,912
Liabilities
Payable for Fund shares redeemed	162,192
Payable to investment manager (Note B)	68,375
Payable to administrator-net (Note B)	49,738
Accrued expenses and other payables	66,482
Total Liabilities	346,787
Net Assets	$146,246,125
Net Assets consist of:
Paid-in capital	$134,146,677
Undistributed net investment income (loss)	1,076,939
Accumulated net realized gains (losses) on investments	7,088,798
Net unrealized appreciation (depreciation) in value of investments	3,933,711
Net Assets	$146,246,125
Net Assets
Class I	$90,669,859
Class S	55,576,266
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,722,217
Class S	3,126,496
Net Asset Value, offering and redemption price per share
Class I	$15.85
Class S	17.78
*Cost of Investments	$141,035,008

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,244,680
Interest income—unaffiliated issuers	14,834
Total income	$2,259,514
Expenses:
Investment management fees (Note B)	862,987
Administration fees (Note B):
Class I	285,115
Class S	185,605
Distribution fees (Note B):
Class S	154,671
Audit fees	45,335
Custodian and accounting fees	65,065
Insurance expense	4,768
Legal fees	89,199
Shareholder reports	31,446
Trustees' fees and expenses	35,345
Miscellaneous	8,469
Total expenses	1,768,005
Expenses reimbursed by Management (Note B)	(16,998)
Total net expenses	1,751,007
Net investment income (loss)	$508,507
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	20,901,957
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(34,714,488)
Net gain (loss) on investments	(13,812,531)
Net increase (decrease) in net assets resulting from operations	$(13,304,024)

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$508,507	$1,649,480
Net realized gain (loss) on investments (Note A)	20,901,957	13,599,746
Net increase from payments by affiliates (Note B)	—	8,995
Change in net unrealized appreciation (depreciation) of investments (Note A)	(34,714,488)	3,910,640
Net increase (decrease) in net assets resulting from operations	(13,304,024)	19,168,861
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(770,274)	(943,550)
Class S	(231,010)	(433,186)
Net realized gain on investments:
Class I	(2,295,395)	(2,499,406)
Class S	(1,256,382)	(1,585,058)
Total distributions to shareholders	(4,553,061)	(5,461,200)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	26,997,291	20,393,916
Class S	14,869,968	10,109,605
Proceeds from reinvestment of dividends and distributions:
Class I	3,065,669	3,442,956
Class S	1,487,392	2,018,244
Payments for shares redeemed:
Class I	(20,637,990)	(23,329,924)
Class S	(16,977,499)	(17,628,105)
Net increase (decrease) from Fund share transactions	8,804,831	(4,993,308)
Net Increase (Decrease) in Net Assets	(9,052,254)	8,714,353
Net Assets:
Beginning of year	155,298,379	146,584,026
End of year	$146,246,125	$155,298,379
Undistributed net investment income (loss) at end of year	$1,076,939	$1,678,672

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2015 was $7,975.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of prior year accumulated balance adjustments, return of capital distributions from real estate investment trusts ("REITs") and capital gain distributions from REITs. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(220)	$(108,956)	$109,176

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$1,001,284	$1,376,736	$3,551,777	$4,084,464	$4,553,061	$5,461,200

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,076,794	$10,770,541	$4,070,286	$(3,818,173)	$—	$12,099,448

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, partnership basis and non-deductible expense adjustments and return of capital adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

14

determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$3,818,173

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2015, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $10,106,781.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2015, the Fund estimated these amounts within the financial statements because the information is not available from the REITs until after the Fund's fiscal period. For the year ended December 31, 2015, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information

15

regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations). The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for

16

that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2015, there was no repayment to Management under its contractual expense limitation.

At December 31, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015
	Contractual Expense Limitation(1)		Subject to Repayment Until December 31,
		Expiration	2016	2017	2018
Class I	1.50%	12/31/18	$—	$—	$—
Class S	1.25%	12/31/20	19,254	12,553	16,998

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

On June 3, 2014, Management made a voluntary contribution of $8,995 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2015, there were purchase and sale transactions (excluding short-term securities) of $59,683,441 and $64,212,017, respectively.

During the year ended December 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2015 and December 31, 2014 was as follows:

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,520,026	184,346	(1,154,146)	550,226
Class S	747,609	79,710	(852,150)	(24,831)

17

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,180,610	218,047	(1,362,129)	36,528
Class S	534,158	114,413	(928,718)	(280,147)

Note E—Lines of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from January 1, 2015 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended December 31, 2015, the Fund did not utilize either line of credit with State Street.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.87	$16.38	$12.09	$14.26	$15.36
Income From Investment Operations:
Net Investment Income (Loss)‡	0.07	0.20	0.17	0.18	0.06
Net Gains or Losses on Securities (both realized and unrealized)	(1.53)	1.98	4.30	1.94	(1.06)
Total From Investment Operations	(1.46)	2.18	4.47	2.12	(1.00)
Less Distributions From:
Net Investment Income	(0.14)	(0.19)	(0.18)	(0.10)	(0.10)
Net Capital Gains	(0.42)	(0.50)	—	(4.19)	—
Total Distributions	(0.56)	(0.69)	(0.18)	(4.29)	(0.10)
Voluntary Contribution from Management	—	0.00	—	—	—
Net Asset Value, End of Year	$15.85	$17.87	$16.38	$12.09	$14.26
Total Return††	(8.34)%[b]	13.84%[a]	37.05%[b]	15.53%	(6.50)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$90.7	$92.4	$84.1	$68.0	$70.0
Ratio of Gross Expenses to Average Net Assets#	1.03%	1.02%	1.03%	1.07%	1.07%
Ratio of Net Expenses to Average Net Assets	1.03%	1.02%	1.03%	1.07%§	1.07%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	1.20%	1.16%	1.27%	0.42%
Portfolio Turnover Rate	41%	30%	35%	29%	95%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$19.95	$18.20	$13.43	$15.41	$16.59
Income From Investment Operations:
Net Investment Income (Loss)‡	0.04	0.18	0.15	0.17	0.05
Net Gains or Losses on Securities (both realized and unrealized)	(1.72)	2.21	4.77	2.10	(1.16)
Total From Investment Operations	(1.68)	2.39	4.92	2.27	(1.11)
Less Distributions From:
Net Investment Income	(0.07)	(0.14)	(0.15)	(0.06)	(0.07)
Net Capital Gains	(0.42)	(0.50)	—	(4.19)	—
Total Distributions	(0.49)	(0.64)	(0.15)	(4.25)	(0.07)
Voluntary Contribution from Management	—	0.00	—	—	—
Net Asset Value, End of Year	$17.78	$19.95	$18.20	$13.43	$15.41
Total Return††	(8.52)%[b]	13.56%[a]	36.71%[b]	15.37%	(6.70)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$55.6	$62.9	$62.5	$53.5	$55.2
Ratio of Gross Expenses to Average Net Assets#	1.28%	1.27%	1.28%	1.32%	1.32%
Ratio of Net Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%§	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.97%	0.95%	1.09%	0.32%
Portfolio Turnover Rate	41%	30%	35%	29%	95%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value
Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

b  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

a  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2014.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Intrinsic Value Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Intrinsic Value Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Intrinsic Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2016

22

Trustee and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

29

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

31

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Mid Cap Intrinsic Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

32

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and Neuberger in this context.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's short, intermediate and long-term performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its peer group, the Fund's performance was higher than the median for the one, three, five and ten-year periods. The Board also considered that the Fund's performance was lower than both of its benchmarks for the five and ten-year periods, but higher than one benchmark and lower than the other benchmark for the one and three-year periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to

33

its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group. The Board also considered any fall-out benefits likely to accrue to Management, Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group and was aware that non-proprietary insurance product funds generally have higher fee structures than proprietary funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, for the Fund's I Class shares, as compared to its peer group, the Fund's contractual management fee was at the median and the actual management fee net of fees waived by Management was higher than the median. The Board looked at the I Class as a proxy for both of the Fund's classes. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and Neuberger should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's and Neuberger's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

34

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2015 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $3,551,777 as a capital gain distribution.

35

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Annual Report

December 31, 2015

B1011 02/16

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") Class I generated a 0.18% total return for the 12 months ended December 31, 2015, underperforming its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index, which returned 0.65% for the same period.

U.S. Treasury yields fluctuated during the reporting period, as they generally declined during the first and third quarters and moved higher over the second and fourth quarters. Investor sentiment was challenged at times given signs of moderating global growth and uncertainties regarding future monetary policy. In mid-December, the U.S. Federal Reserve (Fed) raised interest rates for the first time in almost a decade. For the year as a whole, the yield on the two-year Treasury rose 38 basis points (bps), whereas the 10-year Treasury yield climbed 10 bps. The spread sectors generated mixed results during the reporting period.

Detracting from the Fund's performance during the reporting period was its allocation to agency mortgage-backed securities (MBS) and a lack of exposure to agency debt securities. Additionally, the Fund's defensive duration positioning was a negative for performance. Contributing to results, however, was the Fund's exposure to commercial MBS and its investment grade credit positioning. In particular, underweights versus the benchmarks to non-corporate credit and metals & mining, along with an overweight to telecommunication services, were additive for performance.

The Fund maintained its overall positioning during 2015, with an overweight to the spread sectors and an underweight to Treasuries. However, several adjustments were made to the portfolio, including paring its corporate credit allocation and modestly paring its commercial MBS. Conversely, we added to the portfolio's allocation to Treasuries. We actively participated in the investment grade corporate bond new issuance market as we found attractive valuations and sold certain positions that we felt were fully valued and presented potential event risks.

Looking ahead, we believe the U.S. economy should continue to be driven by the strong consumer, supported by stronger balance sheets, lower energy costs and subdued inflation. We anticipate that monetary policy will remain accommodative in 2016. In our view, the Fed will likely be very gradual in its tightening cycle and allow labor markets to strengthen in order to increase its confidence that 2% inflation will be achieved and sustainable. All told, we anticipate three to four rate hikes over the next year, with the middle point of the fed funds rate at around 1.0% - 1.125% by the end of 2016. Despite undershooting the Fed's target for several years, we think inflationary pressures could pick up in 2016. The sharp decline in energy prices has kept inflation muted in 2015, but the base effects of this downward spiral appear to us set to dissipate, which we believe will likely put upward pressure on the Consumer Price Index. Against this backdrop, we expect to maintain our defensive duration positioning and overweight to the spread sectors. We believe this approach is warranted in an attempt to achieve results that are consistent with client objectives.

Sincerely,

THOMAS SONTAG AND MICHAEL J. FOSTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	23.4%
Corporate Debt Securities	29.7
Mortgage-Backed Securities	32.5
U.S. Treasury Securities	13.9
Short-Term Investments	0.3
Cash, receivables and other assets, less liabilities	0.2 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception Date	Average Annual Total Return Ended 12/31/2015
		1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	0.18%	1.25%	1.84%	5.01%
Barclays 1-3 Year U.S. Government/Credit Bond Index[1,2]		0.65%	0.98%	2.74%	5.64%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended December 31, 2015, the 30-day SEC yield was 0.66% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 0.82% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (Neuberger) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and NBFI served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and NBFI who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period* 7/1/15 – 12/31/15
Class I	$1,000.00	$999.00	$4.28
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.92	$4.33

*  Expenses are equal to the annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 0.85%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Short Duration Bond Portfolio 12/31/15

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (13.9%)
$1,210,000	U.S. Treasury Notes, 0.63%, due 8/31/17 – 9/30/17	$1,201,896
9,445,000	U.S. Treasury Notes, 0.75%, due 10/31/17	9,395,452
160,000	U.S. Treasury Notes, 1.00%, due 2/15/18	159,517
2,730,000	U.S. Treasury Notes, 0.88%, due 10/15/18	2,700,191
8,750,000	U.S. Treasury Notes, 1.25%, due 11/15/18 – 12/15/18	8,735,873
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $22,253,463)	22,192,929
Mortgage-Backed Securities (32.5%)
Adjustable Mixed Balance (1.9%)
1,871,537	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.56%, due 9/20/36	1,659,490	µ
309,599	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.37%, due 6/19/34	298,875	[i]
1,039,144	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.72%, due 12/25/34	1,025,340	µ
		2,983,705
Commercial Mortgage-Backed (19.0%)
1,375,656	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	1,368,497
4,175,805	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	4,129,868
957,532	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	952,151
1,675,234	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	1,660,372
1,907,153	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	1,885,298
803,054	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	795,937
1,223,987	Commercial Mortgage Pass-Through Certificates, Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	1,217,102
1,940,660	Commercial Mortgage Pass-Through Certificates, Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	1,924,526
1,653,563	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.82%, due 6/15/38	1,656,694	µ
1,900,000	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.54%, due 1/15/49	1,942,575	[i]
326,816	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	327,402	ñ
1,160,437	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	1,186,256
3,405,504	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	3,374,577
825,000	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	819,678
445,770	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	456,455
2,689,325	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	2,684,957
795,000	Wells Fargo Commercial Mortgage Trust, Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	791,468
3,261,948	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	3,238,454
		30,412,267
Mortgage-Backed Non-Agency (1.8%)
451,812	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	480,908	ñ
1,841,120	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,033,677	ñ
341,637	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	384,891	ñ
		2,899,476

See Notes to Schedule of Investments

5

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE†
Fannie Mae (5.9%)
$1,683,508	Pass-Through Certificates, 3.50%, due 10/1/25	$1,766,067
3,182,314	Pass-Through Certificates, 3.00%, due 9/1/27	3,295,478
4,122,783	Pass-Through Certificates, 4.50%, due 5/1/41 – 5/1/44	4,457,708
		9,519,253
Freddie Mac (3.9%)
6,098	Pass-Through Certificates, 10.00%, due 4/1/20	6,098
1,796,748	Pass-Through Certificates, 3.50%, due 5/1/26	1,882,865
2,200,321	Pass-Through Certificates, 3.00%, due 1/1/27	2,271,146
1,888,872	Pass-Through Certificates, 4.50%, due 11/1/39	2,037,004
		6,197,113
	Total Mortgage-Backed Securities (Cost $52,533,413)	52,011,814
Corporate Debt Securities (29.7%)
Aerospace & Defense (0.1%)
205,000	Lockheed Martin Corp., Senior Unsecured Notes, 1.85%, due 11/23/18	204,664
Agriculture (0.1%)
220,000	Reynolds American, Inc., Guaranteed Notes, 2.30%, due 6/12/18	221,397
Auto Manufacturers (2.1%)
1,510,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	1,542,827
1,005,000	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	1,000,296	ñ
845,000	Toyota Motor Credit Corp., Senior Unsecured Global Medium-Term Notes, 1.55%, due 7/13/18	843,073
		3,386,196
Banks (9.1%)
1,110,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	1,115,705
1,125,000	Capital One N.A., Senior Unsecured Notes, 2.35%, due 8/17/18	1,127,319
3,325,000	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	3,312,448
2,240,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.90%, due 7/19/18	2,283,817
3,940,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	3,932,183
785,000	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	781,130	ñ
480,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	480,553
1,445,000	Sumitomo Mitsui Banking Corp., Guaranteed Notes, 0.90%, due 1/18/16	1,445,000
		14,478,155
Biotechnology (0.4%)
635,000	Gilead Sciences, Inc., Senior Unsecured Notes, 1.85%, due 9/4/18	637,886
Commercial Services (0.2%)
305,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	304,853	ñ
Computers (0.8%)
1,320,000	HP Enterprise Co., Guaranteed Notes, 2.85%, due 10/5/18	1,319,520	ñ

See Notes to Schedule of Investments

6

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE†
Diversified Financial Services (1.8%)
$1,911,000	GE Capital Int'l Funding Co., Guaranteed Notes, 0.96%, due 4/15/16	$1,911,846	ñ
940,000	Visa, Inc., Senior Unsecured Notes, 1.20%, due 12/14/17	939,035
		2,850,881
Electric (0.4%)
695,000	Exelon Corp., Senior Unsecured Notes, 1.55%, due 6/9/17	692,097
Food (0.4%)
615,000	HJ Heinz Co., Guaranteed Notes, 2.00%, due 7/2/18	612,802	ñ
Healthcare—Products (1.1%)
780,000	Medtronic, Inc., Guaranteed Notes, 1.50%, due 3/15/18	779,604
1,000,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	996,451
		1,776,055
Healthcare—Services (0.5%)
770,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 1.45%, due 7/17/17	770,007
Holding Companies—Diversified (0.4%)
605,000	MUFG Americas Holdings Corp., Senior Unsecured Notes, 1.63%, due 2/9/18	599,720
Media (1.1%)
1,000,000	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.86%, due 4/15/16	999,482	ñµ
350,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	348,345
415,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	412,889
		1,760,716
Oil & Gas (1.9%)
1,065,000	Chevron Corp., Senior Unsecured Notes, 1.34%, due 11/9/17	1,062,672
1,330,000	ConocoPhillips Canada Funding Co. I, Guaranteed Notes, 5.63%, due 10/15/16	1,373,694
625,000	Shell International Finance BV, Guaranteed Notes, 1.25%, due 11/10/17	621,750
		3,058,116
Pharmaceuticals (1.5%)
555,000	AbbVie, Inc., Guaranteed Notes, 1.80%, due 5/14/18	552,481
795,000	Bayer US Finance LLC, Guaranteed Notes, 1.50%, due 10/6/17	794,655	ñ
540,000	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	538,500
545,000	Mylan NV, Guaranteed Notes, 3.00%, due 12/15/18	543,868	ñ
		2,429,504
Pipelines (1.0%)
655,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 2.50%, due 6/15/18	627,179
390,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.65%, due 5/7/18	380,453
610,000	Kinder Morgan, Inc., Guaranteed Notes, 2.00%, due 12/1/17	587,717	µ
		1,595,349
Real Estate (0.4%)
640,000	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	634,539	ñ

See Notes to Schedule of Investments

7

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE†
Retail (1.3%)
$2,065,000	CVS Health Corp., Senior Unsecured Notes, 1.90%, due 7/20/18	$2,063,937
Telecommunications (5.1%)
1,050,000	AT&T, Inc., Senior Unsecured Notes, 1.70%, due 6/1/17	1,052,877
1,860,000	AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	1,851,494
1,120,000	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	1,114,746
1,570,000	Cisco Systems, Inc., Senior Unsecured Notes, 1.65%, due 6/15/18	1,576,513
2,588,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	2,608,246
		8,203,876
	Total Corporate Debt Securities (Cost $47,640,562)	47,600,270
Asset-Backed Securities (23.4%)
4,890,000	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	4,879,618
6,825,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.57%, due 5/15/20	6,806,652	µ
2,125,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.60%, due 9/16/19	2,122,595	µ
4,797,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.41%, due 12/16/19	4,781,341	µ
2,511,663	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	2,501,372
4,200,000	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.60%, due 5/15/19	4,195,914	µ
631,517	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.45%, due 9/26/33	626,346	µ
3,887,683	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	3,883,743
2,000,000	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	1,988,571
1,832,630	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	1,828,436
70,368	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.47%, due 11/23/22	70,102	µ
355,714	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.40%, due 4/25/23	355,268	µ
1,163,889	SLM Student Loan Trust, Ser. 2013-2, Class A, 0.87%, due 9/25/26	1,130,996	µ
2,325,000	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	2,318,683
	Total Asset-Backed Securities (Cost $37,523,848)	37,489,637
NUMBER OF SHARES
Short-Term Investments (0.3%)
463,475	State Street Institutional Liquid Reserves Fund Premier Class, 0.23% (Cost $463,475)	463,475	[a]
	Total Investments (99.8%) (Cost $160,414,761)	159,758,125	##
	Cash, receivables and other assets, less liabilities (0.2%)	254,064
	Total Net Assets (100.0%)	$160,012,189

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Short Duration Bond
Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond
Portfolio (cont'd)

Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures contracts or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$22,192,929	$—	$22,192,929
Mortgage-Backed Securities^	—	52,011,814	—	52,011,814
Corporate Debt Securities^	—	47,600,270	—	47,600,270
Asset-Backed Securities	—	37,489,637	—	37,489,637
Short-Term Investments	—	463,475	—	463,475
Total Investments	$—	$159,758,125	$—	$159,758,125

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At December 31, 2015, the cost of investments for U.S. federal income tax purposes was $160,858,382. Gross unrealized appreciation of investments was $296,932 and gross unrealized depreciation of investments was $1,397,189, resulting in net unrealized depreciation of $1,100,257, based on cost for U.S. federal income tax purposes.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of December 31, 2015, and their final maturities.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2015, these securities amounted to $12,129,869 or 7.6% of net assets for the Fund.

a  The rate shown is the annualized seven day yield as of December 31, 2015.

i  The security is a weighted average fixed-rate available funds class whose coupon may change depending on the underlying loans in the deal.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$159,758,125
Interest receivable	432,194
Receivable for Fund shares sold	170,963
Prepaid expenses and other assets	3,754
Total Assets	160,365,036
Liabilities
Due to custodian	2,465
Payable for Fund shares redeemed	180,240
Payable to investment manager (Note B)	34,096
Payable to administrator (Note B)	54,554
Accrued expenses and other payables	81,492
Total Liabilities	352,847
Net Assets	$160,012,189
Net Assets consist of:
Paid-in capital	$237,475,106
Undistributed net investment income (loss)	1,778,247
Accumulated net realized gains (losses) on investments	(78,584,528)
Net unrealized appreciation (depreciation) in value of investments	(656,636)
Net Assets	$160,012,189
Shares Outstanding ($.001 par value; unlimited shares authorized)	15,203,485
Net Asset Value, offering and redemption price per share	$10.52
*Cost of Investments	$160,414,761

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,838,316
Expenses:
Investment management fees (Note B)	447,650
Administration fees (Note B)	716,241
Audit fees	55,685
Custodian and accounting fees	82,881
Insurance expense	5,982
Legal fees	102,854
Shareholder reports	37,549
Trustees' fees and expenses	35,365
Interest expense	1,044
Miscellaneous	12,539
Total net expenses	1,497,790
Net investment income (loss)	$340,526
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	10,142
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	137,680
Net gain (loss) on investments	147,822
Net increase (decrease) in net assets resulting from operations	$488,348

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$340,526	$1,443,487
Net realized gain (loss) on investments (Note A)	10,142	136,931
Net increase from payments by affiliates (Note B)	—	13,600
Change in net unrealized appreciation (depreciation) of investments (Note A)	137,680	(209,538)
Net increase (decrease) in net assets resulting from operations	488,348	1,384,480
Distributions to Shareholders From (Note A):
Net investment income	(2,479,442)	(3,296,646)
From Fund Share Transactions (Note D):
Proceeds from shares sold	28,198,493	16,591,588
Proceeds from reinvestment of dividends and distributions	2,479,442	3,296,646
Payments for shares redeemed	(53,256,364)	(61,061,991)
Net increase (decrease) from Fund share transactions	(22,578,429)	(41,173,757)
Net Increase (Decrease) in Net Assets	(24,569,523)	(43,085,923)
Net Assets:
Beginning of year	184,581,712	227,667,635
End of year	$160,012,189	$184,581,712
Undistributed net investment income (loss) at end of year	$1,778,247	$2,478,229

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2015 was $159,199.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

14

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: paydown gains and losses, amortization of bond premium and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(514,506)	$1,438,934	$(924,428)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Total
2015	2014	2015	2014
$2,479,442	$3,296,646	$2,479,442	$3,296,646

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,778,247	$(1,100,257)	$(78,140,907)	$—	$(77,462,917)

The differences between book basis and tax basis distributable earnings are primarily due to: amortization of bond premium, losses disallowed and recognized on wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

15

determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017	2018
$45,541,698	$7,896,656
Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$22,869,984	$1,832,569

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2015, the Fund had capital loss carryforwards expire of $514,506.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the

16

application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude fees payable to Management, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2015, there was no repayment to Management under its contractual expense limitation. At December 31, 2015, the Fund had no contingent liability to Management under its contractual expense limitation.

17

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
Class I	1.00%	12/31/18	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, was retained by Management through December 31, 2015, to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

On June 3, 2014, Management made a voluntary contribution of $13,600 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2015 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$73,529,598	$39,746,038	$56,061,237	$80,751,848

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2015 and December 31, 2014 was as follows:

	For the Year Ended December 31,
	2015	2014
Shares Sold	2,642,530	1,536,915
Shares Issued on Reinvestment of Dividends and Distributions	234,796	308,675
Shares Redeemed	(4,988,565)	(5,651,732)
Total	(2,111,239)	(3,806,142)

Note E—Lines of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several

18

mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from January 1, 2015 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended December 31, 2015, the Fund did not utilize either line of credit with State Street.

19

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.66	$10.78	$10.95	$10.79	$11.20
Income From Investment Operations:
Net Investment Income (Loss)‡	0.02	0.07	0.07	0.13	0.19
Net Gains or Losses on Securities (both realized and unrealized)	0.00	0.00	(0.00)	0.37	(0.16)
Total From Investment Operations	0.02	0.07	0.07	0.50	0.03
Less Distributions From:
Net Investment Income	(0.16)	(0.19)	(0.24)	(0.34)	(0.44)
Voluntary Contribution from Management	—	0.00	—	—	—
Net Asset Value, End of Year	$10.52	$10.66	$10.78	$10.95	$10.79
Total Return††	0.18%[b]	0.61%[a]	0.62%	4.61%	0.29%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$160.0	$184.6	$227.7	$226.6	$245.6
Ratio of Gross Expenses to Average Net Assets#	0.84%	0.82%	0.80%	0.82%	0.81%
Ratio of Net Expenses to Average Net Assets	0.84%	0.82%	0.80%	0.82%§	0.81%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%	0.69%	0.64%	1.20%	1.73%
Portfolio Turnover Rate	65%	58%	72%	67%	74%
See Notes to Financial Highlights

20

Notes to Financial Highlights Short Duration Bond Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

b  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2015 would have been 0.09%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

a  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2014.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Short Duration Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2016

22

Trustees and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

29

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

31

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman Fixed Income LLC ("NBFI") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Short Duration Bond Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NBFI, and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBFI.

32

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management and NBFI used brokers to execute Fund transactions that provide research and other services to Management or NBFI and the types of benefits potentially derived from such services by Management, NBFI, the Fund and other clients of Management and NBFI. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and NBFI in this context.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's short, intermediate and long-term performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board considered that as compared to its peer group, the Fund's performance was higher than the median for the three and five-year periods and lower than the median for the one and ten-year periods. The Board also considered that the Fund's performance was higher than its benchmark for the three and five-year periods and lower than its benchmark for the one and ten-year periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to

33

its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group. The Board also considered any fall-out benefits likely to accrue to Management, NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group and was aware that non-proprietary insurance product funds generally have higher fee structures than proprietary funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, for the Fund's I Class shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the median. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and NBFI should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's and NBFI's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and NBFI's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

34

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and NBFI into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

35

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2015

B1017 02/16

Socially Responsive Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") Class I generated a total return of -0.46% for the 12 months ended December 31, 2015, underperforming the 1.38% return of its benchmark, the S&P 500® Index for the same period. Returns for the Fund's Class I and Class S shares are provided in the table immediately following this letter.

Ongoing global and local pressures weighed on U.S. companies and markets in 2015, particularly the dollar's strength, which hurt overseas earnings, and oil's drop, which hurt capital spending in energy-related industries. Early 2015's mild market turned sharply negative in August as China's currency revaluation and a continued decline in commodities underscored growth concerns. A fourth quarter rally, which hinged on the U.S. Federal Reserve's (Fed) positive U.S. outlook and a commitment to measured interest rate increases, led to a modestly positive close for the benchmark.

Controlling for oil and the dollar, earnings for U.S. companies were fairly solid in 2015, showing signs of underlying strength. The businesses we invested in largely performed in line with our expectations, turning in solid results compared to their peers.

Progressive and Newell Rubbermaid were top performers for the year, rewarded for their steady, well-managed businesses, and in Newell's case, a positively received merger announcement. eBay also outperformed relative to the benchmark, as greater clarity on business prospects following the PayPal spinoff helped the stock.

American Express declined over the loss of its Costco relationship. Longer term, we believe the impact will be relatively small and we used price weakness to add to our position. Industrials holding NOW Inc. suffered with energy prices, and although we sold Keurig Green Mountain into a sharp upswing during a fourth quarter buyout offer, the stock overall had a difficult year. In addition to selling Keurig Green Mountain, we added logistics name J.B. Hunt, a business we have owned before.

Looking ahead, we believe the U.S. economic outlook is relatively good within a slow-growth world, with stronger consumers and reduced headwinds supporting an improving outlook for U.S. manufacturers in 2016.

U.S. consumers used low gas prices to improve their financial health, exiting 2015 with their debt service burden at a multi-year low and saving rate at a multi-year high. Along with low unemployment and some evidence of wage inflation, this points to improving purchasing power.

The dollar strengthened in 2015 in anticipation of the Fed's long-expected rate increase, which created a headwind for U.S. profit growth and manufacturing competitiveness. We believe the Fed's December move plus clear signals that future moves will be measured, suggest dollar appreciation could be more limited in 2016, reducing a drag on U.S. company performance.

Our primary concerns continue to be geopolitical. But absent an exogenous shock to the system, we anticipate continued slow growth for the global economy.

Our emphasis remains on high-quality, growing businesses with healthy balance sheets, capable management teams and solid ESG characteristics, and we believe our companies are positioned to do well in a variety of environments. Given what we see as their inherent operating leverage, we think our companies are well positioned to translate top line growth into advantaged bottom line growth. At the same time, with strong balance sheets and free cash flow generation, they appear to us to be well positioned to weather global economic turmoil should it occur.

Sincerely,

ARTHUR MORETTI* AND INGRID S. DYOTT
PORTFOLIO CO-MANAGERS

*  As previously disclosed, Arthur Moretti recently announced he intends to retire in February 2016 after a 28-year career and 14 years at Neuberger Berman. Effective February 5, 2016, Ingrid Dyott and Sajjad Ladiwala will be Portfolio Co-Managers. Mamundi Subhas will remain Associate Portfolio Manager.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Socially Responsive Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.3%
Consumer Staples	3.6
Energy	7.3
Financials	16.2
Health Care	10.4
Industrials	18.3
Information Technology	21.2
Telecommunication Services	2.9
Utilities	4.2
Short-Term Investments	3.6
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2015
	Date	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	–0.46%	10.21%	6.88%	6.63%
Socially Responsive Portfolio Class S2	05/01/2006	–0.59%	10.04%	6.74%	6.55%
S&P 500® Index[1,3]		1.38%	12.57%	7.31%	5.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.98% and 1.23% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2015 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (Neuberger) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2016 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period* 7/1/15 – 12/31/15	Expense Ratio
Class I	$1,000.00	$989.60	$4.96	0.99%
Class S	$1,000.00	$989.10	$5.87	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.21	$5.04	0.99%
Class S	$1,000.00	$1,019.31	$5.96	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Socially Responsive Portfolio 12/31/15

NUMBER OF SHARES		VALUE†
Common Stocks (96.5%)
Airlines (2.3%)
100,484	Ryanair Holdings PLC ADR	$8,687,847
Auto Components (2.1%)
187,495	BorgWarner, Inc.	8,105,409
Banks (3.4%)
307,814	U.S. Bancorp	13,134,423
Communications Equipment (1.4%)
172,330	NetScout Systems, Inc.	5,290,531	*
Consumer Finance (4.6%)
254,260	American Express Co.	17,683,783
Diversified Financial Services (3.1%)
45,780	Intercontinental Exchange, Inc.	11,731,583
Diversified Telecommunication Services (2.9%)
204,963	Level 3 Communications, Inc.	11,141,789	*
Electric Utilities (4.3%)
318,737	Eversource Energy	16,277,899
Energy Equipment & Services (3.5%)
192,533	Schlumberger Ltd.	13,429,177
Health Care Equipment & Supplies (7.0%)
285,102	Abbott Laboratories	12,803,931
90,928	Becton, Dickinson & Co.	14,011,095
		26,815,026
Health Care Providers & Services (1.3%)
140,657	Premier, Inc. Class A	4,960,972	*
Household Durables (4.9%)
424,819	Newell Rubbermaid, Inc.	18,726,021
Industrial Conglomerates (6.4%)
53,038	3M Co.	7,989,644
176,521	Danaher Corp.	16,395,271
		24,384,915
Insurance (5.0%)
607,363	Progressive Corp.	19,314,143
NUMBER OF SHARES		VALUE†
Internet Software & Services (2.3%)
315,914	eBay, Inc.	$8,681,317	*
IT Services (6.8%)
47,133	Alliance Data Systems Corp.	13,035,574	*
63,526	MasterCard, Inc. Class A	6,184,891
193,155	PayPal Holdings, Inc.	6,992,211	*
		26,212,676
Oil, Gas & Consumable Fuels (3.8%)
44,316	Cimarex Energy Co.	3,960,964
324,821	Noble Energy, Inc.	10,696,356
		14,657,320
Personal Products (3.6%)
316,717	Unilever NV	13,720,180
Pharmaceuticals (2.1%)
28,600	Roche Holding AG	7,925,300
Professional Services (3.5%)
63,287	ManpowerGroup, Inc.	5,334,461
168,317	Robert Half International, Inc.	7,934,464
		13,268,925
Road & Rail (1.2%)
63,184	J.B. Hunt Transport Services, Inc.	4,635,178
Semiconductors & Semiconductor Equipment (5.0%)
346,887	Texas Instruments, Inc.	19,012,876
Software (5.7%)
65,793	Adobe Systems, Inc.	6,180,594	*
163,258	Intuit, Inc.	15,754,397
		21,934,991
Specialty Retail (4.3%)
21,785	O'Reilly Automotive, Inc.	5,520,755	*
154,177	TJX Cos., Inc.	10,932,691
		16,453,446
Textiles, Apparel & Luxury Goods (1.0%)
130,148	Gildan Activewear, Inc.	3,698,806

See Notes to Schedule of Investments

5

Schedule of Investments Socially Responsive Portfolio (cont'd)

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (5.0%)
402,871	NOW, Inc.	$6,373,419	*
63,840	W.W. Grainger, Inc.	12,933,346
		19,306,765
	Total Common Stocks (Cost $292,856,426)	369,191,298
Short-Term Investments (3.7%)
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$100,000	Self Help Credit Union, 0.25%, due 1/9/16	100,000
100,000	Self Help Federal Credit Union, 0.25%, due 1/29/16	100,000
		200,000	#
NUMBER OF SHARES
Money Market Fund (3.6%)
13,730,652	State Street Institutional Treasury Money Market Fund Premier Class, 0.02%	13,730,652	[a]
	Total Short-Term Investments (Cost $13,930,652)	13,930,652
	Total Investments (100.2%) (Cost $306,787,078)	383,121,950	##
	Liabilities, less cash, receivables and other assets [(0.2%)]	(577,371)
	Total Net Assets (100.0%)	$382,544,579

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Socially Responsive Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

7

Notes to Schedule of Investments Socially Responsive Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Pharmaceuticals	$—	$7,925,300	$—	$7,925,300
Other Common Stocks^	361,265,998	—	—	361,265,998
Total Common Stocks	361,265,998	7,925,300	—	369,191,298
Short-Term Investments^	—	13,930,652	—	13,930,652
Total Investments	$361,265,998	$21,855,952	$—	$383,121,950

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

#  At cost, which approximates market value.

##  At December 31, 2015, the cost of investments for U.S. federal income tax purposes was $307,490,993. Gross unrealized appreciation of investments was $87,350,247 and gross unrealized depreciation of investments was $11,719,290, resulting in net unrealized appreciation of $75,630,957, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

a  The rate shown is the annualized seven day yield as of December 31, 2015.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
December 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$383,121,950
Dividends and interest receivable	360,879
Receivable for Fund shares sold	115,109
Prepaid expenses and other assets	3,913
Total Assets	383,601,851
Liabilities
Payable for securities purchased	504,631
Payable for Fund shares redeemed	170,195
Payable to investment manager (Note B)	177,063
Payable to administrator—net (Note B)	112,195
Accrued expenses and other payables	93,188
Total Liabilities	1,057,272
Net Assets	$382,544,579
Net Assets consist of:
Paid-in capital	$290,409,358
Undistributed net investment income (loss)	2,557,515
Accumulated net realized gains (losses) on investments	13,254,727
Net unrealized appreciation (depreciation) in value of investments	76,322,979
Net Assets	$382,544,579
Net Assets
Class I	$307,643,762
Class S	74,900,817
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,334,439
Class S	3,477,943
Net Asset Value, offering and redemption price per share
Class I	$21.46
Class S	21.54
*Cost of Investments	$306,787,078

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Year Ended December 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,653,652
Interest income—unaffiliated issuers	637
Foreign taxes withheld (Note A)	(139,725)
Total income	$6,514,564
Expenses:
Investment management fees (Note B)	2,096,004
Administration fees (Note B):
Class I	927,388
Class S	234,614
Distribution fees (Note B):
Class S	195,512
Audit fees	45,335
Custodian and accounting fees	119,370
Insurance expense	11,253
Legal fees	221,330
Shareholder reports	84,481
Trustees' fees and expenses	35,553
Interest expense	6
Miscellaneous	20,154
Total expenses	3,991,000
Expenses reimbursed by Management (Note B)	(46,514)
Total net expenses	3,944,486
Net investment income (loss)	$2,570,078
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,710,396
Foreign currency	(11,967)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(18,199,198)
Foreign currency	1,322
Net gain (loss) on investments	(4,499,447)
Net increase (decrease) in net assets resulting from operations	$(1,929,369)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$2,570,078	$2,220,932
Net realized gain (loss) on investments (Note A)	13,698,429	35,964,831
Net increase from payments by affiliates (Note B)	—	6,512
Change in net unrealized appreciation (depreciation) of investments (Note A)	(18,197,876)	(3,161,945)
Net increase (decrease) in net assets resulting from operations	(1,929,369)	35,030,330
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(1,784,606)	(1,051,153)
Class S	(243,770)	(90,760)
Net realized gain on investments:
Class I	(28,214,516)	—
Class S	(6,891,832)	—
Total distributions to shareholders	(37,134,724)	(1,141,913)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	31,304,486	47,997,591
Class S	5,362,023	6,621,430
Proceeds from reinvestment of dividends and distributions:
Class I	29,999,122	1,051,153
Class S	7,135,602	90,760
Payments for shares redeemed:
Class I	(23,488,301)	(18,437,401)
Class S	(11,007,356)	(13,766,874)
Net increase (decrease) from Fund share transactions	39,305,576	23,556,659
Net Increase (Decrease) in Net Assets	241,483	57,445,076
Net Assets:
Beginning of year	382,303,096	324,858,020
End of year	$382,544,579	$382,303,096
Undistributed net investment income (loss) at end of year	$2,557,515	$2,028,285

See Notes to Financial Statements

11

Notes to Financial Statements Socially Responsive Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2015 was $6,845.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

12

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses and prior year partnership basis adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(12,472)	$12,472

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$2,028,376	$1,141,913	$35,106,348	$—	$37,134,724	$1,141,913

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,557,515	$13,958,642	$75,619,064	$—	$—	$92,135,221

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

13

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2015, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such

14

services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2015, there was no repayment to Management under its contractual expense limitation.

At December 31, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
Class I	1.30%	12/31/18	$—	$—	$—
Class S	1.17%	12/31/18	55,545	45,262	46,514

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

On June 3, 2014, Management made a voluntary contribution of $6,512 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2015, there were purchase and sale transactions (excluding short-term securities) of $98,254,591 and $90,822,191, respectively.

During the year ended December 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

15

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2015 and December 31, 2014 was as follows:

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,316,233	1,403,796	(1,003,193)	1,716,836
ClassS	227,843	332,662	(469,015)	91,490

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,160,865	49,028	(834,461)	1,375,432
ClassS	296,502	4,223	(621,233)	(320,508)

Note E—Lines of Credit:

At December 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through December 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from January 1, 2015 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended December 31, 2015, the Fund did not utilize either line of credit with State Street.

16

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.88	$21.72	$15.89	$14.35	$14.86
Income From Investment Operations:
Net Investment Income (Loss)‡	0.16	0.15	0.09	0.15	0.04
Net Gains or Losses on Securities (both realized and unrealized)	(0.28)	2.10	5.87	1.43	(0.50)
Total From Investment Operations	(0.12)	2.25	5.96	1.58	(0.46)
Less Distributions From:
Net Investment Income	(0.14)	(0.09)	(0.13)	(0.04)	(0.05)
Net Capital Gains	(2.16)	—	—	—	—
Total Distributions	(2.30)	(0.09)	(0.13)	(0.04)	(0.05)
Voluntary Contribution from Management	—	0.00	—	—	—
Net Asset Value, End of Year	$21.46	$23.88	$21.72	$15.89	$14.35
Total Return††	(0.46)%[b]	10.38%[a]	37.60%	10.98%	(3.08)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$307.6	$301.3	$244.2	$148.7	$108.4
Ratio of Gross Expenses to Average Net Assets#	0.98%	0.98%	0.99%	1.03%	1.06%
Ratio of Net Expenses to Average Net Assets	0.98%	0.98%	0.99%	1.03%§	1.06%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.70%	0.68%	0.49%	0.98%	0.29%
Portfolio Turnover Rate	24%	37%	29%	30%	20%

See Notes to Financial Highlights

17

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.93	$21.76	$15.92	$14.39	$14.90
Income From Investment Operations:
Net Investment Income (Loss)‡	0.12	0.12	0.06	0.13	0.03
Net Gains or Losses on Securities (both realized and unrealized)	(0.27)	2.08	5.89	1.42	(0.50)
Total From Investment Operations	(0.15)	2.20	5.95	1.55	(0.47)
Less Distributions From:
Net Investment Income	(0.08)	(0.03)	(0.11)	(0.02)	(0.04)
Net Capital Gains	(2.16)	—	—	—	—
Total Distributions	(2.24)	(0.03)	(0.11)	(0.02)	(0.04)
Voluntary Contribution from Management	—	0.00	—	—	—
Net Asset Value, End of Year	$21.54	$23.93	$21.76	$15.92	$14.39
Total Return††	(0.59)%[b]	10.11%[a]	37.41%	10.74%	(3.15)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$74.9	$81.1	$80.7	$66.7	$70.6
Ratio of Gross Expenses to Average Net Assets#	1.23%	1.23%	1.24%	1.28%	1.31%
Ratio of Net Expenses to Average Net Assets	1.17%	1.17%	1.17%	1.17%§	1.17%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.52%	0.32%	0.82%	0.20%
Portfolio Turnover Rate	24%	37%	29%	30%	20%

See Notes to Financial Highlights

18

Notes to Financial Highlights Socially Responsive Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

b  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2015.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

a  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2014.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2016

20

Trustees and Officers†

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	58	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	58

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	58

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	58

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	58

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	58

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	58

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	58

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	58

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	58	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	58

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	58	None.
25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman LLC ("Neuberger Berman"), since 2009; Managing Director of NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

58

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	58	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

27

Information about the Officers of the Trust†

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel—Mutual Funds, and Senior Vice President, NBIA since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NBIA, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ,ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NBIA acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; Chief Compliance Officer, ten registered investment companies for which NBIA acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

†  Table is as of December 31, 2015, but reflects the entity consolidation that became effective on January 1, 2016, as described on page 3 of this Annual Report.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Socially Responsive Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

30

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management and Neuberger in this context.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers.

With respect to investment performance, the Board considered information regarding the Fund's short, intermediate and long-term performance both on an absolute basis and relative to an appropriate benchmark and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its peer group, the Fund's performance was higher than the median for the one and five-year periods and lower than the median for the three and ten-year periods. The Board also considered that the Fund's performance was lower than its benchmark for the one, three, five and ten-year periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after

31

considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group. The Board also considered any fall-out benefits likely to accrue to Management, Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the peer group and was aware that non-proprietary insurance product funds generally have higher fee structures than proprietary funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, for the Fund's I Class shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the median. The Board looked at the I Class as a proxy for both of the Fund's classes. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and Neuberger should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's and Neuberger's reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2015 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $35,106,348 as a capital gain distribution.

33

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Adviser’s Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed on January 5, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Absolute Return Multi-Manager Portfolio, Guardian Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, and Socially Responsive Portfolio (collectively, the “Funds”).  The Funds commenced operations on, respectively, May 1, 2014, November 3, 1997, April 29, 2005, March 22, 1994, November 3, 1997, August 22, 2001, July 12, 2002, and February 18, 1999.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $413,700 and $314,000 for the fiscal years ended 2014 and 2015, respectively.
 (b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $100,350 and $103,350 for the fiscal years ended 2014 and 2015, respectively.

The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

 (d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $100,350 and $103,350 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's annual reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).

(a)	(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)	(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	March 7, 2016

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	March 7, 2016